                           FOUNTAIN SQUARE(R) FUNDS

                            [PICTURE APPEARS HERE]

                                                 -------------------------------
                                                 QUALITY GROWTH FUND
                                                 -------------------------------
                                                 -------------------------------
                                                 PINNACLE FUND
                                                 -------------------------------
                                                 -------------------------------
                                                 EQUITY INCOME FUND
                                                 -------------------------------
                                                 -------------------------------
                                                 BALANCED FUND
                                                 -------------------------------
                                                 -------------------------------
                                                 MID CAP FUND
                                                 -------------------------------
                                                 -------------------------------
                                                 INTERNATIONAL EQUITY FUND
                                                 -------------------------------
                                                 -------------------------------
                                                 BOND FUND FOR INCOME
                                                 -------------------------------
                                                 -------------------------------
                                                 QUALITY BOND FUND
                                                 -------------------------------
                                                 -------------------------------
                                                 U.S. GOVERNMENT SECURITIES FUND
                                                 -------------------------------
                                                 -------------------------------
                                                 MUNICIPAL BOND FUND
                                                 -------------------------------
                                                 -------------------------------
                                                 OHIO TAX FREE BOND FUND
                                                 -------------------------------



                         Annual Report to Shareholders

                                                                   July 31, 1998

--------------------[LOGO OF FIFTH THIRD BANK APPEARS HERE]---------------------

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the Funds, which contains facts concerning the objectives and policies, management fees, expenses and other information.

For more complete information on the Fountain Square Funds, including fees, expenses and sales charges, please call 1-888-799-5353 for a prospectus, which you should read carefully before you invest or send money. The Fountain Square Funds are distributed by BISYS Fund Services.

Fifth Third Bank and its affiliate Heartland Capital Management, Inc. serve as Investment Advisors to the Funds and receive a fee for their services.

Fountain Square Funds, like all mutual funds:
 . are NOT FDIC insured
 . have no bank guarantee
 . may lose value

Letter from the Chief Investment Officer
--------------------------------------------------------------------------------

  Dear Shareholder:

       We are pleased to present the Fountain Square Stock and Bond Mutual Funds' Annual Report for the 12 months ended July 31, 1998. This letter offers us an opportunity to discuss the Funds' performance during the period, comment on recent market conditions, describe our investment strategy in that environment, and review our outlook and strategy for the coming months.

  Strong performance amid volatility

       The 12-month period ended July 31, 1998, was marked by moderate-to-strong economic growth with a decline in inflation and interest rates, and respectable corporate profits. In that environment, the stock market continued to post gains, with the S&P 500(1) delivering a total return of 19.31%. The period also saw strong money flows into equities from investors, and a solid performance from bonds. The low inflation environment helped push the yield on the 30-year Treasury bond down from 6.45% to 5.70% at the end of the period.

       As investors reacted to the Asian economic crisis that began last year, there was considerable volatility from month to month. In our view, investors were concerned that Asia's weak economy could possibly damage the earnings of firms within the United States. We believe that investors also worried that the tight labor market in the United States could lead to an increase in inflation. Those concerns caused stock and bond prices to fluctuate considerably during the period.

  A solid, long-term approach

       Our Funds performed well during the period. Based on peer group rankings by Lipper Analytical Services, Inc. as of July 31, 1998, the Fountain Square Equity Income Fund was ranked as the third best performing fund of 211 funds. The Fountain Square International Equity Fund performed in the top 19% of its peer group, and the Fountain Square U.S. Government Securities Fund was ranked 20th out of 100 funds in its peer group./2/

       Those performances reflect our aim of seeking discipline, while having a long-term approach to investing. We seek to keep our Funds fully invested, making no attempt to time the market. We do not focus on short-term events and price fluctuations. Instead, we attempt to identify long-term trends driving the stock market. We seek to invest in consistent, high-quality growth companies that may benefit from those trends, when the shares of such firms trade at attractive valuations.

       Our Equity Funds recently benefited from their investments in shares of companies in the technology, healthcare and financial services sectors. The technology sector has performed well due to huge investments in technology, which replaced labor-intensive jobs and increased worker productivity. Healthcare stocks have been strong performers as aging baby boomers spend more money to fight the aging process, while financial services shares have benefited as more baby boomers begin to invest for their retirements.

       We also take a long-term approach to the task of managing our Bond Funds. We do not make large bets on the direction of interest rates. Instead, we attempt to add value by focusing on sectors of the bond market that we believe offer attractive opportunities, while attempting to minimize the volatility of the Funds.

  A challenging environment ahead

       We are optimistic that inflation will remain low and that interest rates will decline further in the months ahead. However, the continuing fallout from the Asian crisis may dampen U.S. economic growth and hurt overall corporate earnings.

--------------------------------------------------------------------------------

   In that environment, we will continue to seek to invest in consistent, high-quality growth companies. Such firms' shares often do not rise as much as other shares in a strong bull market; but when the going gets tough, investors may recognize and appreciate quality companies. Those are precisely the types of companies in which the Fountain Square Funds endeavor to invest.

   This is a good time to remind investors of the importance of building and maintaining a diversified investment portfolio. Such a portfolio should include a mix of small-, mid- and large-capitalization stocks that provide the potential for long-term growth, as well as bonds that can offer some stability. Some investors lately have concentrated their portfolios in blue-chip stocks. But while large-company stocks have outperformed shares of smaller firms in recent years, small-company stocks have outperformed other major asset categories over the long term. Furthermore, shares of the largest firms are highly valued at this point, while small-cap shares may offer good values.

   Investors also should consider a stake in international markets, which offer further diversification benefits. Many European markets have performed well this year, while Asian markets and elsewhere, though they underperformed, may offer good values.

   Periods of stock market volatility, such as the current one, can be unsettling. But such times also offer an opportunity to revisit the principles that guide our investment strategy. One principle is consistency:
   We will maintain our strategy regardless of temporary fluctuations in securities prices and will continue to invest in portfolios designed to meet our Funds' stated long-term objectives.

   There is little to be gained--and much to be lost--by adopting a strategy that attempts to predict the financial markets' short-term movements. We are firmly convinced that a sound and consistent long-term investment policy offers the most effective way to cope with temporary market swings. Such a policy also provides the best opportunity for our Funds and their shareholders to achieve their financial goals.

   During the coming period the Fountain Square Funds will change their name to the Fifth Third Funds. The change reflect the Funds' association with the Fifth Third Bank. The Funds themselves--their strategies, objectives and management--will not change, however, shareholders can continue to rely upon them to employ consistent strategies in pursuit of long-term goals.

   Thank you for your continued confidence in the Fountain Square Funds. We will aim to continue to manage the Funds with a disciplined, long-term approach and to do our best to help you meet your financial goals while avoiding undue risk.

   Sincerely,

   /s/ James D. Berghausen

   James D. Berghausen, CFA
   Chief Investment Officer
   Fifth Third Bank

   /1/ Standard & Poor's 500 Stock Index is an unmanaged market index. This index does not include transaction costs associated with buying and selling securities, nor does it include any management fees.

   /2/ For the 1-year period ended July 31, 1998, The Fountain Square Equity Income Fund (Investment A Shares), the Fountain Square International Equity Fund (Investment A Shares) and the Fountain Square U.S. Government Securities Fund (Investment A Shares) ranked 3 out of 211 funds, 89 out of 473 funds and 20 out of 100 funds within the Equity Income Funds category, the International Funds category and the Short Intermediate U.S. Government Funds categories, respectively. For the 5- and 10-year periods ending July 31, 1998, the Fountain Square Equity Income Fund (Investment A Shares), the Fountain Square International Equity Fund (Investment A Shares) and the Fountain Square U.S. Government Securities Fund (Investment A Shares) ranked 3 out of 210, 89 out of 472 and 74 out of 88, respectively. The Lipper rankings are based on total return and do not reflect a sales charge.

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                                       3

Investment Reviews
--------------------------------------------------------------------------------

 Fountain Square Quality Growth Fund

   An interview with Steven E. Folker, portfolio manager.

   Q. How did the Fund perform during the 12-month period ended July 31, 1998?

   A. The fund posted a total return of 14.12% on Investment A Shares (before deduction of sales charge) for the 12 months ended July 31, 1998. That trailed the 19.31% return for the S&P 500 and the 24.77% total return for the S&P/Barra Growth Index. But the Fund outpaced the 13.15% return for Lipper Growth Fund Average.

   Q. What were the economic or market conditions that contributed to the Fund's performance?

   A. Overall, the market was supported by factors such as strong liquidity, declining interest rates and a healthy U.S. economy. Stocks also benefited from continued strong growth in corporate earnings in the early part of the period. But the Asian economic crisis emerged as a major concern for the U.S. stock market in the fall of 1997, resulting in a significant slowdown of earnings growth. The market's largest gains for the period were narrowly focused on a relatively small number of liquid shares of the largest companies.

   Q.  How did you manage the Fund in that environment?

   A. Our strategy was to carefully monitor valuations, taking profits in more highly valued companies. We also focused on companies with both strong long-term fundamentals and good short-term outlooks.

   Q. In what sectors did you find opportunities during the period?

   A. We looked for opportunities in the healthcare sector, where many firms benefited from favorable demographics and strong new-product development, factors which are not closely linked to the state of the economy. The Fund added investments in the medical devices company Guidant Corp. (3.1% of the Fund's net assets) and pharmaceutical company Warner Lambert, Inc. (1.9%). We also found opportunities in shares of consumer cyclical firms, which benefited from the strong U.S. economy. Lowe's Companies, Inc. (1.5%) and WalMart Stores, Inc. (2.2%) were new stocks we added from this sector. And we added to the portfolio shares of diversified capital goods companies such as Avery Dennison Corp. (1.6%) and Tyco International, Ltd. (2.5%). We reduced our exposure to technology stocks but remain overweighted in that sector.*

   Q. What stocks helped boost returns?

   A. Strong performers included Cisco Systems Inc. (2.3% of net assets), up 80.5%, and Microsoft Corp. (1.3%), up 55.5%, in technology; Pfizer Inc. (1.0%), up 85.4%, Schering-Plough Corp. (1.0%), up 78.6%, and Warner Lambert, Inc. (1.6%), up 63.1%, in health care; Comair Holdings, Inc. (1.5%), up 76.7%, in transportation; and The Home Depot, Inc. (4.0%), up 68.7%.*

   Q. In what sectors did you avoid or reduce your exposure?

   A. We avoided exposure in the utilities sector and remained underweighted in basic materials, energy and consumer staples.

   Q. What is your outlook for the stock market, and how will you manage the Fund in that environment?

   A. We expect the stock market to post reasonably good returns over the intermediate to long term, although the market may be volatile in the coming months. We will carefully watch market valuations, periodically taking profits from higher-valued stocks and using that cash to invest in companies with solid long-term prospects.

   Q. What were the Fund's top five holdings as of July 31, 1998?

   A. The Fund's top five holdings were Intel Corp. (4.8% of net assets), Bank of New York Co., Inc. (4.0%), The Home Depot Inc. (4.0%), Freddie Mac (3.9%) and Illinois Tool Works (3.2%).*


----------------------
   * The composition of the Fund's portfolio is subject to change.

--------------------------------------------------------------------------------
     Growth of $10,000 Invested in the Fountain Square Quality Growth Fund

                          [LINE GRAPH APPEARS HERE]

Quality Growth

            Investment   Investment    S&P 500     S&P/BARRA    Lipper Growth
             C Shares     A Shares   Stock Index  Growth Index  Funds Average
             --------     --------   -----------  ------------  -------------
Jul-88        10,000        9,550       10,000       10,000        10,000
Jul-89        12,648       12,144       13,187       13,329        12,788
Jul-90        14,051       13,528       14,040       14,908        13,512
Jul-91        16,502       15,949       15,834       17,216        15,447
Jul-92        18,854       18,312       17,854       19,331        17,196
Jul-93        19,025       18,498       19,403       19,617        19,372
Jul-94        19,630       19,086       20,409       20,613        20,263
Jul-95        24,184       23,514       25,727       26,947        25,475
Jul-96        27,207       26,497       29,986       31,700        27,949
Jul-97        41,561       40,803       45,615       49,602        40,354
Jul-98        47,134       46,566       54,423       61,888        45,661


   Average Annual Total Return for the Period Ended July 31, 1998/1/
--------------------------------------------------------------------------------
                                   Investment A*       Investment C**
                                   -------------       --------------
1 Year ............................... 8.97% ..............13.41%
5 Year ...............................19.18% ..............19.90%
10 Year ..............................16.64% ..............16.77%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     /1/ The quoted performance of the Quality Growth Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, for periods dating back to 7/31/88, and prior to the Quality Growth Fund's commencement of operations on 11/20/92, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

     *Reflects the maximum sales charge of 4.50%.

     **Investment C Shares were initially offered April 25, 1996. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund. Investment C shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative service fees at a maximum rate of 0.25% and Rule 12b-1 fees of up to 0.75% of the average daily net asset value of Investment C Shares. If these fees were reflected, performance would have been lower. Investment A Shares are subject to Rule 12b-1 fees of up to 0.35% of the average daily net asset value of Investment A Shares.

     The Fund's performance is measured against the Standard & Poor's 500 Stock Index and the S&P/BARRA Growth Index, both of which are unmanaged indices generally representative of the stock market, and the Lipper Growth Funds Average, representative of the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. falling into this category. The S&P 500 Stock Index and the S&P/BARRA Growth Index do not reflect the deduction of fees associated with a mutual fund. The Lipper Growth Funds Average and the Fund's performance reflect the deduction of fees for these value-added services.

-------------------------------------------------------------------------------
Fountain Square Pinnacle Fund

An interview with portfolio managers Robert D. Markley, Thomas F. Maurath and Barry F. Ebert.

Q. What was the Fund's total return during the 12-month period ended July 31, 1998?

A. The Fund posted a 23.21% return on Investment A Shares (before deduction of sales charge). That compared to a 19.31% return for the Fund's benchmark, the S&P 500 Stock Index.

Q. What factors affected the Fund's performance during this period?

A. The Fund provided strong returns in the context of the stock market environment, as shares of the large capitalization growth companies outperformed the market as a whole. The Pinnacle Fund invests primarily in those stocks, and thus benefited from their superior performance.

There are several reasons shares of large growth-oriented companies outgained the market. First, investors anticipated a slowdown in the economy, and thus sought shares of companies with strong potential for consistent earnings growth. Second, investors sought liquidity in the shares of the largest companies due to concerns that troubles in the global economy would affect U.S. corporate profits. Third, last July's capital gains tax cut makes growth stocks relatively more attractive to investors than cyclical stocks. Those factors, combined with superior stock picking, led to the Fund's strong performance.

Q. This Fund recently became available to Fountain Square investors. What are its objectives?

A. The Fountain Square Pinnacle Fund, which at the end of the period had $36 million under management, became available to Fountain Square investors on March 9, 1998. Its objective is to generate long-term capital appreciation. The Fund aims to be in the top 30% of stock mutual funds with similar styles.

Q. What kind of investments does the Pinnacle Fund make to pursue that goal?

A. The Fund seeks to invest in high-quality companies with strong earnings growth prospects. We especially look for companies with unique characteristics, such as special products or manufacturing processes, that will enable them to sustain strong earnings growth and exceed Wall Street's expectations. Microsoft Corp. (2.7% of net assets), a current holding, is a good example of the kind of stock we like to buy.* The firm is dominant in its industry, has a strong and varied product line and continues to produce earnings growth that outperforms expectations. In the event that the stock market looks unattractive, the Fund may keep some assets in cash. However, the Fund generally will be fully invested in high-quality companies.

Q. How did that strategy work during the recent period?

A. The Fund's Investment A Shares gained 23.21% (before deduction of sales charge) from inception through July 31, 1998.** That compares to 19.31% for the Fund's benchmark, the Standard and Poor's 500 Index. The Fund benefited from the strong performance of stocks such as Lucent Technology, Inc. (2.6% of net assets), which returned 55.6% during the period, and Warner Lambert, Inc. (2.7%), which gained 63%.*

Q. What type of investor might consider this Fund?

A. The Fund may be a good investment for anyone interested in building long-term assets, whether they are saving for retirement, their children's education or any other goal that is at least several years in the future.

Q. What were the Fund's top five holdings as of July 31,1998?

A. The Fund's top five holdings were Warner Lambert, Inc. (2.7% of net assets), Microsoft Corp. (2.7%), Lucent Technology, Inc. (2.6%), Worldcom, Inc. (2.6%) and Waste Management, Inc. (2.6%).*

--------------------
*  The composition of the Fund's portfolio is subject to change.

** Performance information includes the performance of the Fund's predecessor, The Pinnacle Fund.

--------------------------------------------------------------------------------

Growth of $10,000 Invested in the Fountain Square Pinnacle Fund

                           [LINE GRAPH APPEARS HERE]
   Pinnacle Fund

              Investment      Investment
              C Shares**      A Shares*   S&P 500 stock Index
              ----------      ---------   -------------------

   Jul-88       10,000          9,550           10,000
   Jul-89       12,620         12,052           13,187
   Jul-90       14,256         13,615           14,040
   Jul-91       15,575         14,874           15,834
   Jul-92       16,624         15,875           17,854
   Jul-93       17,700         16,903           19,403
   Jul-94       17,761         16,961           20,409
   Jul-95       22,064         21,071           25,727
   Jul-96       27,042         25,825           29,986
   Jul-97       39,308         37,539           45,615
   Jul-98       47,565         46,246           54,440


   Average Annual Total Return for the Period Ended July 31, 1998/1/
--------------------------------------------------------------------------------

                                    Investment A*       Investment C**
                                    -------------       --------------
1 Year ............................... 17.67% ............. 22.78%
5 Year ............................... 21.18% ............. 22.22%
10 Year .............................. 16.55% ............. 17.05%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     /1/ The quoted performance of the Fountain Square Pinnacle Fund includes performance of its predecessor fund, The Pinnacle Fund, an open-end investment company advised by Heartland Capital Management, Inc., for periods dating back to 7/31/88 and prior to the Fountain Square Pinnacle Fund's commencement of operations on 3/9/98. The performance for the Fund shown for the periods prior to 3/9/98 reflects the deduction of fees associated with The Pinnacle Fund. If the fees associated with the Fund had been deducted, performance would have been lower. The performance also reflects reinvestment of all dividends and capital-gains distributions.

     * Reflects the maximum sales charge of 4.50%.

     ** Investment C Shares were initially offered March 9, 1998. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund. Investment C shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative service fees at a maximum rate of 0.25% and Rule 12b-1 fees of up to 0.75% of the average daily net asset value of Investment C Shares. If these fees were reflected, performance would have been lower. Investment A Shares are subject to Rule 12b-1 fees of up to 0.35% of the average daily net asset value of Investment A Shares.

     The Fund's performance is measured against the Standard & Poor's 500 Stock Index. The S&P 500 Stock Index is an unmanaged index that is generally representative of the U.S. stock market as a whole. The S&P 500 Stock Index does not reflect the deduction of fees associated with a mutual fund.

-------------------------------------------------------------------------------
Fountain Square Equity Income Fund

An interview with John B. Schmitz, portfolio manager.

Q. How did the Fund perform during the 12-month period ended July 31, 1998?

A. The Fund posted a total return of 19.57% on Investment A Shares (before deduction of sales charge) for the 12 months ended July 31, 1998. That compares to a return of 19.31% for the S&P 500 and a 10.48% return for the Lipper Equity Income Funds Average. The net asset value (as of 7/31/98) of the Fund rose from $14.44 per share to $15.38 per share.

Q. What factors affected the Fund's performance?

A. Investors were concerned that the slowdown in Asia could lead to a decline in corporate profits in this country. Those fears boosted demand for stocks of high-quality firms with consistent earnings and dividend growth. This flight-to-quality was particularly true in the last quarter of 1997.

Q. How did you manage the Fund in that environment?

A. We stayed fully invested in stocks of companies with stable earnings and dividend growth. The Fund overweighted capital goods, financial services and healthcare stocks. In the healthcare sector, Warner Lambert, Inc. (1.9% of net assets), Schering-Plough Corp. (2.6%) and Abbott Labs (0.8%) helped boost the Fund's performance. As of July 31, 1998, the fund's top five holdings were Ameritech Corp. (5.3%), Bank of New York Co., Inc. (4.4%), GATX Corp. (4.1%), Mellon Bank Corp. (4.0%) and Fannie Mae (3.9%).* Each of these five stocks outperformed the S&P 500 over the past year.

Q. What is your outlook for the stock market, and how will you manage the Fund in that environment?

A. We expect that investors may remain concerned about the impact of Asia's financial problems on the U.S. economy, which will probably continue to grow at a slow pace. Regardless of market conditions, however, we will continue to focus on shares of high-quality companies with potentially strong earnings and dividends growth. We believe that strategy will continue to deliver solid returns in the long run.

-----------------------
   *The composition of the Fund's portfolio is subject to change.

--------------------------------------------------------------------------------
Growth of $10,000 Invested in the Fountain Square Equity Income Fund

                           [LINE GRAPH APPEARS HERE]
Equity Income Fund

              Investment      Investment     S&P 500       Lipper Equity Income
              C Shares**      A Shares*    Stock Index         Funds Average
              ----------      ---------    -----------         -------------

    Jul-88      10,000          9,550        10,000               10,000
    Jul-89      12,669         12,228        13,187               12,558
    Jul-90      13,178         12,821        14,040               12,455
    Jul-91      14,979         14,731        15,834               13,734
    Jul-92      16,716         16,597        17,854               15,650
    Jul-93      16,801         16,839        19,403               17,603
    Jul-94      16,674         16,861        20,409               18,387
    Jul-95      19,004         19,429        25,727               21,578
    Jul-96      21,780         22,459        29,986               24,704
    Jul-97      30,838         32,044        45,615               34,566
    Jul-98      36,610         38,316        54,423               38,189


   Average Annual Total Return for the Period Ended July 31, 1998/1/
 -----------------------------------------------------------------------
                                     Investment A*       Investment C**
                                     -------------       --------------
  1 Year ............................... 14.19% ............. 18.72%
  5 Year ............................... 16.80% ............. 16.86%
  10 Year .............................. 14.39% ............. 13.86%


 -----------------------------------------------------------------------


--------------------------------------------------------------------------------

     Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     /1/ The quoted performance of the Equity Income Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, for periods dating back to 7/31/88, and prior to the Equity Income Fund's commencement of operations on 1/27/97, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

     *Reflects the maximum sales charge of 4.50%.

     **Investment C Shares were initially offered January 27, 1997. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund. Investment C shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative service fees at a maximum rate of 0.25% and Rule 12b-1 fees of up to 0.75% of the average daily net asset value of Investment C Shares. If these fees were reflected, performance would have been lower. Investment A Shares are subject to Rule 12b-1 fees of up to 0.35% of the average daily net asset value of Investment A Shares.

     The Fund's performance is measured against the Standard & Poor's 500 Stock Index and the Lipper Equity Income Funds Average. The S&P 500 Stock Index is an unmanaged index that is generally representative of the U.S. Stock Market as a whole. The Lipper Equity Income Funds Average is representative of the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. falling into this category. The S&P 500 Stock Index does not reflect the deduction of fees associated with a mutual fund. The Lipper Equity Income Funds Average and the Fund's performance reflect the deduction of fees for these value-added services.

-------------------------------------------------------------------------------
Fountain Square Balanced Fund

An interview with Steven E. Folker and Roberta Tucker, portfolio managers.

Q. How did the Fund perform during the 12-month period ended July 31, 1998?

A. The Fund posted an 8.41% total return on Investment A Shares for the 12 months ended July 31, 1998 (before deduction of sales charge). That compares to 19.31% for the Fund's benchmark, the S&P 500 Stock Index and 9.75% for the Lipper Balanced Fund Average.

Q. Describe the economic or market factors that affected the Fund's performance during the period.

A. The market's strength was narrowly focused on a relatively small number of very large, very liquid companies with strong earnings momentum. Their shares benefited from favorable factors such as strong liquidity, declining interest rates and a healthy U.S. economy. Strong growth in corporate earnings early in the period also helped boost the market. But the Asian economic crisis emerged last fall as a major concern for the U.S. stock market, creating some volatility in share prices and resulting in a significant slowing of domestic corporate earnings growth.

Q. How did you manage the Fund in that environment?

A. We took advantage of the best opportunities in both the large-cap and mid-cap sectors. There were fewer opportunities to profit in mid-caps than in shares of larger firms. But there may be greater opportunities in the mid-cap sector going forward. Mid-sized companies have relatively low exposure to troubled Asian economies, and their shares are trading at much lower valuations than shares of larger firms.

Q. Did the Fund's allocation to stocks and bonds change during the period?

A. We maintained a mix of around two-thirds stocks and one-third fixed-income investments during the period. As of July 31, 1998, the Fund's portfolio consisted of 62.6% equities, 34.4% fixed-income securities and 4.1% cash.*

Q. How did you position the Fund's equity holdings?

A. We avoided the utilities sector and reduced our exposure in basic materials, energy and consumer staples. We favored technology and financial services.

Q. What about the fund's bond holdings?

A. The fixed-income portion of the portfolio is managed like the portfolio of the Quality Bond Fund. Thus, the Fund's bond holdings consisted of high-quality issues, and we ended the period with an average maturity of 8.3 years. We found opportunities in corporate bonds during the period, particularly among issues of companies that do not look to be adversely affected by the Asian financial crisis.

Q. What is your outlook for the stock and bond markets during the next several months? How will you position the fund in that environment?

A. Although equities may experience ongoing volatility, we feel the stock market will provide good intermediate- to long-term returns as earnings resume their growth. In our opinion, interest rates will move lower, and the Federal Reserve will maintain a neutral monetary policy. In that environment, we expect to see better performance from the long end of the market. We also believe that high-quality issues will be the strongest performers; thus, government and agency bonds will likely deliver better returns than corporate securities.

Q. What were the fund's top five equity holdings as of July 31, 1998?

A. The Fund's five largest holdings as of July 31, 1998, were Intel Corp. (2.4% of net assets), Guidant Corp. (2.1%), Freddie Mac (2.0%), Bank of New York Co., Inc. (2.0%) and Mellon Bank Corp. (1.6%).*

---------------------------
   *The composition of the Fund's portfolio is subject to change.

        Growth of $10,000 Invested in the Fountain Square Balanced Fund

                           [LINE GRAPH APPEARS HERE]
Balanced Fund

                  Investment      Investment         S&P 500          S&P/BARRA     Lipper Balanced    Lehman Brothers
                  C Shares**       A Shares*       Stock Index       Growth Index    Funds Average   Aggregate Bond Index
                  ----------      ----------       -----------       ------------   ---------------  --------------------
Jul-88              10,000           9,550           10,000            10,000           10,000             10,000
Jul-89              12,520          12,001           13,187            13,329           12,075             11,520
Jul-90              14,012          13,511           14,040            14,908           12,539             12,333
Jul-91              16,492          15,962           15,834            17,216           14,069             13,652
Jul-92              19,395          18,845           17,854            19,331           15,899             15,671
Jul-93              20,058          19,510           19,403            19,617           17,608             17,266
Jul-94              20,467          19,907           20,409            20,613           18,119             17,280
Jul-95              24,431          23,763           25,727            26,947           20,967             19,027
Jul-96              25,976          25,311           29,986            31,700           23,085             20,078
Jul-97              35,723          35,050           45,615            49,602           30,304             22,242
Jul-98              38,461          37,998           54,423            61,888           33,259             23,992

        Average Annual Total Return for the Period Ended July 31, 1998/1/
---------------------------------------------------------------------------------
                                              Investment A *     Investment C **
                                              ---------------    ----------------
1 Year .......................................... 3.55%............. 7.67%
5 Year ..........................................13.22%.............13.91%
10 Year .........................................14.28%.............14.42%
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/1/ The quoted performance of the Balanced Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, for periods dating back to 7/31/88, and prior to the Balanced Fund's commencement of operations on 11/20/92, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

* Reflects the maximum sales charge of 4.50%.

** Investment C Shares were initially offered April 25, 1996. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund. Investment C Shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative service fees at a maximum rate of 0.25% and Rule 12b-1 fees of up to 0.75% of the average daily net asset value of Investment C Shares. If these fees were reflected, performance would have been lower. Investment A Shares are subject to Rule 12b-1 fees of up to 0.35% of the average daily net asset value of Investment A Shares.

The Fund's performance is measured against the Standard & Poor's 500 Stock Index, S&P/BARRA Growth Index, both of which are unmanaged indices generally representative of the stock market; the Lehman Brothers Aggregate Bond Index, an unmanaged index generally representative of the bond market as a whole, and the Lipper Balanced Funds Average, representative of the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. falling into this category. The S&P 500 Stock Index, the S&P/BARRA Growth Index and the Lehman Brothers Aggregate Bond Index do not reflect the deduction of fees associated with a mutual fund. The Lipper Balanced Funds Average and the Fund's performance reflect the deduction of fees for these value-added services.

--------------------------------------------------------------------------------
Fountain Square Mid Cap Fund

An interview with Steven E. Folker, portfolio manager.

Q. How did the Fund perform during the 12-month period ended July 31, 1998?

A. The total return for the Fund during the period was 5.69% on Investment A Shares (before deduction of sales charge). That compares to a return of 11.21% for the S&P 400 MidCap and 7.71% for the Lipper MidCap Funds Average.

Q. What economic or market conditions contributed to the Fund's performance?

A. Mid-cap stocks performed fairly well but trailed large-company stocks as investors continued to favor liquid shares of very large firms. The Asian economic crisis and uncertainty about its impact on corporate earnings in the United States helped fuel a flight to quality that generated much larger gains for blue chips than for the rest of the market.

Q. How did you manage the Fund in that environment?

A. We managed it very much as we managed the Quality Growth Fund, except for the fact that this Fund focuses on medium-sized companies. That is, we aim to invest in stocks that show above-average growth prospects and look to purchase their shares when they are neglected by other investors. Among mid-caps, we found companies with strong earnings prospects trading at more attractive valuations than shares of larger firms. Moreover, many mid-sized firms have little exposure to Asian markets and will therefore experience fewer effects of the Asian economic problem. We anticipate that the combination of favorable valuations and relatively positive earnings prospects should benefit many of the Fund's holdings.

Q. In what sectors did you find opportunities during the period?

A. We found opportunities in healthcare industry stocks such as STERIS Corp. (3.4% of the Fund's net assets) and consumer cyclical stocks such as Fastenal Co. (1.6%) and Pier One Imports, Inc. (1.1%). Stocks that boosted the Fund's returns included QLogic Corp. (3.4%), Century Telephone Enterprises, (2.4%), Dollar General (2.6%) and Comair Holdings, Inc. (4.3%). We overweighted shares in sectors that are likely to benefit from the current economic environment or from long-term trends particular to their area of the economy. Such sectors included capital goods, consumer cyclicals, financial services, healthcare and transportation. At the same time, we underweighted basic materials, consumer staples, energy and utilities, due to lack of strong, visible growth opportunities.(*)

Q. What is your outlook for the stock market and mid-caps, and how will you manage the Fund in that environment?

A. We anticipate more volatility with reasonably good returns over the intermediate to long term. Mid-sized companies have as much or more potential for growth as larger firms, and mid-cap stocks are trading at relatively attractive valuations. We expect that those factors will help boost the Fund's performance in the months ahead.

Q. What were the Fund's top five holdings as of July 31, 1998?

A. The Fund's top five holdings were First Tennessee National Corp. (4.4% of net assets), Comair Holdings, Inc. (4.3%), Fiserv, Inc. (4.1%), QLogic Corp. (3.4%) and Cintas Corp. (3.9%).(*)

------------
(*)The composition of the Fund's portfolio is subject to change.

--------------------------------------------------------------------------------
Growth of $10,000 Invested in the Fountain Square Mid Cap Fund

                           [LINE GRAPH APPEARS HERE]

Mid Cap Fund

             Investment    Investment     Standard & Poor's      Lipper MidCap
             C Shares**     A Shares*      MidCap 400 Index      Funds Average

Jul-88        10,000           9,550            10,000              10,000
Jul-89        12,510          11,991            13,298              12,649
Jul-90        13,546          13,056            14,159              13,407
Jul-91        16,793          16,233            17,334              15,510
Jul-92        18,705          18,170            20,346              17,356
Jul-93        19,376          18,842            23,737              20,864
Jul-94        20,357          19,796            24,579              21,651
Jul-95        25,538          24,833            30,603              28,181
Jul-96        25,819          25,147            32,971              30,331
Jul-97        37,724          37,009            47,931              40,076
Jul-98        39,621          39,114            53,304              43,116


   Average Annual Total Return for the Period Ended July 31, 1998/1/
--------------------------------------------------------------------------------
                                             Investment A(*)    Investment C(**)
                                             ---------------    ----------------
1 Year ........................................  0.93% ............  5.03%
5 Year ........................................ 14.66% ............ 15.38%
10 Year ....................................... 14.62% ............ 14.76%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/1/ The quoted performance of the Mid Cap Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, for periods dating back to 7/31/88 and prior to the Mid Cap Fund's commencement of operations on 11/20/92, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

* Reflects the maximum sales charge of 4.50%.

** Investment C Shares were initially offered April 24, 1996. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund. Investment C Shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative service fees at a maximum rate of 0.25% and Rule 12b-1 fees of up to 0.75% of the average daily net asset value of Investment C Shares. If these fees were reflected, performance would have been lower. Investment A Shares are subject to Rule 12b-1 fees of up to 0.35% of the average daily net asset value of Investment A Shares.

The Fund's performance is measured against the Standard & Poor's MidCap 400 Index, an unmanaged index generally representative of the mid-cap sector of the U.S. stock market, and the Lipper MidCap Funds Average, representative of the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. falling into this category. The Standard & Poor's MidCap 400 Index does not reflect the deduction of fees associated with a mutual fund. The Lipper MidCap Funds Average and the Fund's performance reflect the deduction of fees for these value-added services.

--------------------------------------------------------------------------------
Fountain Square International Equity Fund/+/

An interview with John B. Schmitz, portfolio manager.

Q. What was the Fund's total return during the 12-month period ended July 31, 1998?

A: The Fund posted a 13.29% return on Investment A Shares (before deduction of sales charge). That compared to a 5.75% return for the Morgan Stanley Capital International EAFE (Europe, Australasia and Far East) Index.

Q. How did foreign markets perform during the period?

A. Foreign markets were volatile during the period, as the Asian financial crisis caused investors to pull money out of that region. Some Asian markets recovered briefly during the first quarter of 1998, but then fell again as Japan's economic crisis appeared to worsen. In all, the Morgan Stanley Capital International Far East Pacific (excluding Japan) Index lost 34.17% during the period. European markets performed well during most of the period despite Asia's continued crisis. Investors were encouraged by low interest rates and greater corporate focus on shareholder value, as well as by the prospect of a single currency. The MSCI Europe Index rose 33.90% during the period.

Q. What was the Fund's strategy in that environment?

A. The Fund benefited from its long-held strategy of overweighting Europe--as much as 72% of the Fund's assets were held in Europe, versus 75% for the Fund's benchmark (the MSCI EAFE Index). Markets that boosted the Fund's returns included Italy (6.5% of the Fund's net assets), which gained 66.6% during the period, and Spain (5.4%), which rose 57.3%.

   We maintained a relatively small portion of the portfolio's assets in Japan (8.6% of net assets, compared to a 20% weighting for the Fund's benchmark) and other Asian markets. That decision also helped the Fund's returns, as those markets suffered from the deepening crisis in that region.

   In April, we eliminated the Fund's position in Hong Kong, a move that turned out to be felicitous: Hong Kong's market fell 32% in U.S. dollar terms since the end of March. Our decision to sell the Fund's stake in Malaysia's market also benefited the Fund, as that market fell 75% during the period.(*)

Q. What is the outlook for foreign markets and how will you manage the Fund with that in mind?

A. Asia is not in a recession, but rather, we believe, a depression. We believe it is too soon to make a serious investment commitment in that region. Europe still looks attractive because of the move to a single currency. Recent visits to both Spain and Italy confirmed our conviction that these two markets offer superb growth prospects.

   There is a risk that the financial crisis in Asia will undermine the Western economies, and indeed there are signs that both the U.S. and European economies are slowing. If so, corporate earnings in those economies could be disappointing--but interest rates should fall again. In such circumstances, the response of the equity markets would depend on how severely corporate earnings were affected. That said, we believe that international portfolios will outperform United States equities in this environment. Europe is in an earlier stage of the economic cycle than the United States, and productivity and earnings should continue to increase. Meanwhile, the Asian and Japanese markets have been hit hard, and as a result, stocks in that region offer good valuations.

Q. What are the Fund's top five holdings as of July 31, 1998?

A. The Fund's top five holdings are Glaxo Holdings PLC (1.6% of net assets); Novartis AG Registered (1.5%); Royal Dutch Petroleum Co. (1.3%); UBS AG Registered (1.3%) and British Telecommunications PLC (1.2%).(*)

---------------
+ International investing involves increased risk and volatility.
* The composition of the Fund's portfolio is subject to change.

--------------------------------------------------------------------------------
Growth of $10,000 Invested in the Fountain Square International Equity Fund

                           [LINE GRAPH APPEARS HERE]

International Equity
                                Investment        Investment     Morgan Stanley
                                C Shares**        A Shares*     Int'l EAFE Index
                                ----------        ---------     ----------------
8/18/94                           10,000            9,550           10,000
 Jul-95                            9,830            9,388           10,477
 Jul-96                           10,710           10,257           10,879
 Jul-97                           12,986           12,490           12,886
 Jul-98                           14,618           14,150           13,627


         Average Annual Total Return for the Period Ended July 31, 1998
--------------------------------------------------------------------------------
                                            Investment A*    Investment C**
                                            -------------    --------------
1 Year ........................................ 8.17% ........... 12.57%
Start of Performance (8/19/94) ................ 9.19% ........... 10.09%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* Reflects the maximum sales charge of 4.50%.

** Investment C Shares were initially offered April 25, 1996. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund. Investment C shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative service fees at a maximum rate of 0.25% and Rule 12b-1 fees of up to 0.75% of the average daily net asset value of Investment C Shares. If these fees were reflected, performance would have been lower. Investment A Shares are subject to Rule 12b-1 fees of up to 0.35% of the average daily net asset value of Investment A Shares.

The International Equity Fund's performance is measured against the Morgan Stanley Capital International EAFE Index, an unmanaged index generally representative of the foreign stock market. The Index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

--------------------------------------------------------------------------------
Fountain Square Bond Fund For Income

An interview with Roberta Tucker, portfolio manager.

Q. How did the Fund perform during the 12 months ended July 31, 1998?

A. The Fund's net asset value began and ended the period at $12.19. Its Investment A Shares delivered a total return of 6.23% (before deduction of sales charge), including a dividend of $0.69 per share. The Lehman Brothers Intermediate Government Corporate Index delivered a total return of 6.75% during the same period, while the Lipper Short-Intermediate Investment Grade Bond Funds Average returned 5.84%.

Q. What were the conditions in the bond market during the recent 12-month period?

A. The domestic economy grew at a robust pace, and inflation remained low. Investors worried that financial problems in Asia would cause slower growth in the United States, and also were concerned that corporations affected by the Asian financial crisis might have trouble paying their debts. Those factors caused investors to seek safety in Treasuries, pushing their yields down. At the same time, corporations were forced to offer higher rates relative to Treasuries to attract capital.

Q. How did you position the Fund in that environment?

A. The Fund seeks to provide shareholders with a high level of current income, and therefore takes a somewhat cautious approach. The Fund's average maturity began the period at 4.1 years, and finished the period at 4.4 years. Meanwhile, the Fund's average credit quality rose from an already-high AA2 to AA1. That strategy benefited the Fund, as investors, worried about the Asian crisis, emphasized high-quality issues. At the same time, we took steps to maintain the Fund's commitment to providing attractive levels of current income. In particular, we overweighted the Fund's exposure to corporate bonds relative to its benchmark, the Lehman Brothers Intermediate Government Corporate Index. Corporate bonds made up 39.2% of the Fund's net assets at the end of the period, compared to 30% for the benchmark. Treasury securities made up only 52.6% of the portfolio at the end of the period, versus 70% for the Lehman Brothers Intermediate Government Corporate Index.(*) That emphasis on corporate bonds hurt the total returns of the Fund, but allowed it to distribute more income to shareholders.

Q. What is your outlook for the bond market going forward?

A. We expect the Federal Reserve to maintain a neutral monetary policy, and we believe rates in general will move lower. We will continue to emphasize issues that provide high levels of income, including bonds issued by corporations that are not likely to be affected by the Asian financial crisis. We believe that high-quality investments will perform especially well given the uncertainty in the global financial markets; with that in mind, we intend to maintain the Fund's high credit quality.


-------------
* The composition of the Fund's portfolio is subject to change.

--------------------------------------------------------------------------------
     Growth of $10,000 Invested in the Fountain Square Bond Fund For Income

                           [LINE GRAPH APPEARS HERE]

Bond Fund For Income

                                         Lipper Short-Intermediate       Lehman Brothers
         Investment      Investment        Investment Grade Bond        Intermediate Gov't
         C Shares**       A Shares*            Funds Average             Corporate Index
         ----------       ---------            -------------             ---------------
Jul-88     10,000           9,550                 10,000                      10,000
Jul-89     11,150          10,746                 11,134                      11,272
Jul-90     11,641          11,343                 11,785                      12,075
Jul-91     12,651          12,437                 12,871                      13,310
Jul-92     14,278          14,186                 14,726                      15,192
Jul-93     15,386          15,440                 16,118                      16,490
Jul-94     14,656          14,872                 16,098                      16,641
Jul-95     15,863          16,242                 17,263                      18,107
Jul-96     16,396          16,957                 18,153                      19,067
Jul-97     17,533          18,307                 19,590                      20,797
Jul-98     18,497          19,448                 20,734                      22,200


        Average Annual Total Return for the Period Ended July 31, 1998/1/
--------------------------------------------------------------------------------
                                         Investment A(*)       Investment C(**)
                                         ---------------       ----------------
1 Year ...................................... 1.49% .............. 5.50%
5 Year ...................................... 3.76% .............. 3.75%
10 Year ..................................... 6.88% .............. 6.34%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/1/ The quoted performance of the Bond Fund For Income includes performance of certain collectively managed accounts advised by Fifth Third Bank, for periods dating back to 7/31/88, and prior to the Bond Fund For Income's commencement of operations on 1/27/97, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

* Reflects the maximum sales charge of 4.50%.

** Investment C Shares were initially offered January 27, 1997. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund. Investment C shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative service fees at a maximum rate of 0.25% and Rule 12b-1 fees of up to 0.75% of the average daily net asset value of Investment C Shares. If these fees were reflected, performance would have been lower. Investment A Shares are subject to Rule 12b-1 fees of up to 0.35% of the average daily net asset value of Investment A Shares.

The Fund's performance is measured against the Lehman Brothers Intermediate Government Corporate Index, an unmanaged index generally representative of the performance of the bond market as a whole. The Fund's performance is also measured against the Lipper Short-Intermediate Investment Grade Bond Funds Average, representative of the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. falling into this category. The Lehman Brothers Intermediate Government Corporate Index does not reflect the deduction of fees associated with a mutual fund. The Lipper Short-Intermediate Investment Grade Bond Funds Average and the Fund's performance reflect the deduction of fees for these value-added services.

--------------------------------------------------------------------------------
Fountain Square Quality Bond Fund

An interview with Roberta Tucker, portfolio manager.

Q. How did the Fund perform during the 12-month period ended July 31, 1998?

A. The Fund during the period delivered a total return of 6.91% on Investment A Shares (before deduction of sales charge). That return reflected an income distribution of $0.55 per share and an increase in the Fund's net asset value from $9.85 to $9.96 per share. The Fund's benchmarks, the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Funds Average, returned 7.87% and 6.81%, respectively.

Q. What were the conditions in the bond market during the recent 12-month period?

A. The period was characterized by a decline in interest rates, with the sharpest drops occurring in long-term securities. Rates on the 30-year Treasury Bond dropped 58 basis points (0.58%). The difference between yields on three-month and 30-year Treasuries shrank by 44 basis points (0.44%), while the difference between yields on two-year and 30-year Treasuries declined by 34.5 basis points (0.35%). Spreads between yields on different types of bonds fluctuated considerably. Investors' concerns about the impact of the Asian financial crisis caused a flight to quality early in the period. That boosted demand for Treasury bonds relative to other issues, causing Treasury yields to decline relative to those on corporate or mortgage-backed securities. Strong demand for Treasuries was especially noticeable among investors from foreign countries.

Q. How did you structure the Fund's credit rating and average maturity?

A. The credit quality of the Fund began and ended the period at AA1, although at times it rose to as high as AAA.(*) That approach served the Fund well as investors sought safety in high-quality issues. The Fund's average maturity fluctuated during the period as we seized opportunities that resulted from market volatility. We kept the Fund's average maturity roughly neutral when rates were high, and increased it as rates fell. However, the average maturity finished the period where it started, at 8.3 years. That compares to an average maturity of 7.0 years for the Fund's benchmark, the Lehman Brothers Aggregate Bond Index.(*)

Q. What types of securities did you favor during the period?

A. We took advantage of relatively high rates on mortgage-backed securities relative to Treasuries, to purchase index-weighted mortgages. That investment boosted the returns of the Fund from January through July. We also found opportunities in corporate bonds of companies that we think are unlikely to suffer from Asia's economic problems. We kept the Fund slightly underweighted in agency issues, because their yield advantage over Treasuries was so small.(*)

Q. What is your outlook for the bond market, and how will you manage the Fund going forward?

A. We feel that rates may continue to move lower and the Federal Reserve could maintain a neutral monetary policy. In that environment we expect to see better performance from longer-term bonds, with government and agency bonds outperforming corporate issues. Inflation remains low, and the economy continues to show solid growth, fueled mainly by consumer spending. We will watch to see if the financial crisis in Asia, or a decline in the stock market or in consumer spending, puts pressure on U.S. economic growth. If that occurs, we may increase the average maturity of the portfolio. Regardless, we will favor high-quality issues to keep credit risk low.

-------------
* The composition of the Fund's portfolio is subject to change.

--------------------------------------------------------------------------------
      Growth of $10,000 Invested in the Fountain Square Quality Bond Fund

                           [LINE GRAPH APPEARS HERE]

Quality Bond
                                          Lipper Intermediate    Lehman Brothers
           Investment      Investment      Investment Grade       Aggregate Bond
           C Shares**      A Shares*      Debt Funds Average          Index
           ----------      ---------      ------------------          -----
Jul-88       10,000           9,550             10,000                10,000
Jul-89       11,223          10,769             11,238                11,520
Jul-90       11,732          11,307             11,901                12,333
Jul-91       12,751          12,355             13,045                13,652
Jul-92       14,498          14,098             15,043                15,671
Jul-93       15,543          15,130             16,613                17,266
Jul-94       15,349          14,941             16,352                17,280
Jul-95       16,712          16,268             17,834                19,027
Jul-96       17,330          16,895             18,797                20,078
Jul-97       18,833          18,487             20,808                22,242
Jul-98       19,948          19,764             22,225                23,992


       Average Annual Total Return for the Period Ended July 31, 1998/1/
--------------------------------------------------------------------------------
                                         Investment A(*)     Investment C(**)
                                         ---------------     ----------------
1 Year ..................................... 2.14% .............. 5.92%
5 Year ..................................... 4.53% .............. 5.12%
10 Year .................................... 7.05% .............. 7.15%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/1/ The quoted performance of the Quality Bond Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, for periods dating back to 7/31/88, and prior to the Quality Bond Fund's commencement of operations on 11/20/92, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

* Reflects the maximum sales charge of 4.50%.

** Investment C Shares were initially offered April 25, 1996. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund. Investment C Shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative service fees at a maximum rate of 0.25% and Rule 12b-1 fees of up to 0.75% of the average daily net asset value of Investment C Shares. If these fees were reflected, performance would have been lower. Investment A Shares are subject to Rule 12b-1 fees of up to 0.35% of the average daily net asset value of Investment A Shares.

The Fund's performance is measured against the Lehman Brothers Aggregate Bond Index, an unmanaged index generally representative of the performance of the bond market as a whole, and the Lipper Intermediate Investment Grade Debt Funds Average, representative of the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. falling into this category. The Lehman Brothers Aggregate Bond Index does not reflect the deduction of fees associated with a mutual fund. The Lipper Intermediate Investment Grade Debt Funds Average and the Fund's performance reflect the deduction of fees for these value-added services.

--------------------------------------------------------------------------------
Fountain Square U.S. Government Securities Fund

An interview with Carla McGuire, portfolio manager.

Q. How did the Fund perform during the recent period?

A. The Fund distributed $0.52 per share, and its net asset value increased from $9.75 to $9.82 per share, during the 12 months ended July 31, 1998. The combination generated a total return of 6.17% on Investment A Shares (before deduction of sales charge). That return compares to 6.83% for the Lehman Brothers Intermediate Government Bond Index and 5.67% for the Lipper Short-Intermediate Government Bond Funds Average.

Q. What were conditions like in the bond market during the period?

A. The period was marked by continued moderate-to-strong economic growth, low inflation and declining interest rates. However, bond yields fluctuated considerably during the period, due in large part to investors' changing reactions to the Asian financial crisis and its potential impact on U.S. economic growth. Yields on U.S. Treasury bonds rose early in the period, then declined beginning in October as investors flocked to the highest-quality securities due to concerns that the Asian crisis would lead to slower U.S. economic growth. Rates rose again in April; therefore, signs of continued strong growth in the first quarter of 1998 created fears that inflation would rise and the Federal Reserve would raise interest rates. Those concerns faded later in the period as further signs of weakness in Asia and other foreign markets sent interest rates lower.

Q. How did you manage the Fund in that environment?

A. We extended the Fund's average duration from 2.8 to 3 years when interest rates rose early in the period, and again to 3.2 years when rates climbed in April. That boosted the Fund's return as rates finished the period lower than they began it. We also benefited from our decision to employ a "barbell" structure, i.e., a portfolio of bonds distributed like the shape of a barbell, with most of the portfolio in short-term and long-term bonds, but few bonds in intermediate maturities. The longer-term issues allowed us to take advantage of the relatively high yields on such securities. The short-term issues, which are relatively stable when interest rates fluctuate, helped moderate the Fund's risk. We later purchased a mix of issues with various maturities to create a laddered portfolio as the yield curve flattened, diminishing the yield advantage on longer-term issues.

Q. What was the Fund's credit quality during the period?

A. The Fund maintained its high average credit rating of AAA. We invested heavily in U.S. Treasury issues, which represented approximately 57.4% of the portfolio's net assets on July 31, 1998. That overweighting benefited the Fund's performance as investors, concerned about the Asian crisis, favored Treasuries. We underweighted callable bonds and mortgage-backed securities, which tend to benefit less than other issues from declines in interest rates.(*) That approach helped the Fund perform in line with its benchmark, the Lehman Brothers Intermediate Government Bond Index, as interest rates fell.

Q. What is your outlook going forward, and how will you manage the Fund?

A. We believe that continued effects of the Asian crisis will dampen U.S. economic growth. The rate of inflation will likely remain low, although, we believe it may increase slightly from its current levels. Therefore, it is our opinion that interest rates will continue to decline, and that the Federal Reserve will maintain a neutral monetary policy. The Federal budget surplus means that fewer new Treasuries will be issued, which also should help to boost Treasuries' prices. That said, we expect volatility in the bond market, and will take advantage of that volatility to help boost the Fund's performance. We will lengthen the portfolio's average maturity and duration slightly to lock in higher yields when bond prices decline, and reduce it when prices rise and yields fall. Agency issues are beginning to pay more attractive yields relative to Treasuries, so we will reduce our exposure to Treasuries slightly and add select, non-callable agency issues.

--------------
* The composition of the Fund's portfolio is subject to change.

--------------------------------------------------------------------------------
             Growth of $10,000 Invested in the Fountain Square U.S.
                           Government Securities Fund

                           [LINE GRAPH APPEARS HERE]

U.S. Government Securities

                                    Lipper Short-Intermediate      Lehman Brothers
         Investment    Investment        U.S. Government       Intermediate Government
         C Shares**    A Shares*       Bond Funds Average            Bond Index
         ----------    ---------       ------------------            ----------
Jul-88     10,000        9,550               10,000                    10,000
Jul-89     10,786        10,340              11,034                    11,266
Jul-90     11,477        11,052              11,861                    12,063
Jul-91     12,398        11,987              13,040                    13,290
Jul-92     13,442        13,054              14,616                    15,123
Jul-93     14,211        13,815              15,742                    16,361
Jul-94     14,227        13,830              15,792                    16,512
Jul-95     15,316        14,889              16,984                    17,898
Jul-96     15,848        15,429              17,841                    18,829
Jul-97     16,944        16,636              19,255                    20,444
Jul-98     17,823        17,663              20,347                    21,840


        Average Annual Total Return for the Period Ended July 31, 1998/1/
--------------------------------------------------------------------------------
                                          Investment A*       Investment C**
                                          -------------       --------------
1 Year ..................................... 1.39% .............. 5.19%
5 Year ..................................... 4.08% .............. 4.63%
10 Year .................................... 5.86% .............. 5.95%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/1/ The quoted performance of the U.S. Government Securities Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, for periods dating back to 7/31/88, and prior to the U.S. Government Securities Fund's commencement of operations on 11/20/92, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

* Reflects the maximum sales charge of 4.50%.

** Investment C Shares were initially offered April 24, 1996. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund. Investment C Shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative service fees at a maximum rate of 0.25% and Rule 12b-1 fees of up to 0.75% of the average daily net asset value of Investment C Shares. If these fees were reflected, performance would have been lower. Investment A Shares are subject to Rule 12b-1 fees of up to 0.35% of the average daily net asset value of Investment A Shares.

The Fund's performance is measured against the Lehman Brothers Intermediate Government Bond Index, an unmanaged index generally representative of intermediate-term government bonds, and the Lipper Short-Intermediate U.S. Government Bond Funds Average, representative of the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. falling into this category. The Lehman Brothers Intermediate Government Bond Index does not reflect the deduction of fees associated with a mutual fund. The Lipper Short-Intermediate U.S. Government Bond Funds Average and the Fund's performance reflect the deduction for fees for these value-added services.

Fountain Square Municipal Bond Fund+

An interview with Carla McGuire, portfolio manager.

Q. How did the Fund perform during the period?

A. The Fund distributed $0.51 per share during the 12 months ended July 31, 1998. Its net asset value per share declined from $12.33 to $12.24, for a total return of 4.28% on Investment A Shares (before deduction of sales charge). That return compares to a 5.26% return for the Lehman Brothers 7-Year Municipal Bond Index and a 4.60% return for the Lipper Intermediate Municipal Debt Funds Average.

Q. How did the municipal bond market perform during the period?

A. Municipal bonds underperformed U.S. Treasuries during the period, as investors flocked to the highest-quality government securities in the wake of the Asian economic crisis. For example, when Treasury yields declined sharply beginning in October, municipal bond yields remained relatively stable. Municipal bonds temporarily outperformed Treasuries in May, when the relative yield on 30-year municipal bonds declined from 94% to 85% of the yield on Treasury bonds of comparable maturity. A heavy supply of municipal issues throughout the period also dampened the market's performance, as many municipalities refinanced outstanding issues in the low interest rate environment.

Q. How did you position the Fund in that environment?

A. We lengthened the Fund's duration from 5.75 years at the beginning of the period to 6.34 years at the end, in anticipation of lower interest rates (a longer duration portfolio generally benefits more from falling rates). We made that change by reducing our position in intermediate-term securities and purchasing issues with longer maturities. We also continued to favor non-callable bonds and bonds with good call structures that would benefit more from a decline in interest rates.(*)

Q. What changes did you make to the Fund's credit quality during the period?

A. We maintained the Fund's high credit quality, with an average rating of AA. The yield advantage on lower quality issues was not significant enough to make up for their additional credit risk. We invested in select insured bonds and new issues with strong credit quality. Our approach differed from that of the Fund's benchmark, the Lehman Brothers 7-Year Municipal Bond Index and the Lipper Intermediate Municipal Debt Fund in that the benchmark features some lower-quality issues and zero bond municipal securities that the Fund avoids.

Q. What is your outlook for the economy and the municipal bond market in the months ahead?

A. It appears that inflation could remain low as the Asian crisis continues to dampen the growth of the U.S. economy. Therefore, we expect interest rates to decline further. We also expect a reduction in the heavy supply of municipal issues, which could help boost prices of municipal bonds.

Q. What will your strategy be in that environment?

A. We will extend the Fund's duration slightly, which should benefit its performance as the municipal market rallies. As always, our primary objective is to provide shareholders with a high level of current income. We also seek attractive opportunities to help boost the Fund's yield. We will continue to look for opportunities to protect and help increase the Fund's income while structuring the portfolio to take advantage of the current interest rate environment.

--------
+ Some or all of the income may be subject to the federal alternative minimum tax and to certain state and local taxes.
* The composition of the Fund's portfolio is subject to change.

--------------------------------------------------------------------------------
     Growth of $10,000 Invested in the Fountain Square Municipal Bond Fund

                           [LINE GRAPH APPEARS HERE]

Municipal Bond

                                                                            Lehman Brothers
                                           Lipper Intermediate          Municipal Bond Index/
         Investment      Investment           Municipal Debt           Lehman Brothers 7-Year
         C Shares**       A Shares*            Funds Average             Municipal Bond Index
         ----------       ---------            -------------             --------------------
Jul-88                     9,550                  10,000                        10,000
Jul-89                     10,290                 10,907                        11,217
Jul-90                     10,838                 11,588                        11,993
Jul-91                     11,667                 12,505                        13,042
Jul-92                     12,852                 14,037                        14,835
Jul-93                     13,528                 15,024                        16,145
Jul-94                     13,719                 15,383                        16,447
Jul-95                     14,421                 16,392                        17,744
Jul-96                     15,007                 17,205                        18,914
Jul-97                     16,071                 18,600                        20,856
Jul-98                     16,760                 19,456                        22,105

        Average Annual Total Return for the Period Ended July 31, 1998/1/
--------------------------------------------------------------------------------

                                                             Investment A(*)
                                                             ---------------
1 Year ......................................................... -0.40%
5 Year .........................................................  3.42%
10 Year ........................................................  5.30%
--------------------------------------------------------------------------------

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/1/ The quoted performance of the Municipal Bond Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, for periods dating back to 7/31/88, and prior to the Municipal Bond Fund's commencement of operations on 1/27/97, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

* Reflects the maximum sales charge of 4.50%.

As of July 31, 1998 the Fountain Square Municipal Bond Fund had no Investment C shares outstanding.

The Fund's performance is measured against the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index that is generally representative of municipal bonds with intermediate maturities. The Fund's performance is also measured against the Lipper Intermediate Municipal Debt Funds Average, which is representative of the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. falling into this category. The Lehman Brothers 7-Year Municipal Bond Index does not reflect the deduction of fees associated with a mutual fund. The Lipper Intermediate Municipal Debt Funds Average and the Fund's performance reflect the deduction of fees for these value-added services.

--------------------------------------------------------------------------------
Fountain Square Ohio Tax Free Bond Fund(dagger)+

An interview with Carla McGuire, portfolio manager.

Q. How did the Fund perform during the recent period?

A. The Fund posted a total return of 4.38% on Investment A Shares (before deduction of sales charge) during the 12 months ended July 31, 1998. That return reflected a decrease in the Fund's net asset value per share from $10.31 to $10.29, and an income distribution per share of $0.42. The Fund's benchmarks, the Lehman Brothers Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Average, returned 5.99% and 4.60%, respectively.

Q. How did the Ohio municipal bond market perform during the period?

A. The Ohio municipal market reflected many of the factors that drove the performance of the municipal market as a whole. Investors' flight to the highest-quality securities in the wake of the Asian crisis caused municipal bonds to underperform U.S. Treasuries. For example, when Treasury yields declined sharply beginning in October, municipal bond yields remained relatively stable. The supply of issues in the Ohio municipal market, although heavy, was not as strong as the supply of issues nationwide. That benefited the performance of Ohio municipal bonds to some extent.

Q. How did you manage the Fund in that environment?

A. We extended the Fund's duration during the period from 5.57 years to 6.25 years. We increased the Fund's position in longer-term bonds and reduced our intermediate-term holdings in anticipation of continued low inflation and declining interest rates, and because municipal bonds were inexpensive relative to Treasuries. We also favored non-callable bonds and bonds with good call structures, which tend to perform well in a falling rate environment.*

Q. What about the Fund's credit rating?

A. We maintained the Fund's high credit quality, with an overall rating of AA. The extra yield available from lower-quality issues was not significant enough to make up for such bonds' higher credit risk. We overweighted the Fund's holdings in insured bonds.*

Q. What is your outlook for the Ohio municipal market in the months ahead, and how will you manage the Fund in that environment?

A. Ohio's economy continues to be healthy, benefiting from U.S. economic growth as well as from regional factors. What's more, Ohio has a high marginal tax rate, which helps support demand for municipal issues. We expect the Asian crisis could dampen U.S. economic growth in the months ahead, helping to keep inflation low. Interest rates will likely fall in that environment. We will extend the Fund's duration slightly going forward, to take advantage of any decline in interest rates. We will also maintain our high-quality portfolio, looking for attractive opportunities that do not carry undue credit or other risk.

--------
+ Some or all of the income may be subject to the federal alternative minimum tax and to certain state and local taxes.
* The composition of the Fund's portfolio is subject to change.

--------------------------------------------------------------------------------
   Growth of $10,000 Invested in the Fountain Square Ohio Tax Free Bond Fund

Ohio Tax Free
                                      Lipper Intermediate
         Investment      Investment      Municipal Debt       Lehman Brothers
         C Shares**      A Shares*       Funds Average     Municipal Bond Index
         ----------      ---------       -------------     --------------------
Jul-88     10,000           9,550           10,000                10,000
Jul-89     10,641          10,230           10,907                11,217
Jul-90     11,160          10,790           11,588                11,995
Jul-91     11,924          11,564           12,505                13,043
Jul-92     13,179          12,844           14,037                14,837
Jul-93     13,641          13,337           15,024                16,148
Jul-94     13,907          13,597           15,383                16,451
Jul-95     14,883          14,551           16,392                17,747
Jul-96     15,475          15,180           17,205                18,916
Jul-97     16,532          16,317           18,600                20,860
Jul-98     17,120          17,033           19,456                22,109


   Average Annual Total Return for the Period Ended July 31, 1998/1/
--------------------------------------------------------------------------------

                                           Investment A*         Investment C**
                                           ------------          ------------

1 Year ...................................... -0.35% ............... 3.56%
5 Year ......................................  4.05% ............... 4.65%
10 Year .....................................  5.47% ............... 5.52%
--------------------------------------------------------------------------------

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/1/ The quoted performance of the Ohio Tax Free Bond Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, for periods dating back to 7/31/88, and prior to the Ohio Tax Free Bond Fund's commencement of operations on 5/27/93, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

* Reflects the maximum sales charge of 4.50%.

** Investment C Shares were initially offered April 24, 1996. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund. Investment C Shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative service fees at a maximum rate of 0.25% and Rule 12b-1 fees of up to 0.75% of the average daily net asset value of Investment C Shares. If these fees were reflected, performance would have been lower. Investment A Shares are subject to Rule 12b-1 fees of up to 0.35% of the average daily net asset value of Investment A Shares.

The Fund's performance is measured against the Lehman Brothers Municipal Bond Index, an unmanaged index generally representative of the municipal bond market. The Fund's performance is also measured against the Lipper Intermediate Municipal Debt Funds Average, which is representative of the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. falling into this category. The Lehman Brothers Municipal Bond Index does not reflect the deduction of fees associated with a mutual fund. The Lipper Intermediate Municipal Debt Funds Average and the Fund's performance do reflect the deduction of fees for these value-added services. Performance of the Ohio Tax Free Bond Fund is no longer compared to the Lehman Brothers 5-Year Municipal Bond Index or the Lehman Brothers 7-Year Municipal Bond Index. The Advisor believes the Lehman Brothers Municipal Bond Index better represents the average maturity of the Fund. However, the ten year hypothetical growth of a $10,000 investment for the Lehman Brothers 5-Year Municipal Bond Index and the Lehman Brothers 7-Year Municipal Bond Index would have been $19,538 and $22,105, respectively.

Fountain Square Quality Growth Fund
Schedule of Portfolio Investments
July 31, 1998
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

     Shares
         or
  Principal                Security                                     Market
     Amount               Description                                    Value
  ------------------------------------------------------------------ -----------

Common Stocks -- 97.6%
--------------------------------------------------------------------
             Banking -- 9.3%
             -------------------------------------------------------
  330,000    Bank of New York Co., Inc.                                 $ 21,119
             -------------------------------------------------------
  228,000    Mellon Bank Corp.                                            15,361
             -------------------------------------------------------
  360,000    Norwest Corp. (c)                                            12,938
             ------------------------------------------------------- -----------
               Total                                                      49,418
             ------------------------------------------------------- -----------
             Beverages -- 2.1%
             -------------------------------------------------------
   70,000    Coca Cola Co.                                                 5,648
             -------------------------------------------------------
  136,000    PepsiCo, Inc.                                                 5,279
             ------------------------------------------------------- -----------
               Total                                                      10,927
             ------------------------------------------------------- -----------
             Business Services -- 1.2%
             -------------------------------------------------------
  128,000    Cintas Corp.                                                  6,504
             -------------------------------------------------------
             Chemicals -- 2.5%
             -------------------------------------------------------
  265,000    Praxair, Inc.                                                13,051
             -------------------------------------------------------
             Computer Software & Equipment-- 9.1%
             -------------------------------------------------------
  128,000    Cisco Systems (b)                                            12,255
             -------------------------------------------------------
  420,000    First Data Corp. (c)                                         12,154
             -------------------------------------------------------
   60,000    Microsoft Corp. (b)                                           6,608
             -------------------------------------------------------
  430,000    Oracle Corp. (b)                                             11,395
             -------------------------------------------------------
  115,000    Sun Microsystems, Inc. (b)                                    5,434
             ------------------------------------------------------- -----------
               Total                                                      47,846
             ------------------------------------------------------- -----------
             Consumer Products -- 4.5%
             -------------------------------------------------------
  320,000    Newell Co.                                                   16,480
             -------------------------------------------------------
   35,000    Procter & Gamble Co.                                          2,778
             -------------------------------------------------------
  150,000    Sherwin Williams Co.                                          4,781
             ------------------------------------------------------- -----------
               Total                                                      24,039
             ------------------------------------------------------- -----------
             Electrical Equipment -- 3.9%
             -------------------------------------------------------
  125,000    Emerson Electric Co. (c)                                      7,430
             -------------------------------------------------------
  150,000    General Electric Co.                                         13,397
             ------------------------------------------------------- -----------
               Total                                                      20,827
             ------------------------------------------------------- -----------
             Electronics -- 6.5%
             -------------------------------------------------------
  255,980    Adaptec, Inc. (b), (c)                                        2,977
             -------------------------------------------------------
  300,000    Intel Corp.                                                  25,331
             -------------------------------------------------------
  210,000    Molex, Inc.                                                   5,959
             ------------------------------------------------------- -----------
               Total                                                      34,267
             ------------------------------------------------------- -----------
             Financial -- 3.9%
             -------------------------------------------------------
  435,000    Freddie Mac                                                  20,554
             -------------------------------------------------------
             Healthcare -- 5.9%
             -------------------------------------------------------
  220,000    Guidant Corp. (c)                                            16,349
             -------------------------------------------------------
  600,000    Healthsouth Corp. (b), (c)                                   15,075
             ------------------------------------------------------- -----------
               Total                                                      31,424
             ------------------------------------------------------- -----------
             Insurance -- 5.4%
             -------------------------------------------------------
  100,000    Allstate Corp.                                                4,244
             -------------------------------------------------------
  140,000    Cincinnati Financial Corp.                                    5,005
             -------------------------------------------------------
  136,000    Marsh & McLennan Co., Inc.                                    8,305
             -------------------------------------------------------
  200,000    MGIC Investment Corp. (c)                                    10,724
             ------------------------------------------------------- -----------
               Total                                                      28,278
             ------------------------------------------------------- -----------
             Manufacturing -- 6.4%
             -------------------------------------------------------
  300,000    Illinois Tool Works                                          16,819
             -------------------------------------------------------
  215,000    Tyco International Limited (c)                               13,317
             -------------------------------------------------------
  117,000    Zebra Technologies Corp., Class A (b), (c)                    3,795
             ------------------------------------------------------- -----------
               Total                                                      33,931
             ------------------------------------------------------- -----------
             Media/Publishing -- 3.1%
             -------------------------------------------------------
  270,000    Interpublic Group of Cos., Inc. (c)                          16,268
             -------------------------------------------------------
             Medical Distribution -- 1.6%
             -------------------------------------------------------
   90,000    Cardinal Health, Inc. (c)                                     8,646
             -------------------------------------------------------
             Office Equipment & Supplies-- 3.3%
             -------------------------------------------------------
  150,000    Avery Dennison Corp. (c)                                      8,634
             -------------------------------------------------------
  170,000    Pitney-Bowes, Inc.                                            8,585
             ------------------------------------------------------- -----------
               Total                                                      17,219
             ------------------------------------------------------- -----------
             Oil & Gas -- 4.2%
             -------------------------------------------------------
   45,000    Chevron Corp. (c)                                             3,718
             -------------------------------------------------------
   70,050    Ensco International                                             950
             -------------------------------------------------------
  136,000    Mobil Corp.                                                   9,486
             -------------------------------------------------------
  137,000    Schlumberger Limited (c)                                      8,297
             ------------------------------------------------------- -----------
               Total                                                      22,451
             ------------------------------------------------------- -----------
             Pharmaceuticals -- 8.1%
             -------------------------------------------------------
  120,000    American Home Products                                        6,180
             -------------------------------------------------------
   87,000    Amgen, Inc. (b)                                               6,389
             -------------------------------------------------------
   52,000    Bristol Myers Squibb Co.                                      5,925
             -------------------------------------------------------
   50,000    Pfizer, Inc.                                                  5,500
             -------------------------------------------------------
   90,000    Schering -- Plough Corp.                                      8,708
             -------------------------------------------------------
  132,300    Warner Lambert, Inc.                                          9,996
             ------------------------------------------------------- -----------
               Total                                                      42,698
             ------------------------------------------------------- -----------
             Retail -- 7.6%
             -------------------------------------------------------
  500,000    Home Depot, Inc.                                             20,937
             -------------------------------------------------------
  200,000    Lowe's Companies                                              7,700
             -------------------------------------------------------
  182,000    Wal-Mart Stores, Inc. (c)                                    11,489
             ------------------------------------------------------- -----------
               Total                                                      40,126
             ------------------------------------------------------- -----------
             Telecommunications -- 7.5%
             -------------------------------------------------------
  120,000    Lucent Technology                                            11,093
             -------------------------------------------------------
  170,000    Tellabs, Inc. (b), (c)                                       12,798
             -------------------------------------------------------
  300,000    Worldcom, Inc. (b), (c)                                      15,862
             ------------------------------------------------------- -----------
               Total                                                      39,753
             ------------------------------------------------------- -----------
             Transportation -- 1.5%
             -------------------------------------------------------
  250,000    Comair Holdings, Inc. (c)                                     7,891
             ------------------------------------------------------- -----------
               Total Common Stocks                                       516,118
             ------------------------------------------------------- -----------
Repurchase Agreements -- 5.7%
--------------------------------------------------------------------
  $29,967    Warburg/Dillion, 5.55%, dated 7/31/98, due 8/3/98            29,967
             (at amortized cost), collateralized by U.S. Treasury
             Bond, 8.00%, due 11/15/21 with a value of $30,617.
             -------------------------------------------------------
Short Term Securities Purchased with Collateral -- 22.1%
--------------------------------------------------------------------
             Commercial Paper -- 17.8%
             -------------------------------------------------------
    1,795    A.I. Credit Corp., 5.68%, 8/3/98            1,795
             -------------------------------------------------------
    2,375    AIG Funding, 5.60%, 8/3/98                  2,374
             -------------------------------------------------------
    2,057    Air Products, 5.58%, 9/30/98                2,038
             -------------------------------------------------------
    7,315    Amgen Corp., 5.52%, 9/17/98                 7,249
             -------------------------------------------------------


                                -- Continued --

Fountain Square Quality Growth Fund
--------------------------------------------------------------------------------

     Shares
         or
  Principal                Security                                    Market
     Amount               Description                                   Value
  ----------------------------------------------------------------- -----------

 $  4,503    Bellsouth Telecommunications, 5.65%, 8/4/98                $ 4,499
             ------------------------------------------------------
    9,758    Cargill, Inc., 5.66%, 8/3/98                                 9,753
             ------------------------------------------------------
    4,897    Coca Cola, Inc., 5.52%, 8/4/98                               4,865
             ------------------------------------------------------
    7,535    Deutsche Bank, 5.53%, 8/21/98                                7,503
             ------------------------------------------------------
    4,624    Deutsche Bank, 5.53%, 8/24/98                                4,601
             ------------------------------------------------------
    6,286    Du Pont De Nemours & Co., 5.53%, 8/7/98                      6,244
             ------------------------------------------------------
    9,758    Ford Motor Credit Corp., 5.68%, 8/3/98                       9,753
             ------------------------------------------------------
    3,602    General Electric Capital, 5.57%, 8/17/98                     3,592
             ------------------------------------------------------
    7,315    Merrill Lynch, 5.52%, 9/18/98                                7,248
             ------------------------------------------------------
      760    Merrill Lynch, 5.58%, 8/12/98                                  759
             ------------------------------------------------------
    1,576    Petrofina Delaware, 5.55%, 8/20/98                           1,571
             ------------------------------------------------------
   10,286    Prudential Funding, 5.64%, 8/4/98                           10,277
             ------------------------------------------------------
    9,758    Xerox Corp., 5.66%, 8/3/98                                   9,753
             ------------------------------------------------------ -----------
               Total                                                     93,874
             ------------------------------------------------------ -----------
             Corporate Bond -- 1.9%
   10,047    Goldman Sachs Floating Rate Note, 5.72%, 7/24/00            10,047
             ------------------------------------------------------
             Repurchase Agreements -- 2.4%
             ------------------------------------------------------
   12,759    Morgan Stanley, 5.63%, dated 7/31/98, due 8/3/98 (at
             amortized cost), collateralized by U.S. Treasury
             Bills, due 1/21/99 with a value of $13,080.                 12,759
             ------------------------------------------------------ -----------
               Total Short Term Securities
               Purchased with Collateral                                116,680
             ------------------------------------------------------ -----------
             Total Investments (Cost $515,004) (a) -- 125.4%            662,765
             ------------------------------------------------------
             Liabilities in excess of other assets -- (25.4)%          (134,340)
             ------------------------------------------------------ -----------
             TOTAL NET ASSETS-- 100.0%                                 $528,425
             ------------------------------------------------------ -----------

Percentages indicated are based on net assets of $528,425.

(a) Represents cost for financial reporting and federal tax purposes. The net unrealized appreciation of investments on federal tax basis amounts to $147,761, which is composed of $163,540 appreciation and $15,779 depreciation at July 31, 1998.

(b) Non-income producing security.

(c) All or part of this security has been loaned at July 31, 1998.


       (See Notes which are an integral part of the Financial Statements)

Fountain Square Pinnacle Fund
Schedule of Portfolio Investments
July 31, 1998
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

   Shares
       or
Principal                Security                    Market
   Amount               Description                   Value
----------   ---------------------------------   -------------

Common Stocks -- 92.2%
----------------------------------------------
             Banking -- 7.9%
             ---------------------------------
    9,600    BankAmerica Corp.                            $862
             ---------------------------------
   11,900    Crestar Financial                             811
             ---------------------------------
   12,000    Fannie Mae                                    744
             ---------------------------------
   11,543    First Midwest Bancorp.                        479
             ---------------------------------   -------------
               Total                                     2,896
             ---------------------------------   -------------
             Basic Industries -- 2.3%
             ---------------------------------
   14,600    Monsanto Co.                                  827
             ---------------------------------
             Capital Spending -- 7.0%
             ---------------------------------
    9,400    General Electric Co.                          840
             ---------------------------------
   13,800    Tyco International Limited (c)                855
             ---------------------------------
    9,100    United Technologies Corp.                     871
             ---------------------------------   -------------
               Total                                     2,566
             ---------------------------------   -------------
             Computer Software & Services -- 6.2%
             ---------------------------------
   14,400    Ceridian Corp.                                824
             ---------------------------------
   13,800    Computer Associates International, Inc. (c)   458
             ---------------------------------
    8,800    Microsoft Corp. (b)                           969
             ---------------------------------   -------------
               Total                                     2,251
             ---------------------------------   -------------
             Computer Systems & Equipment -- 9.4%
             ---------------------------------
    8,800    Cisco Systems (b)                             843
             ---------------------------------
    9,800    Intel Corp.                                   827
             ---------------------------------
   10,200    Lucent Technology                             942
             ---------------------------------
   10,900    Tellabs, Inc. (b) (c)                         821
             ---------------------------------   -------------
               Total                                     3,433
             ---------------------------------   -------------
             Consumer Durables -- 2.1%
             ---------------------------------
   26,200    Masco Corp.                                   748
             ---------------------------------
             Consumer Products -- 6.9%
             ---------------------------------
    9,200    Colgate                                       850
             ---------------------------------
   17,300    Quaker Oats Co.                               915
             ---------------------------------
   10,600    Unilever NV                                   737
             ---------------------------------   -------------
               Total                                     2,502
             ---------------------------------   -------------
             Consumer Services -- 4.6%
             ---------------------------------
   19,600    Service Corp., International                  742
             ---------------------------------
   16,893    Waste Management, Inc. (b) (c)                932
             ---------------------------------   -------------
               Total                                     1,674
             ---------------------------------   -------------
             Healthcare -- 4.4%
             ---------------------------------
   10,500    Guidant (c)                                   780
             ---------------------------------
   32,100    Healthsouth Corp. (b) (c)                     807
             ---------------------------------   -------------
               Total                                     1,587
             ---------------------------------   -------------
             Insurance -- 11.0%
             ---------------------------------
    5,450    American International Group, Inc.            822
             ---------------------------------
   20,100    Conseco, Inc.                                 843
             ---------------------------------
   13,800    Marsh & McLennan Co., Inc.                    843
             ---------------------------------
   13,800    MGIC Investment Corp. (c)                     740
             ---------------------------------
   12,100    Traveler's Group, Inc.                        811
             ---------------------------------   -------------
               Total                                     4,059
             ---------------------------------   -------------
             Oil & Gas -- 4.4%
             ---------------------------------
   11,900    Mobil Corp.                                   830
             ---------------------------------
   12,800    Schlumberger Limited (c)                      775
             ---------------------------------   -------------
               Total                                     1,605
             ---------------------------------   -------------
             Pharmaceuticals -- 4.9%
             ---------------------------------
    6,800    Bristol Myers Squibb Co.                      775
             ---------------------------------
   13,200    Warner Lambert, Inc.                          997
             ---------------------------------   -------------
               Total                                     1,772
             ---------------------------------   -------------
             Printing & Publishing -- 2.3%
             ---------------------------------
   13,200    Gannett Com., Inc.                            844
             ---------------------------------
             Retail -- 9.4%
             ---------------------------------
   21,200    CVS Corp.                                     869
             ---------------------------------
   20,400    Home Depot                                    854
             ---------------------------------
   18,900    Kroger Co. (b)                                895
             ---------------------------------
   12,600    Wal-Mart Stores, Inc. (c)                     795
             ---------------------------------   -------------
               Total                                     3,413
             ---------------------------------   -------------
             Telecommunications -- 7.2%
             ---------------------------------
   14,300    Airtouch Communications, Inc. (b)             841
             ---------------------------------
   12,500    Bellsouth Corp.                               854
             ---------------------------------
   17,800    Worldcom, Inc. (b)                            941
             ---------------------------------   -------------
               Total                                     2,636
             ---------------------------------   -------------
             Transportation -- 2.2%
             ---------------------------------
   24,900    Southwest Airlines Co.                        820
             ---------------------------------   -------------
               Total Common Stocks                      33,633
             ---------------------------------   -------------
Repurchase Agreement -- 8.8%
----------------------------------------------
   $3,195    Warburg/Dillion, 5.55%, dated               3,195
             7/31/98, due 8/3/98 (at amortized
             cost), collateralized by U.S. Treasury
             Bond, 8.00%, due 11/15/21 with a
             value of $3,265.
             ---------------------------------
Short Term Securities Purchased with
Collateral -- 15.2%
----------------------------------------------
             Commercial Paper -- 8.8%
             ---------------------------------
      490    Amgen Corp., 5.52%, 9/17/98                   486
             ---------------------------------
      325    Bellsouth Telecommunications,                 324
             5.65%, 8/4/98
             ---------------------------------
      300    Coca Cola, Inc., 5.52%, 8/4/98                299
             ---------------------------------
      513    Deutsche Bank, 5.53%, 8/21/98                 510
             ---------------------------------
      348    Deutsche Bank, 5.53%, 8/24/98                 347
             ---------------------------------
      382    Du Pont DeNemours & Co., 5.53%,               379
             8/7/98
             ---------------------------------
      260    General Electric Capital, 5.57%,              259
             8/17/98
             ---------------------------------




                                 -- Continued --

Fountain Square Pinnacle Fund
--------------------------------------------------------------------------------

   Shares
       or
Principal                Security                   Market
   Amount               Description                  Value
----------   ----------------------------------   ------------
Short Term Securities Purchased with Collateral--
Continued
-----------------------------------------------

    $ 490    Merrill Lynch, 5.52%, 9/18/98               $ 486
             ----------------------------------
      114    Petrofina Delaware, 5.55%, 8/20/98            113
             ----------------------------------   ------------
               Total                                     3,203
             ----------------------------------   ------------
             Corporate Bond -- 1.9%
             ----------------------------------
      684    Goldman Sachs, Floating Rate Note,            684
             5.72%, 7/24/00
             ----------------------------------
             Repurchase Agreement -- 4.5%
             ----------------------------------
    1,648    Morgan Stanley, 5.63%, dated                1,648
             7/31/98, due 8/3/98 (at
             collaterized cost), collateralized
             by U.S. Treasury Bills, due
             1/21/99 with a value of $1,688.
             ----------------------------------   ------------
             Total Short Term Securities
             Purchased with Collateral                   5,535
             ----------------------------------   ------------
             Total Investments (Cost $31,927)
             (a) -- 116.2%                              42,363
             ----------------------------------
             Liabilities in excess of other
             assets -- (16.2)%                          (5,892)
             ----------------------------------   ------------
             TOTAL NET ASSETS-- 100.0%                 $36,471
             ----------------------------------   ============

Percentages indicated are based on net assets of $36,471.

(a) Represents cost for financial reporting and federal tax purposes. The net unrealized appreciation of investments on federal tax basis amounts to $10,436 which is composed of $10,780 appreciation and $344 depreciation at July 31, 1998.

(b) Non-income producing security.

(c) All or part of this security has been loaned at July 31, 1998.



      (See Notes which are an integral part of the Financial Statements)

Fountain Square Equity Income Fund
Schedule of Portfolio Investments
July 31, 1998
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

     Shares
         or
  Principal                Security                   Market
     Amount               Description                  Value
------------ ------------------------------------- -----------

Common Stock -- 98.7%
--------------------------------------------------
             Banking -- 14.2%
             -------------------------------------
  105,000    Bank of New York Co., Inc.                 $6,719
             -------------------------------------
  117,400    First Tennessee National Corp. (b)          3,683
             -------------------------------------
   90,000    Mellon Bank Corp.                           6,064
             -------------------------------------
  142,000    Norwest Bank (b)                            5,103
             ------------------------------------- -----------
               Total                                    21,569
             ------------------------------------- -----------
             Chemicals -- 3.9%
             -------------------------------------
  368,000    RPM, Inc.                                   5,842
             -------------------------------------
             Electrical Equipment -- 13.8%
             -------------------------------------
   65,000    Emerson Electric Co.                        3,863
             -------------------------------------
   40,000    General Electric Co.                        3,573
             -------------------------------------
   95,000    Hubbell, Inc. Class B                       3,990
             -------------------------------------
  230,000    Nipsco Inds, Inc.                           6,124
             -------------------------------------
  129,000    Teco Energy, Inc. (b)                       3,273
             ------------------------------------- -----------
               Total                                    20,823
             ------------------------------------- -----------
             Financial Services -- 7.3%
             -------------------------------------
   78,000    A.G. Edwards, Inc.                          3,047
             -------------------------------------
   96,000    Fannie Mae                                  5,952
             -------------------------------------
   74,500    United Asset Management Corp. (b)           2,007
             ------------------------------------- -----------
               Total                                    11,006
             ------------------------------------- -----------
             Food -- 7.2%
             -------------------------------------
   26,600    Bestfoods, Inc.                             1,480
             -------------------------------------
   62,500    Conagra, Inc.                               1,617
             -------------------------------------
   82,000    H.J. Heinz Co.                              4,520
             -------------------------------------
  140,000    Sysco (b)                                   3,325
             ------------------------------------- -----------
               Total                                    10,942
             ------------------------------------- -----------
             Insurance -- 8.3%
             -------------------------------------
   50,000    American General Corp.                      3,416
             -------------------------------------
   36,000    Cincinnati Financial Corp.                  1,287
             -------------------------------------
   67,000    Marsh & McLennan Co., Inc.                  4,091
             -------------------------------------
   85,300    Safeco Corp. (b)                            3,844
             ------------------------------------- -----------
               Total                                    12,638
             ------------------------------------- -----------
             Manufacturing -- 1.9%
             -------------------------------------
   57,000    Federal Signal Corp. (b)                    1,293
             -------------------------------------
   31,000    Newell Co.                                  1,597
             ------------------------------------- -----------
               Total                                     2,890
             ------------------------------------- -----------
             Office Equipment & Supplies -- 6.9%
             -------------------------------------
   94,000    Avery Dennison Corp.                        5,411
             -------------------------------------
  100,000    Pitney-Bowes, Inc.                          5,050
             ------------------------------------- -----------
               Total                                    10,461
             ------------------------------------- -----------
             Oil & Gas -- 6.3%
             -------------------------------------
   65,000    Chevron Corp. (b)                           5,371
             -------------------------------------
   60,000    Mobil Corp.                                 4,185
             ------------------------------------- -----------
               Total                                     9,556
             ------------------------------------- -----------
             Pharmaceuticals -- 8.8%
             -------------------------------------
   28,000    Abbott Labs                                 1,164
             -------------------------------------
   38,900    Johnson & Johnson                           3,005
             -------------------------------------
   20,000    Merck & Co., Inc.                           2,466
             -------------------------------------
   40,000    Schering - Plough Corp.                     3,870
             -------------------------------------
   37,500    Warner Lambert, Inc.                        2,834
             ------------------------------------- -----------
               Total                                    13,339
             ------------------------------------- -----------
             Retail -- 2.3%
             -------------------------------------
   60,000    J.C. Penney Co., Inc.                       3,521
             -------------------------------------
             Telecommunications -- 11.3%
             -------------------------------------
  102,500    Alltel Corp. (b)                            4,299
             -------------------------------------
  162,000    Ameritech Corp. (b)                         7,967
             -------------------------------------
  108,000    Bell Atlantic Corp.                         4,901
             ------------------------------------- -----------
               Total                                    17,167
             ------------------------------------- -----------
             Transportation -- 4.1%
             -------------------------------------
  160,000    GATX Corp.                                  6,140
             -------------------------------------
             Utilities \ Electric -- 1.9%
             -------------------------------------
   90,000    Cinergy Corp.                               2,841
             -------------------------------------
             Utilities \ Natural Gas -- 0.5%
             -------------------------------------
   28,390    LG&E Energy                                   692
             ------------------------------------- -----------
             Total Common Stock                        149,427
             ------------------------------------- -----------
Repurchase Agreement -- 1.0%
--------------------------------------------------
   $1,574    Warburg/Dillion, 5.55%, dated               1,574
             7/31/98, due 8/3/98 (at amortized
             cost), collateralized by U.S. Treasury
             Bond, 8.00%, due 11/15/21 with a
             value of $1,608.
             -------------------------------------
Short Term Securities Purchased with
Collateral -- 17.6%
--------------------------------------------------
             Commercial Paper -- 14.2%
             -------------------------------------
      449    A.I. Credit Corp., 5.68%, 8/3/98              449
             -------------------------------------
      594    AIG Funding, 5.60%, 8/3/98                    594
             -------------------------------------
      480    Air Products, 5.58%, 9/30/98                  476
             -------------------------------------
    1,755    Amgen Corp., 5.52%, 9/17/98                 1,739
             -------------------------------------
    1,231    BellSouth Telecommunications,               1,230
             5.65%, 8/4/98
             -------------------------------------
    2,441    Cargill, Inc., 5.66%, 8/3/98                2,440
             -------------------------------------
      805    Coca Cola Co., 5.52%, 8/4/98                  799
             -------------------------------------
    1,488    Deutsche Bank, 5.53%, 8/21/98               1,481
             -------------------------------------
      923    Deutsche Bank, 5.53%, 8/24/98                 919
             -------------------------------------
      683    DuPont De Nemours & Co., 5.53%,               679
             8/7/98
             -------------------------------------
    2,441    Ford Motor Credit Corp., 5.68%,             2,440
             8/3/98
             -------------------------------------
      985    General Electric Capital, 5.57%,              982
             8/17/98
             -------------------------------------
    1,755    Merrill Lynch, 5.52%, 9/18/98               1,739
             -------------------------------------
      177    Merrill Lynch, 5.58%, 8/12/98                 177
             -------------------------------------
      431    Petrofina Delaware, 5.55%, 8/20/98            429
             -------------------------------------

                                 -- Continued --

Fountain Square Equity Income Fund
--------------------------------------------------------------------------------

     Shares
         or
  Principal                Security                   Market
     Amount               Description                  Value
------------ ------------------------------------- -----------
Short Term Securities Purchased with Collateral--
Continued
--------------------------------------------------

   $2,401    Prudential Funding, 5.64%, 8/4/98          $2,399
             -------------------------------------
    2,441    Xerox Corp., 5.66%, 8/3/98                  2,441
             ------------------------------------- -----------
               Total                                    21,413
             ------------------------------------- -----------
             Corporate Bond -- 1.3%
             -------------------------------------
    1,984    Goldman Sachs Floating Rate
             Note, 5.72%, 7/24/00                        1,984
             -------------------------------------
             Repurchase Agreement -- 2.1%
             -------------------------------------
    3,192    Morgan Stanley, 5.63%, dated                3,192
             7/31/98, due 8/3/98 (at amortized
             cost), collateralized by U.S. Treasury
             Bills, due 1/21/99 with a value of
             $3,272.
             ------------------------------------- -----------
             Total Short Term Securities
             Purchased with Collateral                  26,589
             ------------------------------------- -----------
             Total Investments (Cost $132,179)
             (a) -- 117.3%                             177,590
             -------------------------------------
             Liabilities in excess of other assets
             -- (17.3)%                                (26,218)
             ------------------------------------- -----------
             TOTAL NET ASSETS -- 100.0%               $151,372
             ------------------------------------- ===========

Percentages indicated are based on net assets of $151,372.

(a) Represents cost for financial reporting and federal tax purposes. The net unrealized appreciation of investments on federal tax basis amounts to $45,411, which is composed of $48,175 appreciation and $2,764 depreciation at July 31, 1998.

(b) All or part of this security has been loaned at July 31, 1998.

       (See Notes which are an integral part of the Financial Statements)

Fountain Square Balanced Fund
Schedule of Portfolio Investments
July 31, 1998
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

   Shares
       or
Principal                Security                    Market
   Amount               Description                   Value
-----------  ------------------------------------  -----------

Common Stocks -- 62.6%
-------------------------------------------------
             Banking -- 6.3%
             ------------------------------------
   55,000    Bank of New York Co., Inc.                $ 3,520
             ------------------------------------  -----------
   70,000    First Tennessee National Corp. (d)          2,196
             ------------------------------------
   43,000    Mellon Bank Corp.                           2,897
             ------------------------------------
   70,000    Norwest Corp. (d)                           2,516
             ------------------------------------  -----------
               Total                                    11,129
             ------------------------------------  -----------
             Beverages -- 1.2%
             ------------------------------------
   14,000    Coca Cola Co.                               1,130
             ------------------------------------
   26,000    PepsiCo, Inc.                               1,009
             ------------------------------------  -----------
               Total                                     2,139
             ------------------------------------  -----------
             Business Services -- 1.2%
             ------------------------------------
   30,000    Cintas Corp.                                1,524
             ------------------------------------
   12,000    Fastenal Co. (d)                              524
             ------------------------------------  -----------
               Total                                     2,048
             ------------------------------------  -----------
             Chemicals -- 0.9%
             ------------------------------------
   31,000    Praxair, Inc.                               1,527
             ------------------------------------
             Computer Software & Equipment
             -- 6.6%
             ------------------------------------
  102,000    Artesyn (b)                                 1,702
             ------------------------------------
   21,000    Cisco Systems (b)                           2,010
             ------------------------------------
   65,000    First Data Corp.                            1,881
             ------------------------------------
   45,000    Fiserv, Inc. (b)                            1,986
             ------------------------------------
   18,000    Microchip Technology, Inc. (b) (d)            552
             ------------------------------------
    9,600    Microsoft Corp. (b)                         1,057
             ------------------------------------
   65,000    Oracle Corp. (b)                            1,723
             ------------------------------------
   20,000    Sun Microsystems, Inc. (b)                    945
             ------------------------------------  -----------
               Total                                    11,856
             ------------------------------------  -----------
             Consumer Products -- 1.5%
             ------------------------------------
   32,000    Newell Co.                                  1,647
             ------------------------------------
    4,000    Procter & Gamble Co.                          318
             ------------------------------------
   20,000    Sherwin Williams Co.                          638
             ------------------------------------  -----------
               Total                                     2,603
             ------------------------------------  -----------
             Electrical Equipment -- 1.6%
             ------------------------------------
   20,000    Belden, Inc. (d)                              528
             ------------------------------------
   12,000    Emerson Electric Co.                          713
             ------------------------------------
   18,000    General Electric Co.                        1,607
             ------------------------------------  -----------
               Total                                     2,848
             ------------------------------------  -----------
             Electronics -- 5.3%
             ------------------------------------
   61,940    Adaptec, Inc. (b)                             720
             ------------------------------------
   20,000    Berg Electronics Corp. (b)                    410
             ------------------------------------
   20,000    Flextronics, International (b)                816
             ------------------------------------
   50,000    Intel Corp.                                 4,222
             ------------------------------------
   65,000    Molex, Inc.                                 1,844
             ------------------------------------
   25,000    QLogic Corp. (b) (d)                        1,447
             ------------------------------------  -----------
               Total                                     9,459
             ------------------------------------  -----------
             Financial -- 3.4%
             ------------------------------------
   19,000    AG Edwards, Inc.                              742
             ------------------------------------
   77,000    Freddie Mac                                 3,638
             ------------------------------------
   45,000    T. Rowe Price Association (d)               1,598
                                                   -----------
               Total                                     5,978
             ------------------------------------  -----------
             General Building Contractors -- 0.5%
             ------------------------------------
   54,000    Clayton Homes, Inc. (d)                      $969
             ------------------------------------
             Healthcare -- 6.4%
             ------------------------------------
   50,000    First Health Group Corp.                    1,231
             ------------------------------------
   50,000    Guidant Corp. (d)                           3,715
             ------------------------------------
   54,000    Health Care Retirement (b)                  2,039
             ------------------------------------
  100,000    HEALTHSOUTH Corp. (b)                       2,512
             ------------------------------------
   20,000    Respironics, Inc. (b)                         299
             ------------------------------------
   15,000    STERIS Corp. (b) (d)                          915
             ------------------------------------
   15,000    Universal Health Services, Inc. (b)           769
             ------------------------------------  -----------
               Total                                    11,480
             ------------------------------------  -----------
             Insurance -- 3.0%
             ------------------------------------
   20,000    Allstate Corp.                                849
             ------------------------------------
   24,000    Cincinnati Financial Corp.                    858
             ------------------------------------
   27,000    Marsh & McLennan Co., Inc.                  1,649
             ------------------------------------
   36,000    MGIC Investment Corp. (d)                   1,930
             ------------------------------------  -----------
               Total                                     5,286
             ------------------------------------  -----------
             Manufacturing -- 3.8%
             ------------------------------------
   33,000    Chart Industry, Inc.                          380
             ------------------------------------
   38,000    Illinois Tool Works                         2,130
             ------------------------------------
   10,000    OM Group, Inc.                                371
             ------------------------------------
   36,000    Tyco International Ltd. (d)                 2,229
             ------------------------------------
   50,000    Zebra Technologies Corp., Class A
             (b) (d)                                     1,622
             ------------------------------------  -----------
               Total                                     6,732
             ------------------------------------  -----------
             Media/Publishing -- 1.2%
             ------------------------------------
   34,000    Interpublic Group of Cos., Inc. (d)         2,049
             ------------------------------------
             Medical Distribution -- 0.3%
             ------------------------------------
    6,000    Cardinal Health, Inc. (d)                     576
             ------------------------------------
             Office Equipment & Supplies -- 1.6%
             ------------------------------------
   30,000    Avery Dennison Corp.                        1,727
             ------------------------------------
   22,000    Pitney-Bowes, Inc.                          1,111
             ------------------------------------
               Total                                     2,838
             ------------------------------------  -----------
             Oil & Gas -- 3.0%
             ------------------------------------
    8,000    Chevron Corp. (d)                             661
             ------------------------------------
   12,200    ENSCO International                           165
             ------------------------------------
   35,000    Global Marine (b)                             479
             ------------------------------------
   22,000    Mobil Corp.                                 1,535
             ------------------------------------
   15,000    Schlumberger Ltd.                             908
             ------------------------------------
  100,000    Varco International, Inc. (b)               1,588
             ------------------------------------  -----------
               Total                                     5,336
             ------------------------------------  -----------
             Pharmaceuticals -- 3.6%
             ------------------------------------
   20,000    American Home Products                      1,030
             ------------------------------------
    8,000    Amgen, Inc. (b)                               588
             ------------------------------------
   10,000    Bristol Myers Squibb Co.                    1,139
             ------------------------------------
    9,000    Pfizer, Inc.                                  990
             ------------------------------------
   12,000    Schering -- Plough Corp.                    1,161
             ------------------------------------
   21,000    Warner Lambert, Inc.                        1,587
             ------------------------------------  -----------
               Total                                     6,495
             ------------------------------------  -----------

                                 -- Continued --

Fountain Square Balanced Fund
--------------------------------------------------------------------------------

   Shares
       or
Principal                Security                    Market
   Amount               Description                   Value
-----------  ------------------------------------  -----------
Common Stocks -- Continued
-------------------------------------------------


             Retail -- 5.1%
             ------------------------------------
   70,000    Consolidated Stores Corp. (b) (d)         $ 2,354
             ------------------------------------
   70,000    Home Depot, Inc.                            2,931
             ------------------------------------
   40,000    Lowe's Companies                            1,540
             ------------------------------------
   36,000    Wal-Mart Stores, Inc. (d)                   2,273
             ------------------------------------  -----------
               Total                                     9,098
             ------------------------------------  -----------
             Telecommunications -- 4.9%
             ------------------------------------
   22,500    Century Telephone Enterprises               1,119
             ------------------------------------
   25,000    Lucent Technologies                         2,311
             ------------------------------------
   34,000    Tellabs, Inc. (b) (d)                       2,560
             ------------------------------------
   50,000    Worldcom, Inc. (b)                          2,644
             ------------------------------------  -----------
               Total                                     8,634
             ------------------------------------  -----------
             Transportation -- 1.2%
             ------------------------------------  -----------
   70,000    Comair Holdings, Inc. (d)                   2,209
             ------------------------------------  -----------
               Total Common Stocks                     111,289
             ------------------------------------  -----------
Asset Backed Securities -- 0.4%
-------------------------------------------------
             Financial -- 0.4%
-------------------------------------------------
     $750    GE Capital Management, 6.94%,                 759
             3/25/27
             ------------------------------------  -----------
               Total Asset Backed Securities               759
             ------------------------------------  -----------
Corporate Bonds -- 8.3%
-------------------------------------------------
             Business Services -- 0.6%
             ------------------------------------
    1,000    Service Corp. International,                  996
             6.50%, 3/15/08
             ------------------------------------
             Entertainment & Leisure -- 1.1%
             ------------------------------------
    2,000    Carnival Cruise, 6.15%, 4/15/08             1,971
             ------------------------------------
             Financial -- 4.6%
             ------------------------------------
       46    Bankers Trust New York Corp.,                  47
             9.20%, 7/15/99
             ------------------------------------
      500    Ford Motor Credit, Floating Rate              500
             Note, 11/9/98 (5.66%, 8/10/98) (c)
             ------------------------------------
    2,000    General Motors Acceptance Corp.,            2,005
             6.25%, 5/1/05
             ------------------------------------
    2,500    Phelps Dodge, 6.38%, 11/1/04                2,512
             ------------------------------------
    3,000    Salomon Brothers Holdings,                  3,192
             7.38%, 5/15/07
             ------------------------------------  -----------
               Total                                     8,256
             ------------------------------------  -----------
             Manufacturing -- 2.0%
             ------------------------------------
    2,000    Hasbro, 6.15%, 7/15/08                      1,987
             ------------------------------------
      500    IBP, Inc., 6.13%, 2/1/06                      499
             ------------------------------------
    1,000    Texas Instruments, 6.88%, 7/15/00           1,018
             ------------------------------------  -----------
               Total                                     3,504
             ------------------------------------  -----------
             Total Corporate Bonds                      14,727
             ------------------------------------  -----------
Mortgage Backed Securities -- 12.1%
-------------------------------------------------
             U.S. Government Agencies -- 12.1%
             ------------------------------------
        4    FHLMC, 9.50%, 10/1/02,                          4
             Pool #38-0009
             ------------------------------------
        9    FHLMC, 8.00%, 8/1/08,                          10
             Pool #27-2525
             ------------------------------------
    6,199    FNCL, 6.50%, 2/1/28, Pool #417392           6,167
             ------------------------------------
    1,500    FNMA, 6.32%, 5/21/03                        1,499
             ------------------------------------
      632    FNMA, 6.00%, 4/1/11, Dwarf                    625
             Pool 344185
             ------------------------------------
    1,860    FNMA, 7.00%, 7/18/27                        1,820
             ------------------------------------
    1,124    GNMA, 7.50%, 8/15/27,                       1,157
             Pool #449006
             ------------------------------------
    6,078    GNMA, 7.50%, 9/15/27,                       6,254
             Pool #451459
             ------------------------------------
    3,992    GNMA, 6.50%, 5/15/28                        3,980
             ------------------------------------  -----------
               Total Mortgage Backed Securities         21,516
             ------------------------------------  -----------
U.S. Government Securities -- 13.6%
-------------------------------------------------
             U.S. Treasury Bonds -- 4.2%
             ------------------------------------
    6,750    6.63%, 2/15/27 (d)                          7,541
             ------------------------------------
             U.S. Treasury Notes -- 9.4%
             ------------------------------------
    7,000    5.63%, 11/30/99                             7,008
             ------------------------------------
    4,750    5.38%, 2/15/01 (d)                          4,735
             ------------------------------------
    5,000    5.50%, 2/28/03                              4,988
             ------------------------------------  -----------
               Total                                    16,731
             ------------------------------------  -----------
             Total U.S. Government Securities           24,272
             ------------------------------------  -----------
Repurchase Agreement -- 4.1%
-------------------------------------------------
    7,350    Warburg/Dillion, 5.55%, dated               7,350
             7/31/98, due 8/3/98 (at amortized
             cost), collateralized by U.S. Treasury
             Bond, 8.00%, due 11/15/21 with a
             value of $7,510.
             ------------------------------------
Short Term Securities Purchased with
Collateral -- 13.5%
-------------------------------------------------
             Commercial Paper -- 10.9%
             ------------------------------------
      344    A.I. Credit Corp., 5.68%, 8/3/98              344
             ------------------------------------
      455    AIG Funding, 5.60%, 8/3/98                    455
             ------------------------------------
      353    Air Products, 5.58%, 9/30/98                  349
             ------------------------------------
    2,073    Amgen Corp., 5.52%, 9/17/98                 2,054
             ------------------------------------
      969    BellSouth Telecommunications,                 969
             5.65%, 8/4/98
             ------------------------------------
    1,869    Cargill, Inc., 5.66%, 8/3/98                1,868
             ------------------------------------
      836    Coca Cola Co., 5.52%, 8/4/98                  830
             ------------------------------------
    1,585    Deutsche Bank, 5.53%, 8/21/98               1,578
             ------------------------------------
      963    Deutsche Bank, 5.53%, 8/24/98                 958
             ------------------------------------
    1,225    DuPont De Nemours & Co., 5.53%,             1,217
             8/7/98
             ------------------------------------
    1,869    Ford Motor Credit Corp., 5.68%,             1,868
             8/3/98
             ------------------------------------
      776    General Electric Co., 5.57%, 8/17/98          773
             ------------------------------------
    2,073    Merrill Lynch, 5.52%, 9/18/98               2,055
             ------------------------------------
      130    Merrill Lynch, 5.58%, 8/12/98                 130
             ------------------------------------
      339    Petrofina Delaware, 5.55%, 8/20/98            338
             ------------------------------------
    1,764    Prudential Funding, 5.64%, 8/4/98           1,763
             ------------------------------------
    1,869    Xerox Corp., 5.66%, 8/3/98                  1,868
             ------------------------------------  -----------
               Total                                    19,417
             ------------------------------------  -----------
             Corporate Bond -- 1.2%
             ------------------------------------
    2,113    Goldman Sachs Floating Rate Note,           2,113
             5.72%, 7/24/00
             ------------------------------------

                                 -- Continued --

Fountain Square Balanced Fund
--------------------------------------------------------------------------------


     Shares
         or
  Principal                Security                   Market
     Amount               Description                  Value
  ---------  -------------------------------------  ----------
Short Term Securities Purchased with Collateral --
Continued
--------------------------------------------------------------

             Repurchase Agreement -- 1.4%
             -------------------------------------
   $2,444    Morgan Stanley, 5.63%, dated               $2,444
             7/31/98, due 8/3/98 (at amortized
             cost), collateralized by U.S. Treasury
             Bills, due 1/21/99 with a value
             of $2,507.
             -------------------------------------  ----------
               Total Short Term Securities
               Purchased with Collateral                23,974
             -------------------------------------  ----------
             Total Investments (Cost $178,891)
             (a) -- 114.6%                             203,887
             -------------------------------------
             Liabilities in excess of other assets
             --  (14.6)%                               (25,914)
             -------------------------------------  ----------
             TOTAL NET ASSETS --  100.0%              $177,973
             -------------------------------------  ----------

Percentages indicated are based on net assets of $177,973.

(a) Represents cost for financial reporting and federal tax purposes. The net unrealized appreciation of investments on federal tax basis amounts to $24,996, which is composed of $31,262 appreciation and $6,266 depreciation at July 31, 1998.

(b) Non-income producing security.

(c) Current rate and next reset date shown.

(d) All or part of this security has been loaned at July 31, 1998.



       (See Notes which are an integral part of the Financial Statements)

Fountain Square Mid Cap Fund
Schedule of Portfolio Investments
July 31, 1998
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

   Shares
       or
Principal                Security                    Market
   Amount               Description                   Value
-----------  -------------------------------------  ----------

Common Stocks -- 99.5%
--------------------------------------------------
             Banking -- 7.4%
             -------------------------------------
  310,000    First Tennessee National Corp. (c)        $ 9,726
             -------------------------------------
   50,000    Firstar Corp.                               2,497
             -------------------------------------
   95,000    Regions Financial Corp. (c)                 3,848
             -------------------------------------  ----------
               Total                                    16,071
             -------------------------------------  ----------
             Business Services -- 5.5%
             -------------------------------------
  167,000    Cintas Corp.                                8,486
             -------------------------------------
   82,000    Fastenal Co. (c)                            3,580
             -------------------------------------  ----------
               Total                                    12,066
             -------------------------------------  ----------
             Computer Software & Equipment -- 8.4%
             -------------------------------------
  390,000    Artesyn (b)                                 6,508
             -------------------------------------
  204,000    Fiserv, Inc. (b)                            9,002
             -------------------------------------
   90,000    Microchip Technology, Inc. (b), (c)         2,759
             -------------------------------------  ----------
               Total                                    18,269
             -------------------------------------  ----------
             Consumer Products -- 2.2%
             -------------------------------------
   95,000    Newell Co.                                  4,893
             -------------------------------------
             Electrical Equipment -- 2.3%
             -------------------------------------
  190,000    Belden, Inc.                                5,011
             -------------------------------------
             Electronics -- 10.1%
             -------------------------------------
  163,080    Adaptec, Inc. (b)                           1,896
             -------------------------------------
  175,000    Berg Electronics Corp. (b)                  3,588
             -------------------------------------
  120,000    Flextronics, International (b)              4,897
             -------------------------------------
  155,000    Molex, Inc.                                 4,398
             -------------------------------------
  128,000    QLogic Corp. (b)                            7,407
             -------------------------------------  ----------
               Total                                    22,186
             -------------------------------------  ----------
             Financial -- 3.8%
             -------------------------------------
  105,000    AG Edwards, Inc.                            4,102
             -------------------------------------
  120,000    T. Rowe Price Associates, Inc. (c)          4,260
             -------------------------------------  ----------
               Total                                     8,362
             -------------------------------------  ----------
             General Building Contractors -- 2.1%
             -------------------------------------
  260,000    Clayton Homes, Inc. (c)                     4,664
             -------------------------------------
             Healthcare -- 12.2%
             -------------------------------------
  255,000    Ballard Medical Products                    5,228
             -------------------------------------
  180,000    First Health Group Corp. (b)                4,433
             -------------------------------------
  120,000    Health Care Retirement (b)                  4,530
             -------------------------------------
   90,000    Respironics, Inc. (b)                       1,344
             -------------------------------------
  123,000    STERIS Corp. (b), (c)                       7,502
             -------------------------------------
   65,000    Universal Health Services, Inc. (b)         3,331
             -------------------------------------  ----------
               Total                                    26,368
             -------------------------------------  ----------
             Insurance -- 8.4%
             -------------------------------------
   80,000    Cincinnati Financial Corp.                  2,860
             -------------------------------------
  115,000    MGIC Investment Corp. (c)                   6,167
             -------------------------------------
  180,000    Mutual Risk Management, Limited (c)         6,863
             -------------------------------------
   45,000    Reinsurance Group America                   2,503
             -------------------------------------  ----------
               Total                                    18,393
             -------------------------------------  ----------
             Manufacturing -- 8.0%
             -------------------------------------
   90,000    Advanced Lighting Technology, Inc. (b)      2,171
             -------------------------------------
   90,000    Applied Industrial Technologies, Inc.       1,524
             -------------------------------------
  277,500    Chart Industries, Inc.                      3,191
             -------------------------------------
  124,000    OM Group, Inc.                              4,596
             -------------------------------------
  182,000    Zebra Technologies Corp.,
             Class A (b), (c)                            5,904
             -------------------------------------  ----------
               Total                                    17,386
             -------------------------------------  ----------
             Media/Publishing -- 2.6%
             -------------------------------------
  110,000    Omnicom Group (c)                           5,775
             -------------------------------------
             Medical Distribution -- 3.6%
             -------------------------------------
   83,000    Cardinal Health, Inc. (c)                   7,973
             -------------------------------------
             Natural Gas -- 0.7%
             -------------------------------------
   80,000    Questar Corp.                               1,490
             -------------------------------------
             Oil & Gas - 3.6%
             -------------------------------------
  200,000    Global Marine (b)                           2,738
             -------------------------------------
  320,000    Varco International, Inc. (b)               5,080
             -------------------------------------  ----------
               Total                                     7,818
             -------------------------------------  ----------
             Retail -- 9.8%
             -------------------------------------
  344,000    Casey's General Stores                      5,246
             -------------------------------------
  243,000    Consolidated Stores Corp. (b), (c)          8,170
             -------------------------------------
  140,000    Dollar General (c)                          5,740
             -------------------------------------
  150,000    Pier One Imports, Inc.                      2,334
             -------------------------------------  ----------
               Total                                    21,490
             -------------------------------------  ----------
             Telecommunications -- 2.4%
             -------------------------------------
  105,000    Century Telephone Enterprises               5,224
             -------------------------------------
             Transportation -- 6.4%
             -------------------------------------
  295,000    Comair Holdings, Inc.                       9,311
             -------------------------------------
  120,000    GATX Corp.                                  4,605
             -------------------------------------  ----------
               Total                                    13,916
             -------------------------------------  ----------
               Total Common Stocks                     217,355
             -------------------------------------  ----------
Repurchase Agreement -- 4.0%
--------------------------------------------------
   $8,850    Warburg/Dillion, 5.55%, dated               8,850
             7/31/98, due 8/3/98 (at amortized
             cost), collateralized by U.S. Treasury
             Bond, 8.00%, due 11/15/21 with a
             value of $9,043.
             -------------------------------------
Short Term Securities Purchased with Collateral -- 29.1%
--------------------------------------------------
             Commercial Paper -- 23.2%
             -------------------------------------
    1,091    A.I. Credit Corp., 5.68%, 8/3/98            1,091
             -------------------------------------
    1,443    AIG Funding, 5.60%, 8/3/98                  1,443
             -------------------------------------
    1,110    Air Products, 5.58%, 9/30/98                1,099
             -------------------------------------
    3,366    Amgen Corp., 5.52%, 9/17/98                 3,336
             -------------------------------------
    2,972    BellSouth Telecommunications,               2,970
             5.65%, 8/4/98
             -------------------------------------
    5,931    Cargill, Inc., 5.66%, 8/3/98                5,928
             -------------------------------------
    1,898    Coca Cola, Inc., 5.52%, 8/4/98              1,886
             -------------------------------------
    3,879    Deutsche Bank, 5.53%, 8/21/98               3,863
             -------------------------------------
    2,341    Deutsche Bank, 5.53%, 8/24/98               2,330
             -------------------------------------
    2,249    Du Pont De Nemours & Co., 5.53%,
             8/7/98                                      2,234
             -------------------------------------
    5,931    Ford Motor Credit Corp., 5.68%,
             8/3/98                                      5,928
             -------------------------------------
    2,378    General Electric Capital, 5.57%,
             8/17/98                                     2,371
             -------------------------------------
    3,366    Merrill Lynch, 5.52%, 9/18/98               3,335
             -------------------------------------
      410    Merrill Lynch, 5.58%, 8/12/98                 409
             -------------------------------------



                                 -- Continued --

Fountain Square Mid Cap Fund
--------------------------------------------------------------------------------

   Shares
       or
Principal                Security                    Market
   Amount               Description                   Value
-----------  -------------------------------------  ----------
Short Term Securities Purchased with Collateral--
Continued
--------------------------------------------------

  $ 1,040    Petrofina Delaware, 5.55%, 8/20/98        $ 1,037
             -------------------------------------
    5,549    Prudential Funding, 5.64%, 8/4/98           5,545
             -------------------------------------
    5,931    Xerox Corp., 5.66%, 8/3/98                  5,927
             -------------------------------------  ----------
               Total                                    50,732
             -------------------------------------  ----------
             Corporate Bond -- 2.4%
             -------------------------------------
    5,173    Goldman Sachs, Floating Rate Note           5,173
             5.72%, 7/24/00
             -------------------------------------
             Repurchase Agreement -- 3.5%
             -------------------------------------
    7,755    Morgan Stanley, 5.63%, dated
             7/31/98, due 8/3/98 (at amortized
             cost), collateralized by U.S. Treasury
             Bills, due 1/21/99 with a value of
             $7,950.                                     7,755
             -------------------------------------  ----------
               Total Short Term Securities
               Purchased with Collateral                63,660
             -------------------------------------  ----------
             Total Investments (Cost $252,565)
             (a) -- 132.6%                             289,865
             -------------------------------------
             Liabilities in excess of other assets
              -- (32.6)%                               (71,269)
             -------------------------------------  ----------
             TOTAL NET ASSETS-- 100.0%                $218,596
             -------------------------------------  ----------

Percentages indicated are based on net assets of $218,596.

(a) Represents cost for financial reporting and federal tax purposes. The net unrealized appreciation of investments on federal tax basis amounts to $37,300, which is composed of $54,372 appreciation and $17,072 depreciation at July 31, 1998.

(b) Non-income producing security.

(c) All or part of this security has been loaned at July 31, 1998.



      (See Notes which are an integral part of the Financial Statements)

Fountain Square International Equity Fund
Schedule of Portfolio Investments
July 31, 1998
(Amounts in thousands except share and principal amounts)
--------------------------------------------------------

     Shares
         or
  Principal                Security                   Market
     Amount               Description                  Value
----------- -------------------------------------- -----------

Common Stocks -- 81.3%
--------------------------------------------------
             Australia 1.3%
             -------------------------------------
   10,300    Amcor, Ltd.                               $    43
             -------------------------------------
    4,879    Australian Gas & Light                         32
             -------------------------------------
   14,000    Australian National Industries, Ltd.            7
             -------------------------------------
   19,276    Boral, Ltd.                                    34
             -------------------------------------
    3,500    Brambles Industries, Ltd.                      74
             -------------------------------------
   30,618    Broken Hill Proprietary Co., Ltd.             248
             -------------------------------------
    7,695    Burns Philp & Co., Ltd.                         1
             -------------------------------------
   12,160    Coca-Cola Amatil, Ltd.                         48
             -------------------------------------
   12,160    Coca-Cola Beverages PLC                        37
             -------------------------------------
   17,147    Coles Myer, Ltd.                               64
             -------------------------------------
   15,866    Crown, Ltd. (b)                                 5
             -------------------------------------
   17,400    CSR, Ltd.                                      45
             -------------------------------------
   29,600    Fosters Brewing Group                          66
             -------------------------------------
   19,958    General Property Trust Units                   35
             -------------------------------------
   15,257    Gio Australia Holdings, Ltd.                   40
             -------------------------------------
   19,502    Goodman Fielder Wattie, Ltd.                   25
             -------------------------------------
    1,190    Homesteak Mining Company                       12
             -------------------------------------
    3,200    Howard Smith, Ltd.                             19
             -------------------------------------
    3,900    Leighton Holdings                              13
             -------------------------------------
    3,946    Lend Lease Corp.                               85
             -------------------------------------
   22,802    M.I.M. Holdings, Ltd.                          11
             -------------------------------------
   19,491    National Australia Bank, Ltd.                 272
             -------------------------------------
    4,134    Newcrest Mining, Ltd. (b)                       5
             -------------------------------------
   28,411    News Corp., Ltd. (b)                          207
             -------------------------------------
   25,195    Normandy Mining, Ltd.                          19
             -------------------------------------
   10,777    North, Ltd.                                    23
             -------------------------------------
    4,694    Orica Ltd.                                     26
             -------------------------------------
   14,100    Pacific Dunlop, Ltd.                           26
             -------------------------------------
   14,400    Pioneer International                          34
             -------------------------------------
    3,110    Renison Goldfields Consolidated, Ltd.           5
             -------------------------------------
    5,100    Rio Tinto, Ltd.                                56
             -------------------------------------
    9,512    Santos, Ltd.                                   25
             -------------------------------------
    2,060    Sons of Gwalia, Ltd.                            5
             -------------------------------------
    9,990    Southcorp. Holdings, Ltd.                      27
             -------------------------------------
    5,100    TABCORP Holdings, Ltd.                         28
             -------------------------------------
   57,500    Telstra Corp.                                 164
             -------------------------------------
   15,603    Western Mining, Ltd.                           47
             -------------------------------------
   21,340    Westfield Trust                                44
             -------------------------------------
   27,382    Westpac Banking Corp., Ltd.                   173
             ------------------------------------- -----------
               Total                                     2,130
             ------------------------------------- -----------
             Austria 0.6%
             -------------------------------------
      500    Austrian Airlines                              18
             -------------------------------------
    4,130    Bank Austria                                  327
             -------------------------------------
      100    Bau Holding                                     5
             -------------------------------------
      200    BAU Holdings AG                                12
             -------------------------------------
      400    Boehler-Uddeholm                               23
             -------------------------------------
      100    BWT AG                                         19
             -------------------------------------
      200    EA-Generali AG                                 48
             -------------------------------------
      900    Flughafen Wein AG                              42
             -------------------------------------
      200    Lenzing AG (b)                                 12
             -------------------------------------
      400    Mayr-Melnhof Karton AG                         25
             -------------------------------------
      100    Mikro Systemeintl AG                            5
             -------------------------------------
      200    Oesterreichische Brau-Beteiligun               11
             -------------------------------------
    1,100    Oesterreichische Elektrizitaetsw              182
             -------------------------------------
      800    OMV AG                                        102
             -------------------------------------
      500    Redex Herallith                                24
             -------------------------------------
      300    Steyr-Daimler-Purch AG                          9
             -------------------------------------
      500    VA Technologies                                65
             -------------------------------------
      300    Weinerberger Baustoffindustrie                 70
             ------------------------------------- -----------
               Total                                       999
             ------------------------------------- -----------
             Belgium 0.1%
             -------------------------------------
    1,000    Kredietbank                                    84
             -------------------------------------
             Denmark 0.2%
             -------------------------------------
      500    BG Bank                                        31
             -------------------------------------
    1,000    Danske Bank                                   133
             -------------------------------------
      200    Jyske Bank                                     23
             -------------------------------------
    1,000    Unidanmark                                     98
             ------------------------------------- -----------
               Total                                       285
             ------------------------------------- -----------
             France 10.4%
             -------------------------------------
    1,709    Accor SA                                      458
             -------------------------------------
    1,982    Air Liquid                                    319
             -------------------------------------
    3,922    Alcatel Alsthom                               780
             -------------------------------------
    7,003    AXA SA                                        960
             -------------------------------------
    5,547    Banque Nationale De Paris                     515
             -------------------------------------
    1,614    BIC                                           106
             -------------------------------------
      558    Bouygues                                      111
             -------------------------------------
      893    Canal Plus                                    172
             -------------------------------------
    1,659    Cap Gemini Sogeti                             242
             -------------------------------------
      946    Carrefour SA                                  594
             -------------------------------------
    2,278    Casino Guichard Perrachon                     191
             -------------------------------------
    3,999    Cie Paribas                                   439
             -------------------------------------
      192    Credit Com France                              17
             -------------------------------------
    2,086    De St. Gobain                                 365
             -------------------------------------
       98    Dexia France                                   14
             -------------------------------------
      804    Eridania Beghin-Say SA                        167
             -------------------------------------
      179    Essilor International                          75
             -------------------------------------
      134    Eurafrance                                     78
             -------------------------------------
   18,220    France Telecom SA (b)                       1,242
             -------------------------------------
    3,255    Generale Des Eaux                               7
             -------------------------------------
    1,820    Groupe Danone                                 549
             -------------------------------------
      474    Imetal                                         63
             -------------------------------------
    1,208    Klepierre                                     249
             -------------------------------------
    1,662    L'OREAL                                       978
             -------------------------------------
    2,260    La Farge-Coppee                               223
             -------------------------------------
    3,201    La Gardere Groupe Sca                         146
             -------------------------------------
      664    Le Grand SA                                   175
             -------------------------------------
    2,290    Lvmh Moet Vuitton Hennessy Lous               457
             -------------------------------------
    3,323    Lyonnaise Des Eaux SA                         613
             -------------------------------------
    3,485    Michelin Class B, Registered                  192
             -------------------------------------
      283    Pathe SA                                       52
             -------------------------------------
    1,769    Pernod Ricard                                 125
             -------------------------------------


                                -- Continued --

Fountain Square International Equity Fund
--------------------------------------------------------------

     Shares
         or
  Principal                Security                   Market
     Amount               Description                  Value
----------- -------------------------------------- -----------
Common Stocks -- Continued
--------------------------------------------------
    1,242    Peugeot SA                                $   245
             -------------------------------------
    2,253    Pinaukt Printemps Redo                        344
             -------------------------------------
      467    Promodes                                      289
             -------------------------------------
    9,321    Rhone Poulenc SA                              511
             -------------------------------------
      165    Sagem SA                                      128
             -------------------------------------
    2,848    Sanofi SA                                     343
             -------------------------------------
    3,542    Schneider SA                                  232
             -------------------------------------
      709    Silic                                         133
             -------------------------------------
    3,136    Simco-Union SA, Registered                    250
             -------------------------------------
    6,828    Societe Elf Aquitane SA                       886
             -------------------------------------
    2,653    Societe Generale                              639
             -------------------------------------
      743    Sodexho SA                                    131
             -------------------------------------
    3,052    Sophia SA                                     136
             -------------------------------------
    3,074    Thomson CSF                                   121
             -------------------------------------
    6,073    Total SA, Class B                             694
             -------------------------------------
    1,905    Unibail Union Du Credit Bail                  245
             -------------------------------------
    5,715    Unisor Sacilor SA                              80
             -------------------------------------
    1,582    Valeo SA                                      151
             -------------------------------------
    3,796    Vivendi SA                                    831
             ------------------------------------- -----------
               Total                                    17,063
             ------------------------------------- -----------
             Germany 9.3%
             -------------------------------------
    1,183    Adidas                                        176
             -------------------------------------
      717    Agiva AG (b)                                   19
             -------------------------------------
    4,703    Allianz AG                                  1,692
             -------------------------------------
      800    Amb Aachener Muenchner                        112
             -------------------------------------
      500    Bankgesellschaft Berlin                        10
             -------------------------------------
   12,567    BASF AG                                       592
             -------------------------------------
   14,267    Bayer AG                                      679
             -------------------------------------
    5,533    Bayerisch Hypotheken & Wechsek                395
             Bank AG
             -------------------------------------
    6,833    Bayerische Vereins AG                         647
             -------------------------------------
      200    BHF Bank AG                                     9
             -------------------------------------
      950    Bilfinger & Berger                             27
             -------------------------------------
      167    Brau & Brunnen (b)                             22
             -------------------------------------
      483    CKAG Konzern AG                                66
             -------------------------------------
    1,000    Commerzbank AG                                 39
             -------------------------------------
    1,750    Continental Gummiwerke AG                      61
             -------------------------------------
    9,950    Dailmer Benz AG                             1,036
             -------------------------------------
    2,033    Degussa AG                                    127
             -------------------------------------
   11,183    Deutsche Bank AG                              907
             -------------------------------------
   40,863    Deutsche Telekom                            1,262
             -------------------------------------
    9,967    Dresdner Bank AG                              608
             -------------------------------------
      307    Heidelberger Zement                            25
             -------------------------------------
    1,600    Hochtief AG                                    73
             -------------------------------------
      200    Ikb Deutsche Industrieban                       4
             -------------------------------------
      217    Karstadt AG                                   101
             -------------------------------------
    1,050    Kloeckner Humboldt Deutz AG (b)                14
             -------------------------------------
    2,517    Kugelfischer Georg Schaefer                    37
             -------------------------------------
      267    Linde AG                                      183
             -------------------------------------
    7,733    Lufthansa AG                                  215
             -------------------------------------
      283    Man AG                                        108
             -------------------------------------
    7,870    Mannesmann AG                                 855
             -------------------------------------
    3,967    Merck KGaA                                    185
             -------------------------------------
    4,313    Metro AG                                      259
             -------------------------------------
    1,517    Muenchener Rueckver                           714
             -------------------------------------
      383    Preussag AG                                   148
             -------------------------------------
    6,459    RWE AG                                        354
             -------------------------------------
    1,075    SAP AG                                        740
             -------------------------------------
    1,450    Schering AG                                   167
             -------------------------------------
   10,667    Siemens AG                                    781
             -------------------------------------
       67    STRABAG AG (b)                                  5
             -------------------------------------
      767    Thyssen AG                                    187
             -------------------------------------
    9,867    VEBA AG                                       602
             -------------------------------------
      550    Viag AG                                       390
             -------------------------------------
    5,730    Volkswagen AG                                 541
             ------------------------------------- -----------
               Total                                    15,174
             ------------------------------------- -----------
             Great Britain 20.0%
             -------------------------------------
   32,800    Abbey National PLC                            597
             -------------------------------------
   12,000    Allied Irish Bank                             182
             -------------------------------------
   16,350    Arjo Wiggins Appleton PLC                      46
             -------------------------------------
   11,675    Associated British Foods PLC                  110
             -------------------------------------
   72,615    B.A.T. Industries PLC                         807
             -------------------------------------
    1,200    Bank Of Scotland                               13
             -------------------------------------
   41,395    Barclays PLC                                1,185
             -------------------------------------
   25,536    Bass PLC                                      415
             -------------------------------------
   16,386    BICC Group PLC, Registered                     33
             -------------------------------------
   31,277    Blue Circle Industries PLC                    171
             -------------------------------------
   16,419    BOC Group PLC                                 211
             -------------------------------------
   25,800    Boots Co. PLC                                 428
             -------------------------------------
   16,350    BPB Industries PLC                             89
             -------------------------------------
   46,760    British Aerospace PLC                         361
             -------------------------------------
   28,099    British Airways PLC                           288
             -------------------------------------
   90,907    British Gas                                   551
             -------------------------------------
   27,460    British Land Co.                              241
             -------------------------------------
  134,971    British Petroleum Co. PLC                   1,785
             -------------------------------------
   37,500    British Sky Broadcasting Group PLC            268
             -------------------------------------
   46,825    British Steel PLC                              97
             -------------------------------------
  135,800    British Telecommunications PLC              1,991
             -------------------------------------
   79,845    BTR PLC, A Shares                             198
             -------------------------------------
    6,985    Burmah Castrol PLC                            124
             -------------------------------------
   58,572    Cable & Wireless PLC                          760
             -------------------------------------
   25,798    Cadbury Schweppes PLC                         357
             -------------------------------------
   28,940    Capital Shopping Centres                      170
             -------------------------------------
   18,745    Caradon PLC                                    52
             -------------------------------------
  102,975    Centrica PLC (b)                              165
             -------------------------------------
   21,044    Coats Viyella PLC                              24
             -------------------------------------
   16,392    Commercial Union PLC                          320
             -------------------------------------
    2,311    De La Rue, LTD.                                10
             -------------------------------------
   78,976    Diageo PLC                                    941
             -------------------------------------
   18,285    Elementis PLC                                  38
             -------------------------------------
   11,887    EMI Group PLC                                  93
             -------------------------------------
   67,850    General Electric Co. PLC                      526
             -------------------------------------
   28,060    GKN PLC                                       337
             -------------------------------------
   83,250    Glaxo Holdings PLC                          2,574
             -------------------------------------
   16,433    Granada Group PLC                             260
             -------------------------------------
  102,700    Grant Chester Holdings                        223
             -------------------------------------
   55,000    Great Portland Estates                        201
             -------------------------------------
   28,125    Great Universal Stores PLC                    332
             -------------------------------------
   17,835    Guardian Royal Exchange PLC                    97
             -------------------------------------
   14,029    Hanson PLC                                     72
             -------------------------------------
      900    HSBC Holdings                                  22
             -------------------------------------
   53,344    HSBC Holdings PLC                           1,262
             -------------------------------------
   21,025    Imperial Chemical Industries PLC              271
             -------------------------------------
   28,109    Ladbroke Group PLC                            130
             -------------------------------------


                                -- Continued --

Fountain Square International Equity Fund
--------------------------------------------------------------

     Shares
         or
  Principal                Security                   Market
     Amount               Description                  Value
----------- -------------------------------------- -----------
Common Stocks-- Continued
--------------------------------------------------
    5,120    Land Securities                           $    71
             -------------------------------------
   13,580    Land Securities PLC                           188
             -------------------------------------
   18,700    LASMO PLC                                      65
             -------------------------------------
   28,125    Legal & General Group PLC                     345
             -------------------------------------
  134,275    Lloyds TSB Group PLC                        1,824
             -------------------------------------
    4,683    Lonrho Africa Plc                               5
             -------------------------------------
    4,683    Lonrho PLC                                     21
             -------------------------------------
   81,950    Marks & Spencer PLC                           681
             -------------------------------------
   39,225    MEPC PLC, Registered                          305
             -------------------------------------
   32,800    National Power PLC                            281
             -------------------------------------
    1,700    National Westminster Bank                      29
             -------------------------------------
   19,512    Peninsular & Oriental Steam                   306
             Navigation Co.
             -------------------------------------
   35,142    Pilkington PLC                                 58
             -------------------------------------
   46,863    Prudential Corp. PLC                          644
             -------------------------------------
   21,779    Rank Group PLC                                120
             -------------------------------------
   32,800    Reed International PLC                        316
             -------------------------------------
   34,515    Reuters Group                                 345
             -------------------------------------
   14,025    Rexam PLC                                      54
             -------------------------------------
   28,115    Rio Tinto PLC, Registered                     320
             -------------------------------------
    7,000    RMC Group PLC                                  98
             -------------------------------------
   32,807    Royal & Sun Alliance Insurance                357
             Group PLC
             -------------------------------------
   12,547    Royal Bank of Scotland Group PLC              204
             -------------------------------------
   21,112    Safeway PLC                                   125
             -------------------------------------
   37,412    Sainsbury (J) PLC                             328
             -------------------------------------
    7,012    Schroder PLC                                  179
             -------------------------------------
   23,410    Scottish Power PLC                            228
             -------------------------------------
    4,682    Sears PLC                                      18
             -------------------------------------
   14,014    Sedgwick Group PLC                             36
             -------------------------------------
    4,682    Selfridges PLC                                 16
             -------------------------------------
   11,675    Slough Estates PLC                             57
             -------------------------------------
  137,910    SmithCline Beecham                          1,604
             -------------------------------------
   11,690    Southern Electric PLC                         106
             -------------------------------------
    1,000    Standard Charter                               11
             -------------------------------------
   11,703    T.I. Group PLC                                 84
             -------------------------------------
   32,789    Tarmac PLC                                     49
             -------------------------------------
   18,680    Taylor Woodrow PLC                             51
             -------------------------------------
  133,353    Tesco PLC                                     413
             -------------------------------------
   16,393    Thames Water PLC                              298
             -------------------------------------
   11,689    Thorn PLC                                      47
             -------------------------------------
   68,150    Unilever                                      671
             -------------------------------------
   16,345    United Utilities Group PLC                    238
             -------------------------------------
   77,239    Vodafone Group PLC                          1,072
             -------------------------------------
  143,250    Wates City Of London Properties               199
             -------------------------------------
   21,025    Zeneca Group PLC                              807
             ------------------------------------- -----------
               Total                                    32,702
             ------------------------------------- -----------
             Indonesia 0.0%
             -------------------------------------
   19,000    Mulia Industrindo                               -
             -------------------------------------
             Italy 6.5%
             -------------------------------------
   30,238    Assicurazioni Generali SpA                  1,156
             -------------------------------------
   56,100    Banca Commerciale Italiana                    424
             -------------------------------------
    5,000    Banca Fideuram SpA                             32
             -------------------------------------
    2,000    Banca Intesta Milano SpA                        6
             -------------------------------------
      500    Banca Popolare Di Bergamo                      12
             -------------------------------------
    7,000    Banca Popolare Di Milano                       61
             -------------------------------------
   58,200    Banco Ambrosiano Veneto                       346
             -------------------------------------
   20,000    Banco Di Roma SpA                              47
             -------------------------------------
   10,000    Banco Dinapoli SpA                             15
             -------------------------------------
   51,760    Benetton Group SpA                            104
             -------------------------------------
    3,400    Burgo (Cartiere) SpA                           25
             -------------------------------------
  161,250    Ciga                                          187
             -------------------------------------
   94,500    Credito Italiano (b)                          540
             -------------------------------------
   20,000    Edison SpA                                    182
             -------------------------------------
  220,000    Ente Nazional Indrocarburi SpA              1,432
             -------------------------------------
    4,500    Falck, Accia & Ferriere Lombarde               33
             -------------------------------------
  106,830    Fiat SpA                                      441
             -------------------------------------
   24,720    Fiat SpA, di risp                              59
             -------------------------------------
   25,900    Immonbilara Metanopoli                         32
             -------------------------------------
   11,000    Impregilo SpA                                   9
             -------------------------------------
   26,600    Istituto Bancario san Paolo di Torina         465
             -------------------------------------
   19,450    Istituto Mobiliare Italiano                   356
             -------------------------------------
  186,300    Istituto Nazionale delle                      592
             Assicurazioni
             -------------------------------------
    3,650    Italcementi SpA                                35
             -------------------------------------
    5,350    Italcementi SpA, di risp                       24
             -------------------------------------
   19,300    Italgas SpA                                    80
             -------------------------------------
   12,400    Magneti Marelli SpA                            28
             -------------------------------------
   33,500    Mediaset SpA                                  211
             -------------------------------------
   18,300    Mediobanca Banca SpA                          266
             -------------------------------------
   99,154    Montedison SpA                                126
             -------------------------------------
   31,500    Montedison SpA, di risp                        26
             -------------------------------------
  107,680    Olivetti Ing & Co. SpA (b)                    226
             -------------------------------------
   47,480    Parmalat Finanziaria SpA                       94
             -------------------------------------
   55,000    Pirelli SpA                                   185
             -------------------------------------
      880    R.A.S.                                          9
             -------------------------------------
   11,125    RAS Italian                                   171
             -------------------------------------
    1,600    Reno (Saffa) (b)                                6
             -------------------------------------
    7,600    Rinascente                                     73
             -------------------------------------
      250    SAI STA Asscuriatric                            2
             -------------------------------------
    6,800    Sirti SpA                                      38
             -------------------------------------
   24,000    Snia BPD SpA                                   33
             -------------------------------------
    3,700    Societa Asscuriatrice Industriale              47
             -------------------------------------
   42,500    Telecom Italia Mobile (b)                     162
             -------------------------------------
  180,000    Telecom Italia Mobile SpA                   1,201
             -------------------------------------
   22,151    Telecom Italia SpA                            131
             -------------------------------------
   95,833    Telecom Italia SpA (b)                        827
             ------------------------------------- -----------
               Total                                    10,557
             ------------------------------------- -----------
             Japan 8.6%
             -------------------------------------
   14,400    Ajinomoto Co., Inc.                           123
             -------------------------------------
   15,600    Aoki Corp. (b)                                  6
             -------------------------------------
    7,900    Asahi Bank, Ltd.                               28
             -------------------------------------
    8,000    Asahi Breweries, Ltd.                         100
             -------------------------------------
   27,000    Asahi Chemical Industry Co., Ltd.              95
             -------------------------------------
   24,800    Asahi Glass Co., Ltd.                         130
             -------------------------------------
   43,000    Bank of Tokyo-Mitsubishi, Ltd.                430
             -------------------------------------
    4,400    Bank of Yokohama, Ltd.                          9
             -------------------------------------
    8,000    Bridgestone Corp.                             194
             -------------------------------------
   11,400    Canon, Inc.                                   261
             -------------------------------------
    5,800    Casio Computer Co., Ltd.                       50
             -------------------------------------
    4,400    Chiba Bank                                     14
             -------------------------------------
    8,600    Chugai Pharmaceutical Co., Ltd.                59
             -------------------------------------
   17,000    Credit Bank of Tokyo                            6
             -------------------------------------
   11,600    Dai Nippon Printing Co., Ltd.                 185
             -------------------------------------
   10,600    Daiei, Inc.                                    30
             -------------------------------------
    8,600    Daikin Industries, Ltd.                        55
             -------------------------------------


                                -- Continued --

Fountain Square International Equity Fund
--------------------------------------------------------------


     Shares
         or
  Principal                Security                   Market
     Amount               Description                  Value
----------- -------------------------------------- -----------
Common Stocks--  Continued
--------------------------------------------------
    8,600    Daiwa House Industry Co. Ltd.             $    71
             -------------------------------------
    6,000    Daiwa Securities, Ltd.                         26
             -------------------------------------
       50    East Japan Railway Co.                        241
             -------------------------------------
    6,800    Ebara Corp.                                    58
             -------------------------------------
    3,500    Fanuc Co., Ltd.                               123
             -------------------------------------
    8,000    Fuji Bank                                      28
             -------------------------------------
    6,000    Fuji Photo Film Co., Ltd.                     222
             -------------------------------------
   20,000    Fujitsu, Ltd.                                 219
             -------------------------------------
    7,800    Furukawa Electric Co.                          26
             -------------------------------------
   12,000    Hankyu Corp.                                   47
             -------------------------------------
    8,000    Hazama Corp.                                    4
             -------------------------------------
   43,000    Hitachi, Ltd.                                 269
             -------------------------------------
   12,000    Honda Motor Co., Ltd.                         448
             -------------------------------------
    6,000    ITO-Yokado Co., Ltd.                          290
             -------------------------------------
   27,000    Japan Airlines (b)                             75
             -------------------------------------
   20,000    Japan Energy Corp. (Nikko Kyodo                22
             Co., Ltd.)
             -------------------------------------
    4,600    Joyo Bank                                      17
             -------------------------------------
    4,800    JUSCO, Ltd.                                    85
             -------------------------------------
   17,400    Kajima Corp.                                   42
             -------------------------------------
   11,100    Kansai Electric Power, Inc.                   187
             -------------------------------------
   12,000    Kao Corp.                                     198
             -------------------------------------
   14,400    Kawasaki Steel Corp.                           24
             -------------------------------------
   20,000    Kinki Nippon Railway                           90
             -------------------------------------
   18,400    Kirin Brewery Co., Ltd.                       164
             -------------------------------------
   16,400    Komatsu, Ltd.                                  82
             -------------------------------------
   24,000    Kubota Corp.                                   52
             -------------------------------------
   27,400    Kumagai Gumi Co., Ltd.                         20
             -------------------------------------
    2,500    Kyocera Corp.                                 125
             -------------------------------------
    8,600    Kyowa Hakko Kogyo Co., Ltd.                    35
             -------------------------------------
   23,800    Marubenii Corp.                                49
             -------------------------------------
    4,000    Marui Co., Ltd.                                59
             -------------------------------------
   24,000    Matsushita Electric Industrial                384
             Co., Ltd.
             -------------------------------------
   27,000    Mitsubishi Chemical Corp.                      52
             -------------------------------------
   23,000    Mitsubishi Corp.                              143
             -------------------------------------
   30,800    Mitsubishi Electric Corp.                      66
             -------------------------------------
    4,000    Mitsubishi Estate Co., Ltd.                    35
             -------------------------------------
   46,000    Mitsubishi Heavy Industries, Ltd.             171
             -------------------------------------
   16,200    Mitsubishi Material Corp.                      33
             -------------------------------------
   13,000    Mitsubishi Trust & Banking Co.                 95
             -------------------------------------
   23,800    Mitsui & Co.                                  134
             -------------------------------------
   17,400    Mitsui Engineering & Shipbuilding              15
             Co., Ltd. (b)
             -------------------------------------
    4,400    Mitsui Fudosan                                 35
             -------------------------------------
      200    Mitsui Trust & Bankings Co.                     -
             -------------------------------------
    9,600    Mitsukoshi, Ltd.                               25
             -------------------------------------
    1,000    Murata Manufacturing Co., Ltd.                 34
             -------------------------------------
    5,800    Mycal Corp.                                    40
             -------------------------------------
   16,200    NEC Corp.                                     150
             -------------------------------------
   18,400    New Oji Paper Co.                              77
             -------------------------------------
    8,600    NGK Insulators, Ltd.                           77
             -------------------------------------
   10,600    Nippon Denso, Ltd.                            176
             -------------------------------------
    8,600    Nippon Express Co., Ltd.                       47
             -------------------------------------
    8,600    Nippon Fire & Marine Insurance                 34
             -------------------------------------
   49,800    Nippon Kokan                                   50
             -------------------------------------
    8,600    Nippon Light Metal Co.                         10
             -------------------------------------
    8,600    Nippon Meat Packers, Inc.                     102
             -------------------------------------
   24,800    Nippon Oil Co., Ltd.                           77
             -------------------------------------
   94,800    Nippon Steel Corp.                            165
             -------------------------------------
      126    Nippon Telegraph & Telephone                1,092
             Corp.
             -------------------------------------
   24,000    Nippon Yusen Kabushiki Kaisha                  73
             -------------------------------------
   31,600    Nissan Motors Co., Ltd.                       105
             -------------------------------------
    6,000    Nomura Securities Co., Ltd.                    70
             -------------------------------------
   10,400    Odakyu Electric Railway                        31
             -------------------------------------
   37,200    Osaka Gas Co., Ltd.                            86
             -------------------------------------
    8,600    Penta-Ocean Construction Co., Ltd.             18
             -------------------------------------
    4,000    Pioneer Electronic Corp.                       72
             -------------------------------------
    2,000    Rohm Co.                                      216
             -------------------------------------
   31,000    Sakura Bank                                    72
             -------------------------------------
    7,800    Sankyo Co., Ltd.                              175
             -------------------------------------
   23,000    Sanwa Bank, Ltd.                              196
             -------------------------------------
   24,000    Sanyo Electric Co.                             71
             -------------------------------------
    3,800    Secom Co., Ltd.                               222
             -------------------------------------
    1,800    Sega Enterprise, Ltd.                          30
             -------------------------------------
    8,600    Sekisui House, Ltd.                            66
             -------------------------------------
   16,200    Sharp Corp.                                   119
             -------------------------------------
    4,000    Shimano, Inc.                                  98
             -------------------------------------
   12,600    Shimizu Construction                           35
             -------------------------------------
    4,800    Shin-Etsu Chemical Co.                         80
             -------------------------------------
    4,800    Shiseido Co., Ltd.                             52
             -------------------------------------
    4,400    Shizuoka Bank                                  43
             -------------------------------------
   16,400    Shon Denko KK                                  17
             -------------------------------------
    4,300    Sony Corp.                                    366
             -------------------------------------
    7,000    Sumitomo Bank, Ltd.                            66
             -------------------------------------
   31,600    Sumitomo Chemical Co., Ltd.                    95
             -------------------------------------
   17,200    Sumitomo Corp.                                 87
             -------------------------------------
   12,400    Sumitomo Electric Industries                  124
             -------------------------------------
    1,000    Sumitomo Forestry Co., Ltd.                     5
             -------------------------------------
    8,600    Sumitomo Metal & Mining                        35
             -------------------------------------
   31,600    Sumitomo Metal Industries                      47
             -------------------------------------
    8,600    Sumitomo Osaka Cement Co.                      12
             -------------------------------------
   18,400    Taisei Construction                            36
             -------------------------------------
    5,800    Taisho Pharmaceutical Co.                     117
             -------------------------------------
   11,000    Taiyo Yuden Co., Ltd.                         121
             -------------------------------------
   11,400    Takeda Chemical Industries                    293
             -------------------------------------
   18,400    Teijin, Ltd.                                   52
             -------------------------------------
   11,600    Tobu Railway Co., Ltd.                         29
             -------------------------------------
    5,800    Tohoku Electric Power Co., Inc.                82
             -------------------------------------
      800    Tokai Bank                                      4
             -------------------------------------
   27,000    Tokio Marine Fire Insurance Co.               273
             -------------------------------------
   14,200    Tokyo Electric Power                          267
             -------------------------------------
    3,000    Tokyo Electron, Ltd.                           83
             -------------------------------------
   34,600    Tokyo Gas, Ltd.                                73
             -------------------------------------
   14,400    Tokyu Corp.                                    40
             -------------------------------------
   11,600    Toppan Printing Co., Ltd.                     134
             -------------------------------------
   27,100    Toray Industries, Inc.                        131
             -------------------------------------
    8,600    Toto, Ltd.                                     52
             -------------------------------------
   18,400    Toyobo, Ltd.                                   23
             -------------------------------------
   35,000    Toyota Motor Corp.                            861
             -------------------------------------
   16,400    Ube Industries, Inc.                           22
             -------------------------------------
   10,000    Yokogawa Electric                              54
             ------------------------------------- -----------
               Total                                    14,023
             ------------------------------------- -----------


                                -- Continued --

Fountain Square International Equity Fund
--------------------------------------------------------------

     Shares
         or
  Principal                Security                   Market
     Amount               Description                  Value
-----------  ------------------------------------- -----------
Common Stocks-- Continued
--------------------------------------------------
             Netherlands 5.4%
             -------------------------------------
   30,663    ABN Amro Holdings NV                      $   804
             -------------------------------------
    6,200    Akzo NV                                       316
             -------------------------------------
   11,600    Elsevier NV                                   184
             -------------------------------------
    1,505    Getronics                                      84
             -------------------------------------
    6,250    Heineken NV                                   284
             -------------------------------------
   20,809    ING Groep NV                                1,574
             -------------------------------------
    1,493    KLM Royal Dutch Airlines NV                    64
             -------------------------------------
   10,016    Koninklijke Ahold NV                          309
             -------------------------------------
      427    Koninklijke Hoogovens NV                       19
             -------------------------------------
    2,100    Koninklijke KNP BT NV                          51
             -------------------------------------
   14,002    Konninklijke KNP NV                           615
             -------------------------------------
      500    Nedlloyd Groep NV                              10
             -------------------------------------
    1,308    Oce Van Grinten                                58
             -------------------------------------
    6,800    Philips Electronics NV                        551
             -------------------------------------
    6,140    Rodamco                                       159
             -------------------------------------
   41,400    Royal Dutch Petroleum Co.                   2,115
             -------------------------------------
   14,002    Tnt Post Group                                335
             -------------------------------------
    8,420    Uni-Invest                                    131
             -------------------------------------
   12,300    Unilever NV                                   880
             -------------------------------------
      888    Verenigde Machinefabrieken Stork NV            28
             -------------------------------------
    1,467    Wolters Kluwer NV CVA                         220
             ------------------------------------- -----------
               Total                                     8,791
             ------------------------------------- -----------
             Norway 0.3%
             -------------------------------------
   42,700    Choice Hotels                                 130
             -------------------------------------
   16,400    Christiania Bank                              104
             -------------------------------------
   19,000    Den Norske Bank AS                             80
             -------------------------------------
   20,270    Linstow, Series A                             140
             -------------------------------------
       55    NCL Holding, Series A (b)                       -
             ------------------------------------- -----------
               Total                                       454
             ------------------------------------- -----------
             Portugal 1.8%
             -------------------------------------
   12,879    Banco Commercial                              415
             -------------------------------------
    5,700    Banco Espirito Santo                          206
             -------------------------------------
    6,560    Banco Pinto Sotto                             149
             -------------------------------------
    5,400    Banco Portugues Investmento                   213
             -------------------------------------
      500    Cie De Seguros Tranquilidad                    19
             -------------------------------------
    4,800    Cimpor Cimentos                               174
             -------------------------------------
      200    Corporacao Industrial Do Norte                 15
             -------------------------------------
    1,100    Cortileira Amorin SA                           22
             -------------------------------------
   21,000    Electricidade De Portugal                     494
             -------------------------------------
      400    Engil Sociedade Gestora                         4
             -------------------------------------
      900    Inapa                                          11
             -------------------------------------
    6,050    Jeronimo Martins                              319
             --------------------------------------
    5,100    Portucel Industrial                            39
             --------------------------------------
   11,000    Portugal Telecom                              632
             --------------------------------------
      700    Sociedade De Construcoes Soares                 6
             DaCosta SA (b)
             --------------------------------------
    2,400    Sonae                                         130
             --------------------------------------
      700    Unicer                                         15
             ------------------------------------- -----------
               Total                                     2,863
             ------------------------------------- -----------
             Singapore 0.0%
             -------------------------------------
    4,000    Inchcape Marketing Services (b)                 1
             -------------------------------------
      960    OCBC - Foreign (b)                              3
             -------------------------------------
      200    Robinson & Co.                                  -
             -------------------------------------
      100    Shangri-La Hotel, Ltd.                          -
             -------------------------------------
      510    Singapore Press Holdings                        4
             ------------------------------------- -----------
               Total                                         8
             ------------------------------------- -----------
             Spain 5.4%
             -------------------------------------
    1,285    Acerinox SA                                    29
             -------------------------------------
    8,698    Acesa Autopista                               125
             -------------------------------------
      400    Alba                                           48
             -------------------------------------
   19,200    Argentaria Corporation                        467
             -------------------------------------
    1,200    Azucarera Ebro                                 33
             -------------------------------------
   77,400    Banco Bilbao Vizcaya                        1,461
             -------------------------------------
      300    Banco Popular                                  24
             -------------------------------------
      200    Bankinter SA                                    7
             -------------------------------------
   13,900    Bco Cent Hispanoamer                          524
             -------------------------------------
    1,800    Bco Espanol De Credito                         29
             -------------------------------------
   40,000    Bco Santander SA                            1,131
             -------------------------------------
    1,580    Corporacion Mapfre                             57
             -------------------------------------
    1,400    Dragados & Construcciones SA                   43
             -------------------------------------
      550    Empresa Nacional de Celulosas SA               10
             -------------------------------------
   37,300    Endesa-Empresa Nac Elec.                      822
             -------------------------------------
    4,100    Ercros SA (b)                                   5
             -------------------------------------
    1,600    Fomento De Construction                        78
             -------------------------------------
    5,400    Gas Natural SDG SA                            435
             -------------------------------------
   32,400    Iberdrola SA                                  513
             -------------------------------------
    1,124    Inmobiliaria Metro                             31
             -------------------------------------
   10,600    Repsol SA                                     577
             -------------------------------------
    1,631    Sociedade General De Aguas                     93
             D'Barcelona SA
             -------------------------------------
    4,500    Tabacalera                                     99
             -------------------------------------
   36,327    Telefonica De Espana                        1,774
             -------------------------------------
    7,100    Union Electrica Fenosa SA                     102
             -------------------------------------
    2,300    Uralita SA                                     30
             -------------------------------------
   15,027    Vallehermoso SA                               177
             -------------------------------------
      500    Viscofan Envolturas Celulosicas                24
             -------------------------------------
    2,164    Zardoya Otis                                   67
             ------------------------------------- -----------
               Total                                     8,815
             ------------------------------------- -----------
             Sweden 3.4%
             -------------------------------------
   13,900    ABB AB, Series A                              194
             -------------------------------------
    5,800    ABB AB, Series B                               81
             -------------------------------------
    3,300    AGA AB, Series A                               53
             -------------------------------------
   17,120    Asticus AB                                    192
             -------------------------------------
   27,566    Astra AB, Series A                            532
             -------------------------------------
    6,600    Astra, Series B                               121
             -------------------------------------
    2,700    Atlas Copco AB, Series A                       69
             -------------------------------------
    1,400    Atlas Copco, Series B                          36
             -------------------------------------
   16,550    Castellum Intl. Ltd.                          192
             -------------------------------------
   19,900    Diligentia AB                                 169
             -------------------------------------
    6,400    Electrolux AB, Series B                       102
             -------------------------------------
   39,700    Ericsson LM, Series B                       1,117
             -------------------------------------
    9,800    Foereningssparbanken                          293
             -------------------------------------
    4,300    Hennes & Mauritz AB, Series B                 308
             -------------------------------------
    2,200    Netcom, Series B                              100
             -------------------------------------
    9,500    Nordbanken Holding AB                          68
             -------------------------------------
    1,800    OM Gruppen AB                                  36
             -------------------------------------
    5,900    Piren AB                                       54
             -------------------------------------
    1,700    Sandvik                                        45
             -------------------------------------
    4,100    Sandvik, Series A                             108
             -------------------------------------


                                -- Continued --

Fountain Square International Equity Fund
--------------------------------------------------------------


     Shares
         or
  Principal                Security                   Market
     Amount               Description                  Value
------------ ------------------------------------- -----------
Common Stocks-- Continued
--------------------------------------------------
       50    Scancem AB, Series A                      $     2
             -------------------------------------
    1,700    Securitas AB, Series B                         90
             -------------------------------------
   10,700    Skandia Forsakring                            183
             -------------------------------------
   16,900    Skandinaviska Enskilda Banken,                293
             Class A
             -------------------------------------
    2,600    Skanska AB, Series B                          120
             -------------------------------------
    1,800    SKF AB, Series B                               29
             -------------------------------------
    2,500    SSAB Swedish Steel                             37
             -------------------------------------
    6,400    Stora Kopparbergs Bergslag                     90
             Aktiebolag, Series A
             -------------------------------------
    4,600    Svenska Cellulosa AB, Series B                118
             -------------------------------------
    6,100    Svenska Handelsbanken, Class A                294
             -------------------------------------
      200    Svenska Handelsbanken, Series B                 9
             -------------------------------------
    6,150    Tornet Fastighets AB                           98
             -------------------------------------
    3,100    Trelleborg AB, Series B                        38
             -------------------------------------
    3,100    Volvo AB, Series A                             93
             -------------------------------------
    6,400    Volvo AB, Series B                            198
             -------------------------------------
    1,500    Wm Data Nordik, Series B                       54
             ------------------------------------- -----------
               Total                                     5,616
             ------------------------------------- -----------
             Switzerland 8.2%
             -------------------------------------
      220    ABB AB, Bearer                                326
             -------------------------------------
      420    Addecco SA                                    222
             -------------------------------------
      135    Alusuisse-Lonza Holding, Registered           165
             -------------------------------------
       20    Banca Del Gottardo                             18
             -------------------------------------
       10    Banque Cantonale                                4
             -------------------------------------
    6,200    Credit Suisse Group, Registered             1,562
             -------------------------------------
       75    George Fischer, Registered                     30
             -------------------------------------
      160    Holderbank Financiere Glarus AG               207
             -------------------------------------
      890    Nestle SA, Registered                       1,849
             -------------------------------------
    1,450    Novartis AG, Registered                     2,446
             -------------------------------------
       37    Roche Holdings AG                             590
             -------------------------------------
      157    Roche Holdings AG, Genuss                   1,691
             -------------------------------------
      375    Sairgroup                                     117
             -------------------------------------
      115    SMH Swiss Corp.                                85
             -------------------------------------
       43    Societe Generale                               75
             -------------------------------------
       85    Sulzer AG, Registered                          66
             -------------------------------------
      330    Swiss Reinsurance Co., Registered             894
             -------------------------------------
    4,838    UBS AG, Registered                          2,100
             -------------------------------------
      150    Valora Holding AG, Registered                  47
             -------------------------------------
       10    Vontobel Holdings                              17
             -------------------------------------
    1,075    Zurich Allied AG                              844
             ------------------------------------- -----------
               Total                                    13,355
             ------------------------------------- -----------
             Thailand 0.0%
             -------------------------------------
    8,700    CMIC Finance & Securities Co., Ltd.             -
             -------------------------------------
   13,300    Finance One PLC (b)                             -
             -------------------------------------
   14,500    General Finance & Securities Co.,               -
             Ltd.
             -------------------------------------
   12,469    Land & House                                    2
             -------------------------------------
   25,200    TPI Polene Co., Ltd.                            2
             -------------------------------------
    9,100    Univest Land Public Co., Ltd. (b)               -
             ------------------------------------- -----------
               Total                                         4
             ------------------------------------- -----------
             United States 0.0%
             -------------------------------------
   26,666    Asia Food & Property (b)                        4
             ------------------------------------- -----------
               Total Common Stocks                     132,927
             ------------------------------------- -----------
Preferred Stocks 0.5%
--------------------------------------------------
             Australia 0.1%
             -------------------------------------
   20,951    News Corp., Ltd.                              133
             -------------------------------------
             Germany 0.3%
             -------------------------------------
      725    SAP AG                                        537
             -------------------------------------
    1,550    Volkswagen                                    103
             ------------------------------------- -----------
               Total                                       640
             ------------------------------------- -----------
             Italy 0.1%
             -------------------------------------
   37,750    Fiat SpA (b)                                   92
             ------------------------------------- -----------
               Total Preferred Stocks                      865
             ------------------------------------- -----------
Warrants and Rights 0.0%
--------------------------------------------------
             France 0.0%
             -------------------------------------
    3,255    Cie Generale Des Eaux Warrants (b)              6
             -------------------------------------
        8    Sodexho SA Warrants (b)                         3
             ------------------------------------- -----------
               Total                                         9
             ------------------------------------- -----------

             Germany 0.0%
             -------------------------------------
    1,367    Muenchener Ruekver AG Right (b)                10
             -------------------------------------
             Hong Kong 0.0%
             -------------------------------------
    5,750    Hong Kong & China Gas Warrants (b)              -
             -------------------------------------
    3,200    Hysan Development Company Warrants (b)          -
             --------------------------------------
             Italy 0.0%
             --------------------------------------
    2,400    Mediobanca/Rinascenter Warrants (b)             5
             --------------------------------------
    1,600    Mediobanca/Rinascenter Warrants (b)             2
             ------------------------------------- -----------
               Total                                         7
             ------------------------------------- -----------
             Portugal 0.0%
             --------------------------------------
    6,560    Banco Pinto Sotto Right (b)                     2
             --------------------------------------
      400    Engil-Sgps Bond Right (b)                       -
             --------------------------------------
      400    Engil-Sgps Equity Right (b)                     -
             ------------------------------------- -----------
               Total                                         2
             ------------------------------------- -----------
             Singapore 0.0%
             --------------------------------------
    6,250    Straight Steamship Warrants (b)                 -
             --------------------------------------
             Spain 0.0%
             --------------------------------------
   40,000    Bco Santander SA Right (b)                      2
             --------------------------------------
             Thailand 0.0%
             --------------------------------------
    1,290    National Finance & Security Warrants            -
             (b)
             -------------------------------------
             United States 0.0%
             -------------------------------------
    2,000    Asia Food & Property Warrants (b)               -
             ------------------------------------- -----------
                Total Warrants and Rights                   30
             ------------------------------------- -----------
Convertible Securities 0.0%
--------------------------------------------------
             France 0.0%
             -------------------------------------
      325    Sanofia, Convertible Bond, 4.00%,               -
             1/1/00
             -------------------------------------
      277    Simco, Convertible Bond, 3.25%,1/1/06           1
             ------------------------------------- -----------
               Total                                         1
             ------------------------------------- -----------
             Portugal 0.0%
             -------------------------------------
      960    Jeronimo Martins, Convertible Bond,
             12/30/04                                        5
             ------------------------------------- -----------
               Total Convertible Securities                  6
             ------------------------------------- -----------
Corporate Bonds 0.0%
--------------------------------------------------
             France 0.0%
             -------------------------------------
      426    Casino Guichard, 4.50%, 7/12/01                 -
             -------------------------------------
   40,000    Sodexho SA, 6.00%, 6/7/04                       7
             -------------------------------------
             Italy 0.0%
             -------------------------------------
12,800,000   Mediobanca, 4.50%, 1/1/00                       8
             ------------------------------------- -----------
               Total Corporate Bonds                        15
             ------------------------------------- -----------


                                 -- Continued --

Fountain Square International Equity Fund
--------------------------------------------------------------

     Shares
         or
  Principal                Security                   Market
     Amount               Description                  Value
----------- -------------------------------------- -----------

Repurchase Agreements 7.2%
--------------------------------------------------
             United States 7.2%
             -------------------------------------
$11,836,000  Warburg/Dillion, 5.55%, dated
             7/31/98, due 8/3/98 (at amortized
             cost) collaterized by U.S. Treasury
             Bond, 8.00% due 11/15/21 with a
             value of $12,093,000.                    $ 11,836
             ------------------------------------- -----------
             Total Repurchase Agreements                11,836
             ------------------------------------- -----------
             Total Investments (Cost $110,708)
             (a) - 89.1%                               145,679
             -------------------------------------
             Other assets in excess of
             liabilities -- 10.9%                       17,909
             ------------------------------------- -----------
             TOTAL NET ASSETS - 100.0%                $163,588
             ------------------------------------- -----------

Percentages indicated are based on net assets of $163,588.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax purposes of $2,774 and by the amount of market to market adjustments for passive foreign investment companies of $1,532. The net unrealized appreciation of investments on federal tax basis amounts to $30,665 which is composed of $36,337 appreciation and $5,672 depreciation at July 31, 1998.

(b) Non-income producing security.

At July 31, 1998, International Equity Fund's investment concentration, by industry, were as follows:


Automotive                     3.0%
Business & Financial Services 20.3%
Chemicals                      1.6%
Electrical                     2.3%
Food                           3.6%
Insurance                      9.6%
Oil & Gas Producers            7.8%
Pharmaceuticals                7.5%
Real Estate                    2.0%
Retail                         1.3%
Telecommunications            10.7%
Other                         30.3%



       (See Notes which are an integral part of the Financial Statements)

Fountain Square Bond Fund For Income
Schedule of Portfolio Investments
July 31, 1998
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------


     Shares
         or
  Principal                Security                 Market
     Amount               Description                Value
------------ ------------------------------------ -----------

Asset Backed Securities -- 2.7%
--------------------------------------------------
             Financial -- 2.7%
--------------------------------------------------
   $5,000    GE Capital Management, 6.94%,
             3/25/27                                    $5,060
             ------------------------------------- -----------
             Total Asset Backed Securities               5,060
             ------------------------------------- -----------

Corporate Bonds -- 39.2%
--------------------------------------------------
             Chemicals -- 2.7%
             -------------------------------------
    5,000    Engelhard Corp., 7.00%, 8/1/01              5,127
             -------------------------------------
             Financial -- 26.0%
             -------------------------------------
    5,000    American General Finance Corp.,
             7.25%, 4/15/00                              5,099
             -------------------------------------
    5,000    Chrysler Corp., Medium Term Note,
             6.37%, 6/21/99                              5,018
             -------------------------------------
    5,000    DLJ, Medium Term Note, 6.38%,
             5/26/00                                     5,032
             -------------------------------------
    5,000    First Data Corp., 6.38%, 12/15/07           5,051
             -------------------------------------
    5,000    Ford Motor Credit Corp., 7.75%,
             10/1/99                                     5,092
             -------------------------------------
    5,000    Lehman Brothers, Inc., 6.63%,
             2/15/08                                     5,024
             -------------------------------------
    8,000    Reliastar Financial, 7.13%, 3/1/03          8,297
             -------------------------------------
    5,000    Shawmut National, 7.20%, 4/15/03            5,211
             -------------------------------------
    5,000    Southern National Corp., 7.05%,
             5/23/03                                     5,166
             ------------------------------------- -----------
               Total                                    48,990
             ------------------------------------- -----------
             Food -- 2.7%
             -------------------------------------
    5,000    Supervalue, Medium Term Note,
             6.64%, 6/9/06                               5,017
             -------------------------------------
             Manufacturing -- 2.7%
             -------------------------------------
    5,000    Tyco International, Ltd., 6.38%,
             1/15/04                                     5,045
             -------------------------------------
             Telecommunications -- 2.7%
             -------------------------------------
    5,000    British Telecommunications, Inc.,
             9.38%, 2/15/99                              5,089
             -------------------------------------
             Utilities -- 2.4%
             -------------------------------------
    3,500    Arizona Public Service, 5.75%,
             9/15/00                                     3,486
             ------------------------------------- -----------
    1,000    Southern New England, 8.00%,                1,062
             11/20/01
             ------------------------------------- -----------
               Total                                     4,548
             ------------------------------------- -----------
             Total Corporate Bonds                      73,816
             ------------------------------------- -----------

U.S. Government Securities -- 52.6%
--------------------------------------------------
             U.S. Government Agencies -- 6.9%
             -------------------------------------
    8,000    FHLB, 6.06%, 3/25/02                        8,009
             ------------------------------------- -----------
    5,000    FNMA, 6.32%, 5/21/03                        4,995
             ------------------------------------- -----------
               Total                                    13,004
             ------------------------------------- -----------

             U.S. Treasury Notes -- 45.7%
             -------------------------------------
    5,000    5.88%, 1/31/99                              5,011
             -------------------------------------
    8,500    5.63%, 11/30/99                             8,511
             -------------------------------------
    2,500    6.13%, 7/31/00                              2,530
             -------------------------------------
    4,000    5.38%, 2/15/01 (b)                          3,988
             -------------------------------------
    4,000    7.75%, 2/15/01                              4,210
             -------------------------------------
   11,500    6.13%, 12/31/01                            11,701
             -------------------------------------
   13,000    5.88%, 9/30/02                             13,142
             -------------------------------------
   15,000    5.75%, 8/15/03 (b)                         15,136
             -------------------------------------
   21,000    6.13%, 8/15/07 (b)                         21,781
             ------------------------------------- -----------
               Total                                    86,010
             ------------------------------------- -----------
             Total U.S. Government Securities           99,014
             ------------------------------------- -----------

Repurchase Agreement -- 3.7%
--------------------------------------------------
    7,056    Warburg/Dillion, 5.55%, dated               7,056
             7/31/98, due 8/3/98 (at amortized
             cost), collateralized by U.S. Treasury
             Bond, 8.00%, due 11/15/21 with a
             value of $7,210.
             -------------------------------------
Short Term Securities Purchased with Collateral -- 0.1%
--------------------------------------------------
             Repurchase Agreements -- 0.1%
             -------------------------------------
      152    Morgan Stanley, 5.63%, dated                  152
             7/31/98, due 8/3/98 (at amortized
             cost), collateralized by U.S. Treasury
             Bills, due 1/21/99 with a value
             of $157.
             ------------------------------------- -----------
             Total Short Term Securities                   152
             Purchased with Collateral
             ------------------------------------- -----------
             Total Investments (Cost $183,903)
             (a) -- 98.3%                              185,098
             -------------------------------------
             Other assets in excess of
             liabilities -- 1.7%                         3,203
             ------------------------------------- -----------
             TOTAL NET ASSETS -- 100.0%               $188,301
             ------------------------------------- -----------

Percentages indicated are based on net assets of $188,301.

(a) Represents cost for financial reporting and federal tax purposes. The net unrealized appreciation of investments on federal tax basis amounts to $1,195, which is composed of $1,326 appreciation and $131 depreciation at July 31, 1998.

(b) All or part of this security has been loaned at July 31, 1998.



       (See Notes which are an integral part of the Financial Statements)

Fountain Square Quality Bond Fund
Schedule of Portfolio Investments
July 31, 1998
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

     Shares
         or
  Principal                Security                                    Market
     Amount               Description                                   Value
  ---------------------------------------------------------------- -------------

Asset Backed Securities -- 1.9%
------------------------------------------------------------------
             Financial -- 1.9%
             -----------------------------------------------------
 $  2,000    GE Capital Management, 6.94%, 3/25/27                     $  2,024
             ----------------------------------------------------- -------------
               Total Asset Backed Securities                              2,024
             ----------------------------------------------------- -------------
Corporate Bonds -- 28.2%
------------------------------------------------------------------
             Entertainment & Leisure -- 3.6%
             -----------------------------------------------------
    4,000    Carnival Cruise, 6.15%, 4/15/08                              3,942
             -----------------------------------------------------
             Financial -- 7.0%
             -----------------------------------------------------
    1,000    Ford Motor Credit Corp., Floating Rate Note,
             11/9/98, (5.66%, 8/10/98) (b)                                1,000
             -----------------------------------------------------
    4,000    Provident Cos, Inc., 6.38%, 7/15/05                          3,954
             -----------------------------------------------------
    2,500    Shawmut National, 7.20%, 4/15/03                             2,605
             ----------------------------------------------------- -------------
               Total                                                      7,559
             ----------------------------------------------------- -------------
             Manufacturing -- 14.6%
             -----------------------------------------------------
    4,000    General Motors, 6.25%, 5/1/05                                4,011
             -----------------------------------------------------
    5,000    Hasbro, 6.15%, 7/15/08                                       4,969
             -----------------------------------------------------
    5,000    Honeywell, 7.00%, 3/15/07                                    5,252
             -----------------------------------------------------
    1,500    IBP, Inc., Debenture, 6.13%, 2/1/06                          1,498
             ----------------------------------------------------- -------------
               Total                                                     15,730
             ----------------------------------------------------- -------------
             Utility -- 3.0%
             -----------------------------------------------------
    3,250    Arizona Public Service, 5.75%, 9/15/00                       3,237
             ----------------------------------------------------- -------------
             Total Corporate Bonds                                       30,468
             ----------------------------------------------------- -------------
Mortgage Backed Securities -- 30.4%
------------------------------------------------------------------
             U.S. Government Agencies -- 30.4%
             -----------------------------------------------------
        5    FHLMC, 9.50%, 10/1/02, Pool #38-0009, CMO                        5
             -----------------------------------------------------
       12    FHLMC, 8.00%, 8/1/08, Pool #27-2525, CMO                        12
             -----------------------------------------------------
   11,902    FNCL, 6.50%, 2/1/28, Pool #417392                           11,841
             -----------------------------------------------------
    3,721    FNMA, 7.00%, 7/18/27                                         3,640
             -----------------------------------------------------
    1,349    GNMA, 7.50%, 8/15/27, Pool #449006                           1,388
             -----------------------------------------------------
   11,688    GNMA, 7.50%, 9/15/27, Pool #451459                          12,029
             -----------------------------------------------------
    3,992    GNMA, 6.50%, 5/15/28, Pool #449546                           3,980
             ----------------------------------------------------- -------------
             Total Mortgage Backed Securities                            32,895
             ----------------------------------------------------- -------------
U.S. Government Securities -- 32.2%
------------------------------------------------------------------
             U.S. Government Agencies -- 4.3%
             -----------------------------------------------------
    4,500    FHLMC, 6.28%, 3/6/06                                         4,629
             -----------------------------------------------------
             U.S. Treasury Bonds -- 11.3%
             -----------------------------------------------------
   11,000    6.63%, 2/15/27 (c)                                          12,289
             -----------------------------------------------------
             U.S. Treasury Notes -- 16.6%
             -----------------------------------------------------
   11,000    5.63%, 11/30/99                                             11,013
             -----------------------------------------------------
    4,000    5.50%, 2/28/03                                               3,990
             -----------------------------------------------------
    3,000    5.75%, 8/15/03 (c)                                           3,027
             ----------------------------------------------------- -------------
               Total                                                     18,030
             ----------------------------------------------------- -------------
             Total U.S. Government Securities                            34,948
             ----------------------------------------------------- -------------
Repurchase Agreement -- 6.0%
------------------------------------------------------------------
    6,484    Warburg/Dillion, 5.55%, dated 7/31/98, due 8/3/98            6,484
             (at amortized cost), collateralized by U.S.
             Treasury Bond, 8.00%, due 11/15/21 with a value
             of $6,625.
             -----------------------------------------------------
Short Term Securities Purchased with Collateral -- 1.9%
------------------------------------------------------------------
             Repurchase Agreement -- 1.9%
             -----------------------------------------------------
    2,049    Morgan Stanley, 5.63%, dated 7/31/98, due 8/3/98             2,049
             (at amortized cost), collateralized by U.S.
             Treasury Bills, due 1/21/99 with a value of $2,101.
             ----------------------------------------------------- -------------
             Total Short Term Securities Purchased with Collateral        2,049
             ----------------------------------------------------- -------------
             Total Investments (Cost $108,408) (a) -- 100.6%            108,868
             -----------------------------------------------------
             Liabilities in excess of other assets -- (0.6)%               (675)
             ----------------------------------------------------- -------------
             TOTAL NET ASSETS - 100.0%                                 $108,193
             ----------------------------------------------------- -------------

Percentages indicated are based on net assets of $108,193.

(a) Represents cost for financial reporting and federal tax purposes. The net unrealized appreciation of investments on federal tax basis amounts to $460, which is composed of $694 appreciation and $234 depreciation at July 31, 1998.

(b) Current rate and next reset date shown.

(c) All or part of this security has been loaned at July 31, 1998.

The following abbreviations are used in this portfolio:

CMO - Collateralized Mortgage Obligation


       (See Notes which are an integral part of the Financial Statements)

Fountain Square U.S. Government Securities Fund
Schedule of Portfolio Investments
July 31, 1998
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

     Shares
         or
  Principal                Security                                    Market
     Amount               Description                                   Value
  ----------------------------------------------------------------- ------------

U.S. Government Securities -- 97.4%
-------------------------------------------------------------------
             Mortgage Backed Securities -- 12.4%
             ------------------------------------------------------
   $1,190    FNMA, 6.00%, 6/1/01                                        $ 1,188
             ------------------------------------------------------
    3,993    FNMA, 6.00%, 10/1/04                                         3,983
             ------------------------------------------------------ -----------
               Total                                                      5,171
             ------------------------------------------------------ -----------
             U.S. Government Agencies -- 27.6%
             ------------------------------------------------------
    1,000    FHLB, 6.29%, 12/23/02 (Callable 12/23/99 @ 100)              1,001
             ------------------------------------------------------
    2,000    FHLB, 6.00%, 4/23/04 (Callable 4/23/99 @ 100)                1,985
             ------------------------------------------------------
      500    FHLMC, 6.70%, 10/9/02 (Callable 10/9/98 @ 100)                 501
             ------------------------------------------------------
    2,000    FNMA, 5.78%, 2/12/03 (Callable 2/12/01 @ 100)                1,984
             ------------------------------------------------------
    3,000    FNMA, 6.75%, 7/26/04 (Callable 7/26/00 @ 100)                3,041
             ------------------------------------------------------
    2,000    FNMA, 6.29%, 5/9/05 (Callable 5/9/01 @ 100)                  2,007
             ------------------------------------------------------
    1,000    FNMA, 6.38%, 7/20/05 (Callable 7/20/99 @ 100)                  994
             ------------------------------------------------------ -----------
               Total                                                     11,513
             ------------------------------------------------------ -----------
             U.S. Treasury Notes -- 57.4%
             ------------------------------------------------------
    5,600    5.88%, 11/30/01                                              5,654
             ------------------------------------------------------
    5,000    6.25%, 1/31/02, (b)                                          5,108
             ------------------------------------------------------
    5,000    6.25%, 6/30/02                                               5,117
             ------------------------------------------------------
    7,000    5.75%, 11/30/02                                              7,046
             ------------------------------------------------------
    1,000    5.50%, 2/28/03                                                 998
             ------------------------------------------------------ -----------
               Total                                                     23,923
             ------------------------------------------------------ -----------
             Total U.S. Government Securities                            40,607
             ------------------------------------------------------ -----------
Repurchase Agreement -- 1.8%
-------------------------------------------------------------------
      734    Warburg/Dillion, 5.55%, dated 7/31/98, due 8/3/98              734
             (at amortized cost), collateralized by U.S. Treasury
             Bond, 8.00%, due 11/15/21 with a value of $750.
             ------------------------------------------------------ -----------
             Total Investments (Cost $40,930) (a) -- 99.2%               41,341
             ------------------------------------------------------
             Other assets in excess of liabilities -- 0.8%                  327
             ------------------------------------------------------ -----------
             TOTAL NET ASSETS-- 100.0%                                  $41,668
             ------------------------------------------------------ -----------

Percentages indicated are based on net assets of $41,668.

(a) Represents cost for financial reporting and federal tax purposes. The net unrealized appreciation of investments on federal tax basis amounts to $411, which is composed of $434 appreciation and $23 depreciation at July 31, 1998.

(b) All or part of this security has been loaned at July 31, 1998.



       (See Notes which are an integral part of the Financial Statements)

Fountain Square Municipal Bond Fund
Schedule of Portfolio Investments
July 31, 1998
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

     Shares
         or
  Principal                Security                  Market
     Amount               Description                 Value
-----------  ------------------------------------- ----------

Municipal Bonds -- 93.9%
--------------------------------------------------
             Arizona -- 4.2%
             -------------------------------------
   $2,000    Mesa Utility System, Revenue, 4.75%,
             7/1/13 (Callable 7/1/08 @ 100) MBIA     $  1,958
             -------------------------------------
    1,000    Phoenix, GO, 5.80%, 7/1/07
             (Callable 7/1/05 @ 102)                    1,097
             -------------------------------------
    2,000    Pima, 4.50%, 7/1/12
             (Callable 7/1/08 @ 101) MBIA               1,928
             ------------------------------------- ----------
                Total                                   4,983
             ------------------------------------- ----------

             California -- 1.6%
             -------------------------------------
    2,000    Yuba County, Water Agency, Revenue,
             4.00%, 3/1/16 (Callable 9/1/98
             @ 100), MBIA                               1,879
             ------------------------------------- ----------
             Colorado -- 1.7%
             -------------------------------------
    2,000    South Sub Park Dist Co., 5.00%,
             12/15/13 (Callable @ 12/15/08
             @ 101) FGIC                                2,000
             ------------------------------------- ----------
             Florida -- 3.0%
             -------------------------------------
    2,455    Escambie County, Revenue, 4.60%,
             1/1/07 AMBAC                               2,482
             -------------------------------------
    1,000    Volusia County School District, GO,
             5.88%, 8/1/00, FGIC                        1,039
             ------------------------------------- ----------
                Total                                   3,521
             ------------------------------------- ----------
             Illinois -- 5.7%
             -------------------------------------
    1,000    Chicago, GO, 5.40%, 1/1/09
             (Callable 1/1/04 @ 102) FGIC               1,047
             -------------------------------------
    1,000    Chicago Park, GO, 5.20%, 1/1/09
             (Callable 1/1/06 @ 102) FGIC               1,041
             -------------------------------------
    2,000    Kane, Cook & Dupage, 5.00%,
             1/1/14 (Callable 1/1/11 @ 101)             1,983
             -------------------------------------
    2,500    University of Illinois, Revenue,
             5.25%, 8/15/04 MBIA                        2,612
             ------------------------------------- ----------
                Total                                   6,683
             ------------------------------------- ----------
             Indiana -- 6.4%
             -------------------------------------
    1,000    Bank Board, Revenue, 5.80%, 2/1/08,
             (Callable 2/1/05 @ 101) AMBAC              1,077
             -------------------------------------
    2,000    Marion County, Convention &
             Recreational Facilities Authority,
             Series A, Excise Tax Revenue, 5.00%,
             6/1/12 (Callable 6/1/08 @ 101) MBIA        1,998
             -------------------------------------
    1,000    Municipal Power Agency Supply,
             Revenue, 5.38%, 1/1/03 MBIA                1,047
             -------------------------------------
    1,275    Munster School Building Corp.,
             Revenue, 5.70%, 7/15/10
             (Callable 1/15/05 @ 101) MBIA              1,354
             -------------------------------------
    2,000    South Bend Indiana Community
             School Corp., Riley School Building
             Corp., Refunding, Revenue, 5.25%,
             7/1/12 (Callable 7/1/08 @ 101)             2,052
             ------------------------------------- ----------
                Total                                   7,528
             ------------------------------------- ----------
             Kansas -- 2.9%
             -------------------------------------
    2,000    Douglas County Union School
             District #497, 5.00%, 9/1/07               2,076
             -------------------------------------
   $1,250    Douglas County, Union School
             District, GO, 6.00%, 9/1/09
             (Prerefunded 9/1/03 @ 100)                 1,350
             ------------------------------------- ----------
                Total                                   3,426
             ------------------------------------- ----------
             Kentucky -- 3.5%
             -------------------------------------
    1,000    State, Property & Buildings
             Commission, Revenue, 5.30%,11/1/07
             (Callable 11/1/05 @ 102) AMBAC             1,061
             -------------------------------------
    3,000    State, Property and Buildings
             Commission, Revenue, 4.50%,
             10/1/99                                    3,027
             ------------------------------------- ----------
                Total                                   4,088
             ------------------------------------- ----------
             Massachusetts -- 7.0%
             -------------------------------------
    4,000    State, 7.00%, 12/1/10 (Prerefunded
             12/1/00 @ 100)                             4,276
             -------------------------------------
    4,000    State, Industrial Financial Agency,
             Bradford College, Revenue, 5.25%,
             11/1/18 (Callable 11/1/08 @ 102)           3,951
             ------------------------------------- ----------
                Total                                   8,227
             ------------------------------------- ----------
             Minnesota -- 2.6%
             -------------------------------------
    3,000    Public Facilities Authority, Water
             Pollution Control, Revenue, 4.88%,
             3/1/12 (Callable 3/1/06 @ 100)             3,003
             -------------------------------------
             Missouri -- 0.8%
             -------------------------------------
      900    State, Health Facilities, St. Anthonys
             Medical Center, Series A, Revenue,
             3.50%, 12/1/19 (b)                           900
             -------------------------------------
             Nebraska -- 2.5%
             -------------------------------------
      700    Lincoln Water Revenue, Revenue,
             6.85%, 11/1/03 (Prerefunded 11/1/00
             @ 101)                                       749
             -------------------------------------
    2,000    Omaha, 5.90%, 2/1/06                       2,197
             ------------------------------------- ----------
                Total                                   2,946
             ------------------------------------- ----------
             New York -- 3.6%
             -------------------------------------
    2,000    New York Transitional Financial
             Authority, Revenue, 4.38%, 5/1/07          1,975
             -------------------------------------
    2,000    Westchester, GO, 6.70%, 11/1/05            2,299
             ------------------------------------- ----------
                Total                                   4,274
             ------------------------------------- ----------
             North Carolina -- 5.2%
             -------------------------------------
    3,000    Charlotte, GO, 4.75%, 2/1/07               3,074
             -------------------------------------
    3,000    Wake County, GO, 4.50%, 3/1/10
             (Callable 3/1/08 @ 101)                    2,976
             ------------------------------------- ----------
                Total                                   6,050
             ------------------------------------- ----------
             Ohio -- 7.4%
             -------------------------------------
    1,000    Columbus, GO, 6.88%, 9/15/05
             (Callable 9/15/01 @ 100)                   1,079
             -------------------------------------
    1,000    Columbus Sewer Improvement
             No 26-E-U, GO, 6.50%, 9/15/01              1,073
             -------------------------------------
    4,000    State, Building Authority, Revenue,
             4.75%, 10/1/17 (Callable 10/1/08
             @ 101)                                     3,816
             -------------------------------------
      750    University Of Cincinnati, Series R9,
             Revenue, 5.60%, 6/1/07 (Callable
             6/1/03 @ 100)                                785
             -------------------------------------



                                -- Continued --

Fountain Square Municipal Bond Fund
--------------------------------------------------------------------------------

     Shares
         or
  Principal                Security                  Market
     Amount               Description                 Value
-------------------------------------------------- ----------
Municipal Bonds --Continued


  $ 2,000    Youngstown, Revenue, 4.75%,
             12/15/16 (Callable 12/15/07 @ 101)
             AMBAC                                   $  1,917
             ------------------------------------- ----------
                Total                                   8,670
             ------------------------------------- ----------
             Oklahoma -- 1.8%
             -------------------------------------
    2,000    Oklahoma City, GO, 5.00%, 2/1/08
             (Callable 2/1/07 @ 100)                    2,063
             ------------------------------------- ----------
             Pennsylvania -- 6.7%
             -------------------------------------
    3,500    State, GO, 5.30%, 5/1/04                   3,680
             -------------------------------------
    2,000    State, Higher Eduction Facilities
             Authority Health Services, Revenue,
              5.10%, 1/1/05                             2,080
             -------------------------------------
    2,000    Trinity Area School District, GO,
             6.63%, 11/1/11 (Callable 11/1/01
             @ 100) FGIC                                2,158
             ------------------------------------- ----------
                Total                                   7,918
             ------------------------------------- ----------
             Texas -- 11.6%
             -------------------------------------
    2,000    Del Valle, GO, 5.00%, 2/1/11
             (Callable 2/1/07 @ 100)                    2,021
             -------------------------------------
    2,000    Garland, GO, 4.75%, 2/15/15
             (Callable 2/15/08 @ 100)                   1,925
             -------------------------------------
    1,000    State, GO, 7.00%, 10/1/03
             (Prerefunded 10/1/99 @ 100)                1,038
             -------------------------------------
    2,000    Travis County, GO, 4.63%, 3/1/13
             (Callable 3/1/08 @ 100)                    1,923
             -------------------------------------
    2,000    Travis County, GO, 4.50%, 3/1/15
             (Callable 3/1/08 @ 100)                    1,860
             -------------------------------------
    5,000    University of Texas, Revenue, 4.75%,
             7/1/18 (Callable 7/1/08 @ 100)             4,788
             ------------------------------------- ----------
                Total                                  13,555
             ------------------------------------- ----------
             Utah -- 1.4%
             -------------------------------------
    1,530    St. George, Water Revenue, 5.60%,
             6/1/10 (Callable 6/1/05 @ 101)             1,621
             ------------------------------------- ----------
             Virginia -- 2.7%
             -------------------------------------
    2,000    State, Public Building Authority,
             Pub Facilities Revenue, 5.00%,
             8/1/10 (Callable 8/1/08 @ 100)             2,042
             -------------------------------------
    1,000    Virginia Beach, GO, 5.70%, 11/1/07
             (Callable 11/1/04 @                        1,083
             ------------------------------------- ----------
                Total                                   3,125
             ------------------------------------- ----------
             Washington -- 7.3%
             -------------------------------------
    2,000    King County, School District No. 411,
             GO, 6.50%, 12/1/09 (Prerefunded
             12/1/02 @ 100) AMBAC                       2,187
             -------------------------------------
    2,000    Seattle Water System, Revenue, 5.10%,
             6/1/04 (Callable 6/1/03 @ 102)             2,080
             -------------------------------------
    1,000    Spokane, Regional Solid Waste,
             Revenue, 5.50%, 12/1/10 (Callable
             12/1/05 @ 102) AMBAC                       1,058
             -------------------------------------
    1,000    State, Public Power Supply System,
             Revenue, 7.50%, 7/1/03
             (Callable 1/1/01 @ 102)                    1,096
             -------------------------------------
    2,000    State, Public Power Supply System,
             Revenue, 5.60%, 7/1/07                     2,127
             ------------------------------------- ----------
                Total                                   8,548
             ------------------------------------- ----------
             West Virginia -- 2.6%
             -------------------------------------
    3,000    State, Revenue, 5.00%, 7/1/02              3,092
             -------------------------------------
             Wisconsin -- 1.7%
             -------------------------------------
    1,000    Milwaukee, GO, 5.30%, 6/15/07
             (Prerefunded 6/15/02 @ 100)                1,041
             -------------------------------------
    1,000    Milwaukee County, GO, 6.00%,
             12/1/99 (Prerefunded 12/1/98
             @ 100)                                     1,008
             ------------------------------------- ----------
                Total                                   2,049
             ------------------------------------- ----------
             Total Municipal Bonds                    110,149
             ------------------------------------- ----------
Registered Investment Companies -- 4.8%
--------------------------------------------------
             Stifs/Money Markets -- 4.8%
             -------------------------------------
    2,879    Federated Tax Free Trust                   2,879
             -------------------------------------
    2,734    SEI Institutional Tax Free Fund            2,734
             ------------------------------------- ----------
             Total Registered Investment Companies      5,613
             ------------------------------------- ----------
             Total Investments (Cost $113,964)
             (a) - 98.7%                              115,762
             ------------------------------------- ----------
             Other assets in excess of liabilities
             - 1.3%                                     1,571
             ------------------------------------- ----------
             TOTAL NET ASSETS  -  100.0%             $117,333
             ------------------------------------- ----------

Percentages indicated are based on net assets of $117,333.

(a) Represents cost for financial reporting and federal tax purposes. The net unrealized appreciation of investments on federal tax basis amounts to $1,798, which is composed of $1,895 appreciation and $97 depreciation at July 31, 1998.

(b) Current rate shown.

The following abbreviations are used in this portfolio:
AMBAC - American Municipal Bond Assurance Corporation
GO - General Obligation
FGIC - Financial Guaranty Insurance Corporation
MBIA - Municipal Bond Investors Assurance Corporation



       (See Notes which are an integral part of the Financial Statements)

Fountain Square Ohio Tax Free Bond Fund
Schedule of Portfolio Investments
July 31, 1998
(Amounts in thousands except share amounts)
--------------------------------------------------------------

     Shares
         or
  Principal                Security                   Market
     Amount               Description                  Value
------------- ------------------------------------ -----------

Municipal Bonds -- 95.3%
--------------------------------------------------
             Guam -- 1.4%
             -------------------------------------
   $2,500    Guam Government, Revenue, 5.00%,
             11/1/02                                   $ 2,591
             ------------------------------------- -----------
             Ohio -- 93.9%
             -------------------------------------
      500    Akron, Various Purpose
             Improvement, GO, 5.60%, 12/1/06
             (Callable 12/1/04 @102)                       540
             -------------------------------------
    1,510    Bowling Green State University,
             Revenue, 5.55%, 6/1/10
             (Callable 6/1/06 @101)                      1,609
             -------------------------------------
    5,000    Butler County, Revenue, 5.00%,
             4/1/02                                      5,150
             -------------------------------------
    2,000    Butler County, Revenue, 4.70%,
             12/1/11 (Callable 12/1/08 @ 101)            1,971
             -------------------------------------
    4,000    Butler County, Revenue, 5.13%,
             4/1/17 (Callable 4/1/08 @ 102)              3,993
             -------------------------------------
      600    Cincinnati, GO, 7.00%, 10/1/00                638
             -------------------------------------
    5,000    Cincinnati, GO, 4.38%, 12/1/01              5,062
             -------------------------------------
    5,000    Cincinnati, GO, 4.38%, 12/1/02              5,059
             -------------------------------------
    7,500    Cleveland, GO, 5.30%, 9/1/08                7,950
             -------------------------------------
    4,000    Cleveland CSD, Revenue, 5.00%,
             6/1/01                                      4,101
             -------------------------------------
    5,000    Cleveland CSD, Revenue, 4.80%,
             6/1/03                                      5,130
             -------------------------------------
    3,000    Cleveland Water, Revenue, 5.63%,
             1/1/13 (Callable 1/1/06 @102)               3,172
             -------------------------------------
    5,000    Cleveland, Public Power, Revenue,
             5.25%, 11/15/16 (Callable 11/15/06
             @102)                                       5,067
             -------------------------------------
      500    Cleveland, Waterworks Refunding,
             First Mortgage, Series G, Revenue,
             5.40%, 1/1/06                                 530
             -------------------------------------
    4,000    Columbus, GO, 5.00%, 5/15/04                4,156
             -------------------------------------
    5,000    Columbus, GO, 6.00%, 6/15/07                5,566
             -------------------------------------
    1,000    Columbus, Refunding LT, Series A,
             GO, 5.30%, 7/1/09 (Callable 7/1/03
             @101.5)                                     1,045
             -------------------------------------
    1,350    Columbus, Service, GO, 5.50%,
             5/15/08 (Callable 5/15/04 @102)             1,440
             -------------------------------------
      500    Columbus, Water Systems Refunding,
             Revenue, 5.75%, 11/1/00                       520
             -------------------------------------
    3,435    Cuyahoga County, GO, 5.60%,
             5/15/13                                     3,720
             -------------------------------------
    4,000    Cuyahoga County Hospital,
             Revenue, 5.63%, 1/15/13
             (Callable 1/15/06 @ 102)                    4,202
             -------------------------------------
    3,000    Cuyahoga County, Revenue, 5.13%,
             2/15/18                                     2,983
             -------------------------------------
    1,000    Delaware County, Sewer, GO, 5.50%,
             12/1/01                                     1,044
             -------------------------------------
    4,000    Dublin School Bonds, 4.65%,
             12/1/08 (Callable 12/1/07 @ 101)            4,040
             -------------------------------------
    1,000    Euclid CSD, GO, 5.20%, 12/1/10
             (Callable 12/1/05 @102)                     1,039
             -------------------------------------
    1,500    Euclid CSD, GO, 5.13%, 12/1/11
             (Callable 12/1/05 @102)                     1,539
             -------------------------------------
      500    Euclid CSD, Improvement, GO,
             6.70%, 12/1/02 (Callable 12/1/01
             @ 102)                                        550
             -------------------------------------
    1,000    Franklin County, GO, 6.80%,
             12/1/02 (Prerefunded 12/1/00 @ 102)         1,081
             -------------------------------------
    1,030    Franklin County, Hospital Revenue
             Refunding, 6.50%, 5/1/07
             (Callable 11/1/02 @102)                     1,137
             -------------------------------------
    1,500    Hamilton County, Building
             Improvement, GO, 5.90%, 12/1/99             1,542
             -------------------------------------
    8,000    Hamilton County, GO, 4.75%,
             12/1/27 (Callable 12/1/07 @ 101)            7,517
             -------------------------------------
    1,000    Hamilton County, Hospital Facilities,
             Revenue, 6.10%,                             1,031
             -------------------------------------
    1,000    Hamilton County, Hospital Facilities,
             Revenue, 6.50%, 1/1/02
             (Callable 1/1/01 @100)                      1,053
             -------------------------------------
      500    Hamilton County, Hospital Facilities,
             Revenue, 7.00%, 1/1/09
             (Callable 1/1/99 @101)                        506
             -------------------------------------
    2,000    Hamilton County, Revenue, 5.40%,
             12/1/08                                     2,142
             -------------------------------------
    1,000    Hamilton County, Sewer System,
             Revenue, 5.60%, 12/1/08
             (Callable 12/1/05 @102)                     1,082
             -------------------------------------
    1,000    Lakota Local School District,
             GO, 6.40%, 12/1/01                          1,073
             -------------------------------------
      250    Mahoning County, Hospital Facilities,
             Revenue, 6.80%, 12/1/98
             (Callable 8/17/98 @100)                       253
             -------------------------------------
    1,000    Montgomery County, Revenue,
             6.50%, 5/15/08 (Callable 5/15/01
             @ 102)                                      1,081
             -------------------------------------
    1,750    Montgomery County, Solid Waste,
             Revenue, 5.25%, 11/1/04                     1,844
             -------------------------------------
    3,000    Montgomery County, Solid Waste,
             Revenue, 5.40%, 11/1/08
             (Callable 11/1/05 @ 102)                    3,193
             -------------------------------------
    5,000    State, GO, 5.10%, 8/1/09
             (Callable 8/1/07 @ 101)                     5,214
             -------------------------------------
    1,250    State Building Authority State
             Facilities, Adult Correctional,
             Series A, Revenue, 5.65%, 10/1/07
             (Callable 10/1/04 @101)                     1,337
             -------------------------------------
    1,000    State Building Authority State
             Facilities, Revenue, 5.40%, 10/1/00         1,030
             -------------------------------------
    1,000    State Building Authority State
             Facilities, Revenue, 5.40%, 10/1/04         1,059
             -------------------------------------
    1,000    State Building Authority, Revenue,
             6.20%, 10/1/07 (Callable 10/1/02
             @102)                                       1,090
             -------------------------------------
    1,000    State Building Correctional, Revenue,
             5.75%, 10/1/05                              1,085
             -------------------------------------
    1,000    State Higher Education, Revenue,
             5.15%, 11/1/08 (Callable 11/1/06
             @ 101)                                      1,043
             -------------------------------------
    6,000    State Higher Education Facilities,
             Revenue, 4.50%, 12/1/01                     6,084
             -------------------------------------
    1,500    State Higher Education, Revenue,
             5.00%, 11/1/05                              1,561
             -------------------------------------


                                -- Continued --

Fountain Square Ohio Tax Free Bond Fund
--------------------------------------------------------------


     Shares
         or
  Principal                Security                   Market
     Amount               Description                  Value
------------- ------------------------------------ -----------
Municipal Bonds--Continued

  $   500    State Higher Educational Facilities,
             Revenue, 6.70%, 5/1/01
             (Callable 5/1/00 @102)                     $  533
             -------------------------------------
    5,000    State Highway, GO, 4.80%, 5/15/04           5,145
             -------------------------------------
      500    State Public Facilities Commission,
             Higher Education Capital Facilities,
             Series II-A, FSA, CR, Revenue, 5.50%,
             12/1/03 (Callable 12/1/01 @102)               529
             -------------------------------------
    2,000    State Public Facilities Common
             Higher Education, Revenue, 5.75%,
             11/1/04                                     2,160
             -------------------------------------
    2,000    State Public Facilities Common
             Higher Education, Revenue, 5.75%,
             11/1/05 (Callable 11/1/04 @ 100)            2,153
             -------------------------------------
    5,000    State Public Facilities Common
             Higher Education, Revenue, 4.50%,
             12/1/08 (Callable 12/1/07 @ 100)            4,983
             -------------------------------------
    2,500    State Special Obligation, Elementary
             & Secondary Education Capital
             Facilities, Series B, 5.00%, 12/1/06        2,596
             -------------------------------------
    1,000    State Special Obligations, Revenue,
             5.80%, 6/1/03                               1,071
             -------------------------------------
    5,000    State Turnpike, Revenue, 5.75%,
             2/15/14 (Callable 2/15/06 @ 102)            5,343
             -------------------------------------
    1,500    State University Refunding, Revenue,
             5.15%, 12/1/00                              1,541
             -------------------------------------
    5,000    State Water, Revenue, 5.13%, 12/1/08
             (Callable 6/1/05 @ 101)                     5,213
             -------------------------------------
    5,000    State Water Development Authority,
             Revenue, 5.30%, 12/1/10
             (Callable 6/1/05 @101)                      5,214
             -------------------------------------
      555    Tiffin, GO, 6.60%, 12/1/03
             (Callable 12/1/01 @101)                       601
             -------------------------------------
      400    Toledo, Improvement, GO, 5.05%,
             12/1/99                                       407
             -------------------------------------
      500    University of Cincinnati, 6.30%,
             12/1/00                                       527
             -------------------------------------
    3,000    University of Cincinnati, 5.00%,
             6/1/10                                      3,108
             -------------------------------------
    4,945    University of Cincinnati, Revenue,
             5.00%, 6/1/18 (Callable 6/1/08 @ 101)       4,829
             -------------------------------------
    2,000    Wauseon Village School District,
             GO, 5.45%, 12/1/14
             (Callable 6/1/07 @ 101)                     2,090
             -------------------------------------
    1,000    West Geauga, Local School District,
             GO, 5.55%, 11/1/05
             (Callable 11/1/04 @ 102)                    1,076
             -------------------------------------
    1,000    West Geauga, Local School District,
             GO, 5.65%, 11/1/06 (Callable
             11/1/04 @102)                               1,082
             -------------------------------------
    2,000    Westlake CSD, GO, 5.05%, 12/1/04            2,087
             ------------------------------------- -----------
               Total                                   178,142
             ------------------------------------- -----------
               Total Municipal Bonds                   180,733
             ------------------------------------- -----------

Registered Investment Companies -- 4.7%
--------------------------------------------------
             STIFS/Money Markets -- 4.7%
             -------------------------------------
    6,896    Countrywide Ohio Tax Free
             Money Fund                                  6,896
             -------------------------------------
    2,000    Vanguard Ohio Tax Free Money
             Market Fund                                 2,000
             ------------------------------------- -----------
             Total Registered Investment Companies       8,896
             ------------------------------------- -----------
             Total Investments (Cost $184,567)
             (a) - 100.0%                              189,629
             ------------------------------------- -----------
             Liabilities in excess of other assets
              -  0.0%                                      (79)
             ------------------------------------- -----------
             TOTAL NET ASSETS  -  100.0%             $ 189,550
             ------------------------------------- -----------

Percentages indicated are based on net assets of $189,549.

(a) Represents cost for financial reporting and federal tax purposes. The net unrealized appreciation of investments on federal tax basis amounts to $5,062, which is composed of $5,244 appreciation and $182 depreciation at July 31, 1998.

(b) Current rate and next reset date shown.

The following abbreviations are used in this portfolio:
CSD - City School District
GO - General Obligation
LT - Limited Tax



       (See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Assets and Liabilities
July 31, 1998
(Amounts in thousands except per share amounts)
--------------------------------------------------------------------------------

                                                   Quality                       Equity                                International
                                                    Growth       Pinnacle        Income       Balanced       Mid Cap       Equity
                                                     Fund          Fund           Fund          Fund          Fund          Fund
                                                   ---------     ---------     ---------     ---------     ---------     ---------
Assets:
----------------------------------------------
Investments, at value (Cost $472,278;
   $27,084; $127,413; $169,097; $235,960;
   and $98,872, respectively)                       $620,039      $ 37,520      $172,824      $194,093      $273,260      $133,843
----------------------------------------------
Repurchase agreements (Cost $42,726; $4,843;
   $4,766; $9,794; $16,605; and $11,836,
   respectively)                                      42,726         4,843         4,766         9,794        16,605        11,836
----------------------------------------------     ---------     ---------     ---------     ---------     ---------     ---------
   Total Investments                                 662,765        42,363       177,590       203,887       289,865       145,679
----------------------------------------------
Cash                                                       -             -             1             1             1        19,199
----------------------------------------------
Foreign currency(cost $318)                                -             -             -             -             -           314
----------------------------------------------
Interest and dividends receivable                        353            31           369           914            50           268
----------------------------------------------
Receivable for investments sold                       10,092             -             -         1,296         3,726           804
----------------------------------------------
Receivable for Fund shares sold                          225           282           154           111           101           108
----------------------------------------------
Net unrealized gains on foreign
   currency contracts                                      -             -             -             -             -           605
----------------------------------------------
Net unrealized gains on futures                            -             -             -             -             -            75
----------------------------------------------
Reclaim Receivables                                        -             -             -             -             -           204
----------------------------------------------
Unamortized organizational costs                           -             -             7             -             -            10
----------------------------------------------
Prepaid expenses and other assets                         28             6             6             -             6            33
----------------------------------------------     ---------     ---------     ---------     ---------     ---------     ---------
   Total Assets                                      673,463        42,682       178,127       206,209       293,749       167,299
----------------------------------------------     ---------     ---------     ---------     ---------     ---------     ---------
Liabilities:
----------------------------------------------
Payable for investments purchased                     27,762           630             -         4,065        11,271         3,483
----------------------------------------------
Payable for Fund shares redeemed                         135             2             4             9             6             2
----------------------------------------------
Payable for return of collateral received for
   securities on loan                                116,680         5,535        26,589        23,974        63,660             -
----------------------------------------------
Accrued expenses and other payables:
----------------------------------------------
   Investment advisory fees                              372            24           107           123           155           139
----------------------------------------------
   Administration fees                                     9             -             3             2             3            20
----------------------------------------------
   Distribution Services - Investment C Shares            32             1             2            14             4             1
----------------------------------------------
   Shareholder Servicing - Investment C Shares            16             -             1             7             2             1
----------------------------------------------
   Accounting and transfer agent fees                     10             7             8             9            10             -
----------------------------------------------
   Custodian fees                                          3             3             3             5             3            22
----------------------------------------------
   Other                                                  19             9            38            28            39            43
----------------------------------------------     ---------     ---------     ---------     ---------     ---------     ---------
   Total Liabilities                                 145,038         6,211        26,755        28,236        75,153         3,711
----------------------------------------------     ---------     ---------     ---------     ---------     ---------     ---------
Net Assets:
----------------------------------------------
Paid-in capital                                      327,810        25,068        92,977       142,997       161,142       130,730
----------------------------------------------
Net unrealized appreciation on investments
   and foreign currency                              147,761        10,436        45,411        24,996        37,300        35,644
----------------------------------------------
Accumulated undistributed net realized
   gain (losses) on investment and foreign
   currency transactions                              52,854           967        12,905         9,733        20,154         1,081
----------------------------------------------
Accumulated undistributed net investment
   income (loss)                                           -             -            79           247             -        (3,867)
----------------------------------------------     ---------     ---------     ---------     ---------     ---------     ---------
   Net Assets                                       $528,425      $ 36,471      $151,372      $177,973      $218,596      $163,588
----------------------------------------------     =========     =========     =========     =========     =========     =========
Net Assets
----------------------------------------------
   Investment A Shares                              $520,068      $ 35,549      $150,404      $173,177      $217,547      $163,297
----------------------------------------------
   Investment C Shares                                 8,357           922           968         4,796         1,049           291
----------------------------------------------     ---------     ---------     ---------     ---------     ---------     ---------
   Total                                            $528,425      $ 36,471      $151,372      $177,973      $218,596      $163,588
----------------------------------------------     =========     =========     =========     =========     =========     =========
Outstanding units of beneficial interest (shares)
----------------------------------------------
   Investment A Shares                                25,666         1,099         9,781        11,557        13,439        12,998
----------------------------------------------
   Investment C Shares                                   416            29            63           319            66            23
----------------------------------------------     ---------     ---------     ---------     ---------     ---------     ---------
   Total                                              26,082         1,128         9,844        11,876        13,505        13,021
----------------------------------------------     =========     =========     =========     =========     =========     =========
Net asset value
----------------------------------------------
   Redemption price per share - Investment A
    Shares                                           $ 20.26       $ 32.35       $ 15.38       $ 14.99       $ 16.19       $ 12.56
----------------------------------------------     =========     =========     =========     =========     =========     =========
   Offering price per share - Investment C
    Shares*                                          $ 20.10       $ 32.28       $ 15.39       $ 15.01       $ 15.98       $ 12.51
----------------------------------------------     =========     =========     =========     =========     =========     =========
Maximum Sales Charge                                    4.50%         4.50%         4.50%         4.50%         4.50%         4.50%
----------------------------------------------
Maximum Offering Price
   (100%/(100%-Maximum Sales Charge)
   of net asset value adjusted to nearest cent)
   per share (Investment A Shares)                   $ 21.21       $ 33.87       $ 16.10       $ 15.70       $ 16.95       $ 13.15
----------------------------------------------     =========     =========     =========     =========     =========     =========

*Redemption price per share varies by length of time shares are held.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Assets and Liabilities
July 31, 1998
(Amounts in thousands except per share amounts)
--------------------------------------------------------------------------------

                                                     Bond                         U.S.                        Ohio
                                                     Fund         Quality         Govt.       Municipal     Tax Free
                                                      For          Bond        Securities       Bond          Bond
                                                    Income         Fund*          Fund          Fund          Fund
                                                   ---------     ---------     ---------     ---------     ---------
Assets:
----------------------------------------------
Investments, at value (Cost $176,695;
   $99,875; $40,196; $113,964; and
   $184,567, respectively)                          $177,890      $100,335      $ 40,607      $115,762      $189,629
----------------------------------------------
Repurchase agreements (Cost $7,208; $8,533;
   $734; $0; and $0, respectively)                     7,208         8,533           734             -             -
----------------------------------------------     ---------     ---------     ---------     ---------     ---------
   Total Investments                                 185,098       108,868        41,341       115,762       189,629
----------------------------------------------
Cash                                                       -             1             -             -             -
----------------------------------------------
Interest receivable                                    3,467         1,447           342         1,640         2,149
----------------------------------------------
Receivable for investments sold                            -             -             -         5,266         2,045
----------------------------------------------
Receivable for Fund shares sold                            4            13             3             -             -
----------------------------------------------
Unamortized organizational costs                           6             -             -             5             0
----------------------------------------------
Prepaid expenses and other assets                          6            11            16            10             9
----------------------------------------------     ---------     ---------     ---------     ---------     ---------
   Total Assets                                      188,581       110,340        41,702       122,683       193,832
----------------------------------------------     ---------     ---------     ---------     ---------     ---------
Liabilities:
----------------------------------------------
Payable for investments purchased                          -             -             -         5,150         4,113
----------------------------------------------
Payable for Fund shares redeemed                           -            20             9             -             7
----------------------------------------------
Payable for return of collateral received for
   securities on loan                                    152         2,049             -             -             -
----------------------------------------------
Interest Payable                                           -             -             -           117            58
----------------------------------------------
Accrued expenses and other payables:
----------------------------------------------
   Investment advisory fees                               87            51            14            54            89
----------------------------------------------
   Administration fees                                     2             -             -             1             1
----------------------------------------------
   Distribution Services - Investment C Shares             1             1             -             -             1
----------------------------------------------
   Shareholder Servicing - Investment C Shares             -             1             -             -             -
----------------------------------------------
   Accounting and transfer agent fees                      9             6             2             9             3
----------------------------------------------
   Custodian fees                                          3             3             1             2             1
----------------------------------------------
   Other                                                  26            16             8            17             9
----------------------------------------------     ---------     ---------     ---------     ---------     ---------
   Total Liabilities                                     280         2,147            34         5,350         4,282
----------------------------------------------     ---------     ---------     ---------     ---------     ---------
Net Assets:
----------------------------------------------
Paid-in capital                                      185,076       108,329        42,548       114,024       183,395
----------------------------------------------
Net unrealized appreciation (depreciation)
   on investments                                      1,195           460           411         1,798         5,062
----------------------------------------------
Accumulated undistributed net realized gains
   (losses) on investment transactions                 2,019          (640)       (1,367)        1,501         1,092
----------------------------------------------
Accumulated undistributed net investment
   income (loss)                                          11            44            76            10             1
----------------------------------------------     ---------     ---------     ---------     ---------     ---------
   Total Net Assets                                 $188,301      $108,193      $ 41,668      $117,333      $189,550
----------------------------------------------     =========     =========     =========     =========     =========
Net Assets
----------------------------------------------
   Investment A Shares                              $188,071      $107,794      $ 41,550      $117,333      $188,966
----------------------------------------------
   Investment C Shares                                   230           399           118             -           584
----------------------------------------------     ---------     ---------     ---------     ---------     ---------
   Total                                            $188,301      $108,193      $ 41,668      $117,333      $189,550
----------------------------------------------     =========     =========     =========     =========     =========
Outstanding units of beneficial interest (shares)
----------------------------------------------
   Investment A Shares                                15,432        10,827         4,230         9,586        18,372
----------------------------------------------
   Investment C Shares                                    19            40            12             -            57
----------------------------------------------     ---------     ---------     ---------     ---------     ---------
   Total                                              15,451        10,867         4,242         9,586        18,429
----------------------------------------------     =========     =========     =========     =========     =========
Net asset value
----------------------------------------------
   Redemption price per share - Investment A
    Shares                                           $ 12.19        $ 9.96        $ 9.82       $ 12.24       $ 10.29
----------------------------------------------     =========     =========     =========     =========     =========
   Offering price per share - Investment C
    Shares*                                          $ 12.19        $ 9.95      $   9.80       $ 12.24**     $ 10.28
----------------------------------------------     =========     =========     =========     =========     =========
Maximum Sales Charge                                    4.50%         4.50%         4.50%         4.50%         4.50%
----------------------------------------------
Maximum Offering Price
   (100%/(100%-Maximum Sales Charge)
   of net asset value adjusted to nearest cent)
   per share (Investment A Shares)                   $ 12.76       $ 10.43       $ 10.28      $  12.82       $ 10.77
----------------------------------------------     =========     =========     =========     =========     =========

 *Redemption price per share varies by length of time shares are held.

**As of July 31, 1998, no shares or assets existed in the Municipal Bond Fund Investment C Shares. The Municipal Bond Fund Investment C Shares continue to be open for investment with an offering price equal to the Municipal Bond Fund Investment A Shares.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Operations
For the period ended July 31, 1998
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                    Quality                                    Equity
                                                    Growth       Pinnacle       Pinnacle       Income       Balanced       Mid Cap
                                                     Fund          Fund*         Fund**         Fund          Fund          Fund
                                                   ---------     ---------     ---------     ---------     ---------     ---------
INVESTMENT INCOME:
---------------------------------------------
Interest income                                        $ 799          $ 29         $  72         $ 256       $ 3,539         $ 373
---------------------------------------------
Dividend income                                        4,412           157           192         3,462           774         1,374
---------------------------------------------
Securities lending income                                 22             1             -             5            14            26
---------------------------------------------
Other                                                      -             -            41             -             -             -
---------------------------------------------      ---------     ---------     ---------     ---------     ---------     ---------
   Total Income                                        5,233           187           305         3,723         4,327         1,773
---------------------------------------------      ---------     ---------     ---------     ---------     ---------     ---------
EXPENSES:
---------------------------------------------
Investment advisory fees                               3,810           129           157         1,088         1,217         1,725
---------------------------------------------
Administrative fees                                      865            22             -           247           277           383
---------------------------------------------
Distribution and service fees - Investment A           1,646            40             -           474           523           752
---------------------------------------------
Distribution and service fees - Investment C              47             1             -             4            21             6
---------------------------------------------
Shareholder Servicing - Investment C                      16             -             -             1             7             2
---------------------------------------------
Organization costs                                         -             -             -             2             -             -
---------------------------------------------
Custodian fees                                            16             5            24            12            18            17
---------------------------------------------
Portfolio accounting fees                                 69            10             -            40            45            54
---------------------------------------------
Transfer agent fees                                       25            10             -            24            14            36
---------------------------------------------
Trustees' fees                                             3             3             -             3             3             3
---------------------------------------------
Audit fees                                                10             3             5            10            10            10
---------------------------------------------
Legal fees                                                 6             6            14             6             6             6
---------------------------------------------
Fund share registration fees                              21            11             -            36            35            38
---------------------------------------------
Printing fees                                             23             4             2             6             8            10
---------------------------------------------
Insurance fees                                             3             -             -             3             3             4
---------------------------------------------
Other                                                      8            14            14             5             4             7
---------------------------------------------      ---------     ---------     ---------     ---------     ---------     ---------
         Total Expenses                                6,568           258           216         1,961         2,191         3,053
---------------------------------------------      ---------     ---------     ---------     ---------     ---------     ---------
   Less fees voluntarily reduced                      (1,769)          (51)            -          (590)         (650)         (871)
---------------------------------------------      ---------     ---------     ---------     ---------     ---------     ---------
   Net Expenses                                        4,799           207           216         1,371         1,541         2,182
---------------------------------------------      ---------     ---------     ---------     ---------     ---------     ---------
         Net Investment Income (Loss)                    434           (20)           89         2,352         2,786          (409)
---------------------------------------------      ---------     ---------     ---------     ---------     ---------     ---------
Realized and Unrealized Gains (Losses) from
Investments and Foreign Currency Transactions:
---------------------------------------------
Net realized gains (losses) from investments
   and foreign currency transactions                  59,514         1,357         3,106        15,497        13,331        29,257
---------------------------------------------
Net change in unrealized appreciation
   (depreciation) from investments and
   translation of assets and liabilities in
   foreign securities                                  4,293         2,924         2,647         5,045        (4,158)      (19,322)
---------------------------------------------      ---------     ---------     ---------     ---------     ---------     ---------
Net realized and unrealized gains (losses)
   from investments and foreign currency              63,807         4,281         5,753        20,542         9,173         9,935
---------------------------------------------      ---------     ---------     ---------     ---------     ---------     ---------
   Change in net assets resulting
   from operations                                  $ 64,241       $ 4,261       $ 5,842      $ 22,894      $ 11,959       $ 9,526
---------------------------------------------      =========     =========     =========     =========     =========     =========

 *Reflects the time period of operations for January 1, 1998 through July 31, 1998, which includes operations of the Fountain Square Pinnacle Fund's predecessor fund, the Pinnacle Fund.
**For the year ended December 31, 1997.
(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Operations
For the year ended July 31, 1998
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                                   Bond                         U.S.                        Ohio
                                                 International     Fund          Quality        Govt.       Municipal     Tax Free
                                                    Equity          For           Bond       Securities       Bond          Bond
                                                     Fund         Income          Fund          Fund          Fund          Fund
                                                   ---------     ---------     ---------     ---------     ---------     ---------
INVESTMENT INCOME:
---------------------------------------------
Interest income                                        $ 793      $ 10,551       $ 6,184       $ 2,510       $ 5,213       $ 8,619
---------------------------------------------
Dividend income                                        2,512           157             -             -             -             -
---------------------------------------------
Securities lending income                                  -            17             8             3             -             -
---------------------------------------------
Foreign tax withholding                                 (176)            -             -             -             -             -
---------------------------------------------      ---------     ---------     ---------     ---------     ---------     ---------
   Total Income                                        3,129        10,725         6,192         2,513         5,213         8,619
---------------------------------------------      ---------     ---------     ---------     ---------     ---------     ---------
EXPENSES:
---------------------------------------------
Investment advisory fees                               1,471           938           545           228           591           980
---------------------------------------------
Administrative fees                                      265           310           180            76           196           324
---------------------------------------------
Distribution and service fees - Investment A             514           597           346           145           376           623
---------------------------------------------
Distribution and service fees - Investment C               1             1             1             -             -             2
---------------------------------------------
Shareholder Servicing - Investment C                       2             -             1             -             -             1
---------------------------------------------
Organization costs                                         9             2             -             -             2             -
---------------------------------------------
Custodian fees                                           190            13             9             6             8            13
---------------------------------------------
Portfolio accounting fees                                108            46            36            26            46            54
---------------------------------------------
Transfer agent fees                                       51            22            19            12            23            28
---------------------------------------------
Trustees' fees                                             3             3             3             3             3             3
---------------------------------------------
Audit fees                                                11            10            10            10            10            10
---------------------------------------------
Legal fees                                                 6             6             6             6             6             6
---------------------------------------------
Fund share registration fees                              31            28            22            16            29            34
---------------------------------------------
Printing fees                                             11             8             5             3             5             9
---------------------------------------------
Insurance fees                                             4             4             3             1             1             1
---------------------------------------------      ---------     ---------     ---------     ---------     ---------     ---------
         Total Expenses                                2,677         1,988         1,186           532         1,296         2,088
---------------------------------------------      ---------     ---------     ---------     ---------     ---------     ---------
   Less fees voluntarily reduced                        (515)         (708)         (445)         (220)         (484)         (765)
---------------------------------------------      ---------     ---------     ---------     ---------     ---------     ---------
   Net Expenses                                        2,162         1,280           741           312           812         1,323
---------------------------------------------      ---------     ---------     ---------     ---------     ---------     ---------
         Net Investment Income (Loss)                    967         9,445         5,451         2,201         4,401         7,296
---------------------------------------------      ---------     ---------     ---------     ---------     ---------     ---------
Realized and Unrealized Gains (Losses) from
Investments and Foreign Currency Transactions:
---------------------------------------------
Net realized gains (losses) from investments
   and foreign currency transactions                   1,150         2,652         2,228           359         1,788         1,120
---------------------------------------------
Net change in unrealized appreciation
   (depreciation) from investments and
   translation of assets and liabilities in
   foreign securities                                 15,840        (1,872)       (1,186)          (51)       (1,726)         (935)
----------------------------------------------     ---------     ---------     ---------     ---------     ---------     ---------
Net realized and unrealized gains  (losses)
   from investments and foreign currency              16,990           780         1,042           308            62           185
----------------------------------------------     ---------     ---------     ---------     ---------     ---------     ---------
   Change in net assets resulting
   from operations                                  $ 17,957      $ 10,225       $ 6,493       $ 2,509       $ 4,463       $ 7,481
----------------------------------------------     =========     =========     =========     =========     =========     =========

(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Changes in Net Assets
(Amounts in thousands)
--------------------------------------------------------------------------------

                                              Quality Growth Fund                   Pinnacle Fund***
                                         ---------------------------- -------------------------------------------
                                                                           For
                                             Year          Period        Period          Year           Year
                                             Ended          Ended     Jan. 1, 1998       Ended          Ended
                                         July 31, 1998  July 31, 1997 July 31, 1998  Dec. 31, 1997  Dec. 31, 1996
                                         -------------  ------------- -------------  -------------  -------------
Increase (Decrease) in Net Assets:
---------------------------------------
Operations--
---------------------------------------
Net investment income (loss)                  $    434       $  1,308      $    (20)      $     89       $     28
---------------------------------------
Net realized gains on
    investment transactions                     59,514         29,035         1,357          3,106          2,141
---------------------------------------
Change in unrealized appreciation
   (depreciation) on investments                 4,293         94,223         2,924          2,647            969
---------------------------------------  -------------  ------------- -------------  -------------  -------------
      Change in net assets resulting
      from operations                           64,241        124,566         4,261          5,842          3,138
---------------------------------------  -------------  ------------- -------------  -------------  -------------
Distributions to Shareholders--
---------------------------------------
Distributions from net investment
  income:
---------------------------------------
  Investment A Shares                             (469)        (1,443)            -            (89)           (31)
---------------------------------------
  Investment C Shares                                -              -             -              -              -
---------------------------------------  -------------  ------------- -------------  -------------  -------------
Distributions in excess of net
  investment income:
---------------------------------------
  Investment A Shares                              (98)             -             -              -              -
---------------------------------------
  Investment C Shares                                -              -             -              -              -
---------------------------------------  -------------  ------------- -------------  -------------  -------------
Distributions from net realized gains
---------------------------------------
  Investment A Shares                          (33,264)        (7,460)         (389)        (3,104)        (2,139)
---------------------------------------
  Investment C Shares                             (424)           (29)            -              -              -
---------------------------------------  -------------  ------------- -------------  -------------  -------------
  Change in net assets from
  distributions                                (34,255)        (8,932)         (389)        (3,193)        (2,170)
---------------------------------------  -------------  ------------- -------------  -------------  -------------
Fund Share (Principal) Transactions--
---------------------------------------
Proceeds from shares issued                    155,883        187,618**      12,728          2,808          1,010
---------------------------------------
Dividends reinvested                            33,981          6,311           372          3,056          2,076
---------------------------------------
Cost of shares redeemed                        (94,255)       (41,622)       (2,773)        (2,732)        (2,236)
---------------------------------------  -------------  ------------- -------------  -------------  -------------
      Change in net assets from
      share transactions                        95,609        152,307        10,327          3,132            850
---------------------------------------  -------------  ------------- -------------  -------------  -------------
         Change in net assets                  125,595        267,941        14,199          5,781          1,818
---------------------------------------
Net Assets:
---------------------------------------
Beginning of period                            402,830        134,889        22,272         16,491         14,673
---------------------------------------  -------------  ------------- -------------  -------------  -------------
End of period                                 $528,425       $402,830      $ 36,471       $ 22,272       $ 16,491
---------------------------------------  =============  ============= =============  =============  =============

                                              Equity Income Fund
                                         -----------------------------

                                             Year          Period
                                             Ended          Ended
                                         July 31, 1998  July 31, 1997*
                                         -------------  --------------
Increase (Decrease) in Net Assets:
----------------------------------------
Operations--
----------------------------------------
Net investment income (loss)                  $  2,352        $  1,292
----------------------------------------
Net realized gains on
    investment transactions                     15,497           9,529
----------------------------------------
Change in unrealized appreciation
   (depreciation) on investments                 5,045          10,892
---------------------------------------- -------------  --------------
      Change in net assets resulting
      from operations                           22,894          21,713
---------------------------------------- -------------  --------------
Distributions to Shareholders--
----------------------------------------
Distributions from net investment
  income:
----------------------------------------
  Investment A Shares                           (2,377)         (1,182)
----------------------------------------
  Investment C Shares                               (5)              -
---------------------------------------- -------------  --------------
Distributions in excess of net
  investment income:
----------------------------------------
  Investment A Shares                                -               -
----------------------------------------
  Investment C Shares                                -               -
---------------------------------------- -------------  --------------
Distributions from net
  realized gains
----------------------------------------
  Investment A Shares                          (12,092)              -
----------------------------------------
  Investment C Shares                              (29)              -
---------------------------------------- -------------  --------------
  Change in net assets from
  distributions                                (14,503)         (1,182)
---------------------------------------- -------------  --------------
Fund Share (Principal) Transactions--
----------------------------------------
Proceeds from shares issued                     22,229         106,179**
----------------------------------------
Dividends reinvested                            12,237               7
----------------------------------------
Cost of shares redeemed                        (11,901)         (6,301)
---------------------------------------- -------------  --------------
      Change in net assets from
      share transactions                        22,565          99,885
---------------------------------------- -------------  --------------
         Change in net assets                   30,956         120,416
----------------------------------------
Net Assets:
----------------------------------------
Beginning of period                            120,416               -
---------------------------------------- -------------  --------------
End of period                                 $151,372        $120,416
---------------------------------------- =============  ==============

  *Commencement of operations on January 27, 1997.

 **Includes acquired capital from Trust conversion in fiscal year end July 31, 1997.

***Information for periods prior to March 9, 1998 is for the Pinnacle Fund, the predecessor fund of Fountain Square Pinnacle Fund.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Changes in Net Assets
(Amounts in thousands)
--------------------------------------------------------------------------------


                                                                                                             International
                                                  Balanced Fund                 Mid Cap Fund                  Equity Fund
                                          ----------------------------  ----------------------------  ----------------------------
                                               Year          Year            Year          Year           Year          Year
                                               Ended         Ended           Ended         Ended          Ended         Ended
                                          July 31, 1998  July 31, 1997  July 31, 1998  July 31, 1997  July 31, 1998  July 31, 1997
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (Decrease) in Net Assets:
-----------------------------------------
Operations--
-----------------------------------------
Net investment income (loss)               $   2,786      $   2,204      $   (409)       $   135        $   967        $   529
-----------------------------------------
Net realized gains on
    investment transactions                   13,331          8,349        29,257         12,065          1,150          9,857
-----------------------------------------
Change in unrealized appreciation
   (depreciation) on investments              (4,158)        24,552       (19,322)        40,394         15,840         16,764
-----------------------------------------  ----------    -----------   -----------    -----------    -----------    -----------
    Change in net assets resulting from
    operations                                11,959         35,105         9,526         52,594         17,957         27,150
-----------------------------------------  ----------    -----------   -----------    -----------    -----------    -----------
Distributions to Shareholders--
-----------------------------------------
Distributions from net investment income:
-----------------------------------------
   Investment A Shares                        (2,794)        (2,116)            -           (137)        (7,328)        (8,372)
-----------------------------------------
   Investment C Shares                           (31)            (6)            -              -            (12)            (3)
-----------------------------------------
Distributions in excess of net
   investment income:
-----------------------------------------
   Investment A Shares                             -              -             -           (216)             -         (1,977)
-----------------------------------------
   Investment C Shares                             -              -             -              -              -             (2)
-----------------------------------------
Distributions from net realized gains
-----------------------------------------
   Investment A Shares                       (11,108)        (3,942)      (19,805)        (6,692)        (3,565)          (695)
-----------------------------------------
   Investment C Shares                          (183)           (12)          (77)           (22)            (6)             -
---------------------------------------    ----------    -----------   -----------    -----------    -----------    -----------
   Change in net assets from
   distributions                             (14,116)        (6,076)      (19,882)        (7,067)       (10,911)       (11,049)
---------------------------------------    ----------    -----------   -----------    -----------    -----------    -----------
Fund Share (Principal) Transactions--
---------------------------------------
Proceeds from shares issued                   67,400         27,077        50,559         84,402**       17,767         32,814
---------------------------------------
Dividends reinvested                          13,909          5,683        19,882          5,620          8,420          7,090
---------------------------------------
Cost of shares redeemed                      (25,100)       (30,941)      (27,993)       (21,937)       (21,583)       (24,474)
---------------------------------------    ----------    -----------   -----------    -----------    -----------    -----------
   Change in net assets from
   share transactions                         56,209          1,819        42,448         68,085          4,604         15,430
---------------------------------------    ----------    -----------   -----------    -----------    -----------    -----------
         Change in net assets                 54,052         30,848        32,092        113,612         11,650         31,531
---------------------------------------
Net Assets:
---------------------------------------
Beginning of period                          123,921         93,073       186,504         72,892        151,938        120,407
---------------------------------------    ----------    -----------   -----------    -----------    -----------    -----------
End of period                               $177,973       $123,921      $218,596       $186,504       $163,588       $151,938
---------------------------------------    ==========    ===========   ===========    ===========    ===========    ===========


**Includes acquired capital from Trust conversion in fiscal year end July 31, 1997.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Changes in Net Assets
(Amounts in thousands)

------------------------------------------------------------------------------------------------------------------------------------
                                                     Bond Fund                     Quality                    U.S. Government
                                                    For Income                    Bond Fund                   Securities Fund
                                           ----------------------------  ----------------------------  -----------------------------
                                                Year          Period          Year           Year           Year          Year
                                               Ended          Ended          Ended          Ended          Ended          Ended
                                           July 31, 1998  July 31, 1997* July 31, 1998  July 31, 1997  July 31, 1998  July 31, 1997
                                           -------------  -------------  -------------  -------------  -------------  -------------
Increase (Decrease) in Net Assets:
-----------------------------------------
Operations--
-----------------------------------------
Net investment income (loss)                  $  9,445       $  4,538       $  5,451       $  5,024       $  2,201       $  2,364
-----------------------------------------
Net realized gains (losses) on
  investment transactions                        2,652             56          2,228           (493)           359            385
-----------------------------------------
Change in unrealized appreciation
  (depreciation) on investments                 (1,872)         2,305         (1,186)         3,472            (51)           401
-----------------------------------------     --------       --------       --------       --------       --------       --------
    Change in net assets resulting from
    operations                                  10,225          6,899          6,493          8,003          2,509          3,150
-----------------------------------------     --------       --------       --------       --------       --------       --------
Distributions to Shareholders--
-----------------------------------------
Distributions from net investment income:
-----------------------------------------
  Investment A Shares                           (9,598)        (4,368)        (5,493)        (4,926)        (2,189)        (2,322)
-----------------------------------------
  Investment C Shares                               (6)             -            (11)           (10)            (3)            (3)
-----------------------------------------
Distributions in excess of net
  investment income:
-----------------------------------------
  Investment A Shares                                -              -              -              _              _              _
-----------------------------------------
  Investment C Shares                                -              -              -              -              -              -
-----------------------------------------
Distributions from net realized gains
-----------------------------------------
  Investment A Shares                             (688)             -              -              -              -              -
-----------------------------------------
  Investment C Shares                               (1)             -              -              -              -              -
-----------------------------------------     --------       --------       --------       --------       --------       --------
  Change in net assets from
  distributions                                (10,293)        (4,368)        (5,504)        (4,936)        (2,192)        (2,325)
-----------------------------------------     --------       --------       --------       --------       --------       --------
Fund Share (Principal) Transactions--
-----------------------------------------
Proceeds from shares issued                     47,089        161,008**       29,415         25,473          7,520         25,917**
-----------------------------------------
Dividends reinvested                               942             32          3,177          2,847          1,061          1,239
-----------------------------------------
Cost of shares redeemed                        (16,776)        (6,457)       (17,380)       (22,979)        (9,720)       (16,293)
-----------------------------------------     --------       --------       --------       --------       --------       --------
  Change in net assets from
  share transactions                            31,255        154,583         15,212          5,341         (1,139)        10,863
-----------------------------------------     --------       --------       --------       --------       --------       --------
    Change in net assets                        31,187        157,114         16,201          8,408           (822)        11,688
-----------------------------------------
Net Assets:
-----------------------------------------
Beginning of period                            157,114              -         91,992         83,584         42,490         30,802
-----------------------------------------     --------       --------       --------       --------       --------       --------
End of period                                 $188,301       $157,114       $108,193       $ 91,992       $ 41,668       $ 42,490
-----------------------------------------     ========       ========       ========       ========       ========       ========

 *Commencement of operations on January 27, 1997.

**Includes acquired capital from Trust conversion in fiscal year end July 31, 1997.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Changes in Net Assets
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                    Municipal                   Ohio Tax Free
                                                    Bond Fund                     Bond Fund
                                          -----------------------------  ----------------------------
                                                Year        Period           Year           Year
                                               Ended         Ended           Ended          Ended
                                          July 31, 1998  July 31, 1997*  July 31, 1998  July 31, 1997
                                          -------------  --------------  -------------  -------------
Increase (Decrease) in Net Assets:
-----------------------------------------
Operations--
-----------------------------------------
Net investment income (loss)              $       4,401  $        2,288  $       7,296  $       6,324
-----------------------------------------
Net realized gains (losses) on
    investment transactions                       1,788             515          1,120            960
-----------------------------------------
Change in unrealized appreciation
   (depreciation) on investments                 (1,726)          2,083           (935)         4,315
----------------------------------------- -------------  --------------  -------------  -------------
      Change in net assets resulting from
      operations                                  4,463           4,886          7,481         11,599
----------------------------------------- -------------  --------------  -------------  -------------
Distributions to Shareholders--
-----------------------------------------
Distributions from net investment income:
-----------------------------------------
   Investment A Shares                           (4,470)         (2,218)        (7,297)        (6,310)
-----------------------------------------
   Investment C Shares                                -              (1)           (14)            (2)
-----------------------------------------
Distributions in excess of net investment
   income:
-----------------------------------------
   Investment A Shares                              (12)              -             (2)             -
-----------------------------------------
   Investment C Shares                                -               -              -              -
-----------------------------------------
Distributions from net realized gains
-----------------------------------------
   Investment A Shares                             (780)              -           (664)             -
-----------------------------------------
   Investment C Shares                                -               -             (2)             -
----------------------------------------- -------------  --------------  -------------  -------------
   Change in net assets from
   distributions                                 (5,262)         (2,219)        (7,979)        (6,312)
----------------------------------------- -------------  --------------  -------------  -------------
Fund Share (Principal) Transactions--
-----------------------------------------
Proceeds from shares issued                      33,225         111,499**       42,650        158,886**
-----------------------------------------
Dividends reinvested                                792               5          1,647            810
-----------------------------------------
Cost of shares redeemed                         (17,512)        (12,544)       (23,297)       (31,437)
----------------------------------------- -------------  --------------  -------------  -------------
      Change in net assets from
      share transactions                         16,505          98,960         21,000        128,259
----------------------------------------- -------------  --------------  -------------  -------------
         Change in net assets                    15,706         101,627         20,502        133,546
-----------------------------------------
Net Assets:
-----------------------------------------
Beginning of period                             101,627               -        169,048         35,502
----------------------------------------- -------------  --------------  -------------  -------------
End of period                             $     117,333  $      101,627  $     189,550  $     169,048
========================================= =============  ==============  =============  =============

 * Commencement of operations on January 27, 1997.
** Includes acquired capital from Trust conversion in fiscal year end July 31, 1997.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Cash Flows
For the year ending July 31, 1998 (Amounts in thousands)


----------------------------------------------------------------------------------------------------------------
                                                           Quality                      Equity
                                                           Growth        Pinnacle       Income        Balanced
                                                            Fund           Fund*         Fund           Fund
------------------------------------------------------  ------------   -----------   ------------   ------------
Cash flows from operating activities:
  Total investment income                               $     5,233    $       187   $     3,723    $     4,327
  Net expenses                                               (4,799)          (207)       (1,371)        (1,541)
------------------------------------------------------  ------------   ------------  ------------   ------------
       Net Investment Income (Loss)                             434            (20)        2,352          2,786
------------------------------------------------------  ------------   ------------  ------------   ------------
Adjustments to reconcile net investment income to net
  cash provided (used) by operating activities:
  Amortization of discount/premium                                -              -            11             39
  Change in interest and dividends receivable                   (39)            (9)          (40)          (280)
  Change in accrued expenses, other payables, prepaid
  expenses, and other assets                                    (16)           (10)           18             48
------------------------------------------------------  ------------   ------------  ------------   ------------
     Total adjustments                                          (55)           (19)          (11)          (193)
------------------------------------------------------  ------------   ------------  ------------   ------------
       Net cash provided (used) by operating
       activities                                               379            (39)        2,341          2,593
------------------------------------------------------
Cash flows from investing activities:
  Proceeds from sales of investments                      3,863,232        116,386       827,090      2,940,923
  Purchases of investments                               (3,925,245)      (126,005)     (837,385)    (2,985,692)
  Net purchases of short-term investments with cash
  received as collateral from securities lending           (116,680)        (5,535)      (26,589)       (23,974)
------------------------------------------------------  ------------   ------------  ------------   ------------
       Net cash provided (used) by investing
       activities                                          (178,693)       (15,154)      (36,884)       (68,743)
------------------------------------------------------
Cash flows from financing activities:
  Proceeds from shares issued                               156,052         12,446        22,117         67,484
  Cost of shares redeemed                                   (94,144)        (2,771)      (11,897)       (25,100)
  Distributions paid to shareholders                        (34,255)          (389)      (14,503)       (14,116)
  Dividends reinvested                                       33,981            372        12,237         13,909
  Net collateral received from securities lending           116,680          5,535        26,589         23,974
------------------------------------------------------  ------------   ------------  ------------   ------------
       Net cash provided (used) by financing
       activities                                           178,314         15,193        34,543         66,151
------------------------------------------------------
Net increase (decrease) in cash                                   -              -             -              1
------------------------------------------------------
Cash at beginning of period                                       -              -             1              -
------------------------------------------------------  ------------   ------------  ------------   ------------
Cash at end of period                                   $         -    $         -   $         1    $         1
------------------------------------------------------  ============   ============  ============   ============


*Reflects the time period of operations for January 1, 1998 through July 31, 1998. Information for periods prior to March 9, 1998 is for the Pinnacle Fund, the predecessor fund of Fountain Square Pinnacle Fund.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Cash Flows
For the year ending July 31, 1998 (Amounts in thousands)


----------------------------------------------------------------------------------------------------------------
                                                                                                        U.S.
                                                                         Bond Fund      Quality      Government
                                                           Mid Cap          For          Bond        Securities
                                                            Fund          Income         Fund           Fund
------------------------------------------------------  ------------   ------------  ------------   ------------
Cash flows from operating activities:
  Total investment income                               $     1,773    $    10,725   $     6,192    $     2,513
  Net expenses                                               (2,182)        (1,280)         (741)          (312)
------------------------------------------------------  ------------   ------------  ------------   ------------
       Net Investment Income (Loss)                            (409)         9,445         5,451          2,201
------------------------------------------------------  ------------   ------------  ------------   ------------
Adjustments to reconcile net investment income to net
  cash provided (used) by operating activities:
  Amortization of discount/premium                                -            275            73             36
  Change in interest and dividends receivable                    (3)        (1,157)         (206)           233
  Change in accrued expenses, other payables, prepaid
  expenses, and other assets                                     11            (23)          (15)           (37)
------------------------------------------------------  ------------   ------------  ------------   ------------
     Total adjustments                                            8           (905)         (148)           232
------------------------------------------------------  ------------   ------------  ------------   ------------
       Net cash provided (used) by operating
       activities                                              (401)         8,540         5,303          2,433
------------------------------------------------------
Cash flows from investing activities:
  Proceeds from sales of investments                      1,744,002      2,540,000     3,013,994        400,766
  Purchases of investments                               (1,766,067)    (2,569,498)   (3,029,012)      (399,875)
  Net purchases of short-term investments with cash
  received as collateral from securities lending            (63,660)          (152)       (2,049)             -
------------------------------------------------------  ------------   ------------  ------------   ------------
       Net cash provided (used) by investing
       activities                                           (85,725)       (29,650)      (17,067)           891
------------------------------------------------------
Cash flows from financing activities:
  Proceeds from shares issued                                50,468         47,085        29,406          7,517
  Cost of shares redeemed                                   (27,996)       (16,776)      (17,363)        (9,711)
  Distributions paid to shareholders                        (19,882)       (10,293)       (5,504)        (2,191)
  Dividends reinvested                                       19,882            942         3,177          1,061
  Net collateral received from securities lending            63,660            152         2,049              -
------------------------------------------------------  ------------   ------------  ------------   ------------
       Net cash provided (used) by financing
       activities                                            86,132         21,110        11,765         (3,324)
------------------------------------------------------
Net increase (decrease) in cash                                   6              -             1              -
------------------------------------------------------
Cash at beginning of period                                      (5)             -             -              -
------------------------------------------------------  ------------   ------------  ------------   ------------
Cash at end of period                                   $         1    $         -   $         1    $         -
------------------------------------------------------  ============   ============  ============   ============


(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Notes to Financial Statements
July 31, 1998
--------------------------------------------------------------------------------

(1) Organization

Fountain Square Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At July 31, 1998, the Trust consisted of fourteen separate investment portfolios.

The accompanying financial statements relate to the following Funds:

Portfolio Name
--------------------------------------------------------------------------------
Fountain Square Quality Growth Fund ("Quality Growth Fund") Fountain Square Pinnacle Fund ("Pinnacle Fund") Fountain Square Equity Income Fund ("Equity Income Fund") Fountain Square Balanced Fund ("Balanced Fund") Fountain Square Mid Cap Fund ("Mid Cap Fund") Fountain Square International Equity Fund ("International Equity Fund") Fountain Square Bond Fund For Income ("Bond Fund For Income") Fountain Square Quality Bond Fund ("Quality Bond Fund")
Fountain Square U.S. Government Securities Fund ("Government Securities Fund") Fountain Square Municipal Bond Fund ("Municipal Bond Fund")
Fountain Square Ohio Tax Free Bond Fund ("Ohio Tax Free Fund")

The Funds each issue two classes of shares: Investment A Shares and Investment C Shares. The Investment A Shares are subject to initial sales charges imposed at the time of purchase, in accordance with the Funds' prospectuses. Certain redemptions of Investment C Shares made within one year of purchase are subject to contingent deferred sales charges in accordance with the Funds' prospectus. Each class of shares for each Fund has identical rights and privileges except with respect to Administrative Services fees paid by Investment C Shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares. As of January 8, 1998, all shares were redeemed from the Municipal Bond Fund Investment C Shares. Municipal Bond Fund Investment C Shares continue to be available for investment with an offering price equal to Municipal Bond Fund Investment A Shares. As of the date of this report there are no assets or shareholders in the Municipal Bond Fund Investment C Shares.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Securities Valuations--Investments in equity securities are determined on the basis of the mean between the latest available bid and asked prices in the principal market (last sales price on a national securities exchange). For unlisted securities, value is determine on the basis of the latest bid prices. Investments in other open-end investment companies are valued at net asset value. Bonds and other fixed income securities are valued at prices provided by an independent pricing service approved by the board of trustees. Value of all other securities is determined at fair value in good faith in accordance with procedures adopted by the Board of Trustees.

B. Repurchase Agreements--Each of the Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by its Advisor to

Fountain Square Funds
--------------------------------------------------------------------------------

be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). It is the policy of the Trust to require the custodian or sub-custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, a Fund could receive less than the repurchase price on the sale of collateral securities.

C. Securities Transactions and Related Income--Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

D. Foreign Currency Translation--The accounting records of the International Equity Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the International Equity Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

E. Forward Commitments--The International Equity Fund may enter into forward commitments for forward foreign currency exchange contracts which are based upon financial indices at an exchange rate at a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign exchange rates. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

At July 31, 1998, the International Equity Fund had outstanding forward foreign currency exchange contracts as set forth below (Amounts in thousands except unrealized appreciation (depreciation)).

Fountain Square Funds
--------------------------------------------------------------------------------

                                  Contracts                       Unrealized
Delivery                          To Deliver        In Exchange   Appreciation
Date                              (Local Currency)  For           (Depreciation)
--------------------------------------------------------------------------------

Australian Schilling
Short Contracts
8/3/98                                  139             $ 11            $ (23)

Australian Dollar
Short Contracts
8/4/98                                   28               17              104

Belgian Franc
Short Contracts
8/3/98                                  115                3                -

British Sterling Pound
Long Contracts
8/3/98                                   10               16             (134)
8/17/98                               1,587            2,578           11,408
Short Contracts
8/3/98                                   43               70              184
8/4/98                                   69              113              494

German Deutsche Mark
Long Contracts
8/14/98                               4,381            2,448           17,554
9/18/98                               5,525            3,094           21,702
10/2/98                               5,522            3,097           19,874
10/16/98                             10,556            5,873           89,918
Short Contracts
8/3/98                                   14                8              (12)
8/14/98                               4,381            2,459           (6,354)
9/18/98                               5,525            3,088          (27,656)
10/2/98                               5,522            3,088          (28,723)
10/16/98                              5,492            3,088          (13,956)

French Franc
Long Contracts
8/4/98                               11,040            1,802           50,535
9/16/98                              20,409            3,341           89,834
Short Contracts
8/3/98                                  364               61             (120)
8/4/98                               11,040            1,846           (6,487)
9/16/98                              20,409            3,412          (19,655)

Japanese Yen
Long Contracts
8/19/98                             202,197            1,540         (136,683)
11/4/98                             169,310            1,187              294
Short Contracts
8/3/98                                   25                -                -
8/26/98                             270,947            2,208          147,009
9/10/98                              60,941              443           18,968
9/21/98                             443,833            3,260          167,522

Fountain Square Funds
--------------------------------------------------------------------------------


                            Contracts                             Unrealized
Delivery                    To Deliver            In Exchange     Appreciation
Date                        (Local Currency)      For             (Depreciation)
--------------------------------------------------------------------------------

9/28/98                     707,846            $ 5,106               $168,897
10/19/98                    369,867              2,608                 20,364

Hong Kong Dollar
Long Contracts
8/12/98                      11,894              1,529                  4,659
Short Contracts
8/3/98                          368                 48                    (15)
8/12/98                      11,894              1,531                 (2,416)

Italian Lira
Short Contracts
8/3/98                       72,934                 41                    (83)

Netherland Guilder
Short Contracts
8/3/98                           33                 16                    (25)

Singapore Dollar
Short Contracts
8/3/98                            1                  1                      -



Spanish Peseta
Long Contracts
8/12/98                     197,600              1,295                 13,953
Short Contracts
8/3/98                        4,494                 30                    (47)

Swedish Krona
Long Contracts
9/4/98                        2,158                273                 (1,024)
Short Contracts
8/3/98                          103                 13                    (40)
9/4/98                        2,158                277                  5,444

Swiss Franc
Short Contracts
8/3/98                           14                 10                    (20)


F. Foreign Currency Commitments--The International Equity Fund may enter into foreign currency commitments for the delayed delivery of securities of foreign currency exchange transactions. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

G. Future Contracts--The fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or

Fountain Square Funds
--------------------------------------------------------------------------------

cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.

At July 31, 1998, the International Equity Fund open futures contracts were as follows: (amounts in thousands, except number of contracts)

     Number of                Opening                 Current        Market
     Contracts             Contract Type             Position         Value
   ------------       ----------------------        ----------       --------
        19            IBEX 35 Plus, 8/21/98           $1,351          $1,325
        28            FTSE 100, 9/18/98                2,723           2,687
         8            DAX 30, 9/18/98                  2,512           2,648

H. Option Contracts--The Quality Growth Fund, the Equity Income Fund, the Balanced Fund, the Mid Cap Fund, and the International Equity Fund may write or purchase option contracts. When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The Equity Income Fund and the International Equity Fund had no option contract transactions for the year ended July 31, 1998.

The following is a summary of written option activity for the year ended July 31, 1998 for the Quality Growth Fund, the Balanced Fund, and the Mid Cap Fund:

                                                    Quality Growth Fund           Balanced Fund              Mid Cap Fund
                                                ------------------------    ------------------------   ------------------------
                                                                Value                       Value                       Value
                                                                 When                       When                        When
                                                     Number     Written       Number       Written       Number        Written
                                                -----------   ----------    ----------    ----------   -----------   ----------
    Contracts outstanding 7/31/97                         -           $0             -            $0             -           $0
    Contracts written                                 3,008      752,181           629       160,822           200       67,837
    Contracts expired                                (2,669)    (680,398)         (629)     (160,822)         (200)     (67,837)
    Contracts exercised                                (339)     (71,783)            -             -             -            -
                                                -----------   ----------    ----------    ----------   -----------   ----------
    Contracts outstanding 7/31/98                         -            -             -             -             -            -
                                                ===========   ==========    ==========    ==========   ===========   ==========

I. When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are valued daily and begin earning interest on the settlement date.

J. Dividends to Shareholders--Dividends from net investment income are declared and paid monthly for the Equity Income Fund, the Bond Fund For Income, the Quality Bond Fund, Government Securities Fund, the Municipal Bond Fund, and the Ohio Tax Free Fund. Dividends from net investment income are declared and paid quarterly for the Quality Growth Fund, the Mid Cap Fund, the Balanced Fund and the Pinnacle Fund. Dividends from net investment income are declared and paid annually for International Equity Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These

Fountain Square Funds
--------------------------------------------------------------------------------

"book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distribution of capital. During the current fiscal year, differences were primarily due to differing treatments for mortgage-backed securities, foreign currency transactions and different book/tax accretion of certain income items.

As of July 31, 1998, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in-capital (amounts in thousands):

                                          Accumulated          Accumulated Net
                                       Undistributed Net    Realized Gain/(Loss)
                                       Investment Income       on Investments
                                     --------------------  ---------------------
      Quality Growth Fund                     $ 137                 $ (136)
      Pinnacle Fund                              22                      9
      Balanced Fund                              31                    (31)
      Mid Cap Fund                              627                   (627)
      International Equity Fund               3,930                 (3,928)
      Quality Bond Fund                          34                     (1)
      U.S. Government Securities Fund            38                    (29)
      Municipal Bond Fund                        22                    (22)
      Ohio Tax Free Bond Fund                     4                     (6)

K. Federal Taxes--It is the Funds' policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provision for federal income tax is necessary. However, federal taxes may be imposed on the International Equity Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign dividends have been provided for in accordance with the International Equity Fund's understanding of the applicable country's tax rules and rates.

L. Deferred Expenses--The costs incurred by each Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering their shares, have been deferred and are being amortized using the straight-line method not to exceed a period of five years from each Fund's commencement date.

M. Lending Portfolio Securities--To generate additional income, the Funds may lend up to 33% of securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. Government or U.S. Government Agency securities, shares of an investment trust or mutual fund, or any contribution of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds continue to earn interest and dividends on securities lent while simutaneously seeking to earn interest on the investment of collateral.

When cash is received as collateral for securities loaned, the Funds may invest such cash in short-term U.S. Government Securities, Repurchase Agreements, or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan. In addition, the short-term securities purchased with the cash collateral are included in the accompanying schedules of portfolio investments. Fixed income securities received as collateral are not recorded as an asset or liability of the Fund because the Fund does not have effective control of such securities.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Advisor, the consideration which can be earned currently

Fountain Square Funds
--------------------------------------------------------------------------------

from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. A statement of cash flows is presented for each Fund that lent out assets during the year. As of July 31, 1998, the following Funds had securities with the following market values on loan (amounts in thousands):

                                                                   Market
                                                Market              Value
                                               Value of           of Loaned
                                              Collateral         Securities
                                            ----------------------------------
      Quality Growth Fund                      $116,680            $105,559
      Pinnacle Fund                               5,535               5,210
      Equity Income Fund                         26,589              25,105
      Balanced Fund                              23,974              25,629
      Mid Cap Fund                               63,660              60,510
      Bond Fund For Income                          152              41,045
      Quality Bond Fund                           2,044               4,971
      U.S. Government Securities Fund            5,286               5,108

The loaned securities were fully collateralized by cash, U. S. Government securities as of July 31, 1998.

(3) Shares of Beneficial Interest

Transactions in Fund shares were as follows (amounts in thousands):


                                                   Quality                                                Equity
                                                   Growth                     Pinnacle                    Income
                                                    Fund                        Fund                       Fund
                                          ------------------------    ------------------------   ------------------------
                                             Shares        Amount       Shares        Amount       Shares        Amount
                                          -----------   ----------    ----------    ----------   -----------   ----------
For the period ended July 31, 1998:*
----------------------------------------
Investment A Shares
----------------------------------------
   Shares issued                               7,816      $150,594           370       $11,774        1,375      $ 21,208
----------------------------------------
   Dividends reinvested                        1,875        33,557            12           372          848        12,203
----------------------------------------
   Shares redeemed                            (4,806)      (93,341)          (87)       (2,732)        (776)      (11,702)
----------------------------------------  -----------   ----------    ----------    ----------   -----------   ----------
   Investment A Shares                         4,885      $ 90,810           295       $ 9,414        1,447      $ 21,709
----------------------------------------  ===========   ==========    ==========    ==========   ===========   ==========
Investment C Shares
----------------------------------------
   Shares issued                                 275      $  5,289            30       $   954           67      $  1,021
----------------------------------------
   Dividends reinvested                           24           424             -             -            2            34
----------------------------------------
   Shares redeemed                               (47)         (914)           (1)          (41)         (12)         (199)
----------------------------------------  -----------   ----------    ----------    ----------   -----------   ----------
   Investment C Shares                           252      $  4,799            29       $   913           57      $    856
----------------------------------------  ===========   ==========    ==========    ==========   ===========   ==========
For the period ended July 31, 1997:**
----------------------------------------
Investment A Shares
----------------------------------------
   Shares issued                              12,744***   $185,256***        102       $ 2,808        8,822***   $106,096***
----------------------------------------
   Dividends reinvested                          451         6,283           113         3,056            -             6
----------------------------------------
   Shares redeemed                            (2,633)      (41,371)          100        (2,732)        (488)       (6,300)
----------------------------------------  -----------   ----------    ----------    ----------   -----------   ----------
   Investment A Shares                        10,562      $150,168           315       $ 3,132        8,334      $ 99,802
----------------------------------------  ===========   ==========    ==========    ==========   ===========   ==========
Investment C Shares
----------------------------------------
   Shares issued                                 146      $  2,361             -       $     -            6      $     83
----------------------------------------
   Dividends reinvested                            2            29             -             -            -             -
----------------------------------------
   Shares redeemed                               (16)         (252)            -             -            -             -
----------------------------------------  -----------   ----------    ----------    ----------   -----------   ----------
   Investment C Shares                           132      $  2,138             -       $     -            6      $     83
----------------------------------------  ===========   ==========    ==========    ==========   ===========   ==========

  *The Pinnacle Fund reflects the time period of operations for January 1, 1998 through July 31, 1998, which includes operations of the Fountain Square Pinnacle Fund's predecessor fund, the Pinnacle Fund.

 **Information for the Pinnacle Fund is for the year ended December 31, 1997.

***Includes acquired capital from Trust conversion in fiscal year end July 31, 1997. Information for the Equity Income Fund is from January 27, 1997 (commencement of operations) to July 31, 1997.


Fountain Square Funds
--------------------------------------------------------------------------------------------------------------------

                                                                                                  International
                                             Balanced                     Mid Cap                    Equity
                                               Fund                        Fund                       Fund
                                     ------------------------    ------------------------   ------------------------
                                        Shares        Amount       Shares        Amount       Shares        Amount
                                     -----------   ----------    ----------    ----------   -----------   ----------
For the year ended July 31, 1998:
----------------------------------
Investment A Shares
----------------------------------
   Shares issued                          4,237      $ 63,734         2,852      $ 49,749        1,493      $ 17,630
----------------------------------
   Dividends reinvested                     960        13,694         1,234        19,805          798         8,402
----------------------------------
   Shares redeemed                       (1,649)      (24,887)       (1,606)      (27,793)      (1,886)      (21,499)
----------------------------------
                                     -----------   ----------    ----------    ----------   -----------   ----------
   Investment A Shares                    3,548      $ 52,541         2,480      $ 41,761          405      $  4,533
----------------------------------   ===========   ==========    ==========    ==========   ===========   ==========
Investment C Shares
----------------------------------
   Shares issued                            243      $  3,666            47      $    810           11      $    137
----------------------------------
   Dividends reinvested                      15           215             5            77            2            18
----------------------------------
   Shares redeemed                          (14)         (213)          (12)         (200)          (7)          (84)
----------------------------------   -----------   ----------    ----------    ----------   -----------   ----------
   Investment C Shares                      244      $  3,668            40      $    687            6      $     71
----------------------------------   ===========   ==========    ==========    ==========   ===========   ==========



For the year ended July 31, 1997:
----------------------------------
Investment A Shares
----------------------------------
   Shares issued                          1,990      $ 26,279         6,315**    $ 84,164**      2,956      $ 32,508
----------------------------------
   Dividends reinvested                     455         5,665           438         5,598          688         7,084
----------------------------------
   Shares redeemed                       (2,333)      (30,860)       (1,559)      (21,785)      (2,258)      (24,295)
----------------------------------   -----------   ----------    ----------    ----------   -----------   ----------
   Investment A Shares                      112      $  1,084         5,194      $ 67,977        1,386      $ 15,297
----------------------------------   ===========   ==========    ==========    ==========   ===========   ==========
Investment C Shares
----------------------------------
   Shares issued                             57      $    798            17      $    238           28      $    306
----------------------------------
   Dividends reinvested                       1            18             2            22            1             6
----------------------------------
   Shares redeemed                           (5)          (81)          (11)         (152)         (17)         (179)
----------------------------------   -----------   ----------    ----------    ----------   -----------   ----------
   Investment C Shares                       53      $    735             8      $    108           12      $    133
----------------------------------   ===========   ==========    ==========    ==========   ===========   ==========

**Includes acquired capital from Trust conversion in fiscal year end July 31, 1997.

Fountain Square Funds
--------------------------------------------------------------------------------

                                              Bond Fund                    Quality                U.S. Government
                                                 For                        Bond                    Securities
                                               Income                       Fund                       Fund
                                      ------------------------    ------------------------   ------------------------
                                         Shares        Amount       Shares        Amount       Shares        Amount
                                      -----------   ----------    ----------    ----------   -----------   ----------
For the year ended July 31, 1998:
----------------------------------
Investment A Shares
----------------------------------
   Shares issued                           3,843      $ 46,834         2,937      $ 29,113          761      $  7,450
----------------------------------
   Dividends reinvested                       77           936           320         3,166          108         1,058
----------------------------------
   Shares redeemed                        (1,372)      (16,738)       (1,745)      (17,260)        (990)       (9,689)
----------------------------------
                                      -----------   ----------    ----------    ----------   -----------   ----------
   Investment A Shares                     2,548      $ 31,032         1,512      $ 15,019         (121)     $ (1,181)
----------------------------------    ===========   ==========    ==========    ==========   ===========   ==========
Investment C Shares
----------------------------------
   Shares issued                              21      $    255            30      $    302            7      $     70
----------------------------------
   Dividends reinvested                        -             6             1            11            -             3
----------------------------------
   Shares redeemed                            (3)          (38)          (12)         (120)          (3)          (31)
----------------------------------    -----------   ----------    ----------    ----------   -----------   ----------
   Investment C Shares                        18      $    223            19      $    193            4      $     42
----------------------------------    ===========   ==========    ==========    ==========   ===========   ==========

For the year ended July 31, 1997:*
----------------------------------
Investment A Shares
----------------------------------
   Shares issued                          13,407**    $160,901**       2,642      $ 25,419        2,690**    $ 25,866**
----------------------------------
   Dividends reinvested                        3            31           295         2,837          128         1,236
----------------------------------
   Shares redeemed                          (526)       (6,355)       (2,382)      (22,952)      (1,686)      (16,264)
----------------------------------    -----------   ----------    ----------    ----------   -----------   ----------
   Investment A Shares                    12,884      $154,577           555      $  5,304        1,132      $ 10,838
----------------------------------    ===========   ==========    ==========    ==========   ===========   ==========
Investment C Shares
----------------------------------
   Shares issued                               9      $    107             6          $ 54            6      $     52
----------------------------------
   Dividends reinvested                        -             1             1             9            -             3
----------------------------------
   Shares redeemed                            (8)         (102)           (3)          (27)          (3)          (29)
----------------------------------    -----------   ----------    ----------    ----------   -----------   ----------
   Investment C Shares                         1      $      6             4      $     36            3      $     26
----------------------------------    ===========   ==========    ==========    ==========   ===========   ==========

 *Information for the Bond Fund For Income is from January 27, 1997
  (commencement of operations) to July 31, 1997.

**Includes acquired capital from Trust conversion in fiscal year end July 31, 1997.

Fountain Square Funds
--------------------------------------------------------------------------------

                                                        Municipal                     Ohio
                                                          Bond                      Tax Free
                                                          Fund                      Bond Fund
                                                ------------------------    ------------------------
                                                   Shares        Amount       Shares        Amount
                                                -----------   ----------    ----------    ----------
For the year ended July 31, 1998:
--------------------------------------------
Investment A Shares
--------------------------------------------
   Shares issued                                     2,708      $ 33,225         4,103      $ 42,242
--------------------------------------------
   Dividends reinvested                                 64           792           159         1,632
--------------------------------------------
   Shares redeemed                                  (1,426)      (17,501)       (2,256)      (23,210)
--------------------------------------------    -----------   ----------    ----------    ----------
   Investment A Shares                               1,346      $ 16,516         2,006      $ 20,664
--------------------------------------------    ===========   ==========    ==========    ==========

Investment C Shares*
--------------------------------------------
   Shares issued                                         -      $      -            40      $    408
--------------------------------------------
   Dividends reinvested                                  -             -             1            15
--------------------------------------------
   Shares redeemed                                      (1)          (11)           (8)          (87)
--------------------------------------------    -----------   ----------    ----------    ----------
   Investment C Shares                                  (1)     $    (11)           33      $    336
--------------------------------------------    ===========   ==========    ==========    ==========

For the year ended July 31, 1997:***
--------------------------------------------
Investment A Shares
--------------------------------------------
   Shares issued                                     9,251**    $111,101**      15,860**    $158,672**
--------------------------------------------
   Dividends reinvested                                  -             4            80           807
--------------------------------------------
   Shares redeemed                                  (1,011)      (12,156)       (3,117)      (31,424)
--------------------------------------------    -----------   ----------    ----------    ----------
   Investment A Shares                               8,240      $ 98,949        12,823      $128,055
--------------------------------------------    ===========   ==========    ==========    ==========

Investment C Shares
--------------------------------------------
   Shares issued                                        33      $    398            21      $    215
--------------------------------------------
   Dividends reinvested                                  -             1             -             3
--------------------------------------------
   Shares redeemed                                     (32)         (388)           (1)          (13)
--------------------------------------------    -----------   ----------    ----------    ----------
   Investment C Shares                                   1      $     11            20      $    205
--------------------------------------------    ===========   ==========    ==========    ==========

  *Information for Municipal Bond Fund Investment C Shares is from August 1,
   1997 to January 8, 1998. As of July 31, 1998, no shares or assets existed.

 **Includes acquired capital from Trust conversion in fiscal year end July 31, 1997.

***Information for the Municipal Bond Fund is from January 27, 1997
   (commencement of operations) to July 31, 1997.

(4) Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee--Fifth Third Bank, the investment advisor (the "Advisor"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets.

Heartland Capital Management, Inc., a wholly-owned subsidiary of Fifth Third Bancorp, is the investment advisor to the Pinnacle Fund (the "Pinnacle Fund Advisor") and receives for its services an annual investment advisory fee based on a percentage of that Fund's average daily net assets.

Morgan Stanley Asset Management, Inc. is the International Equity Fund's sub-advisor (the "Sub-Advisor"). The Advisor compensates the Sub-Advisor at a rate based on the International Equity Fund's average daily net assets.

Administrative Fee--BISYS Fund Services ("BISYS") serves as the Trust's administrator. The administrator generally assists in all aspects of the Trust's administration and operation including providing the Fund with certain administrative personnel and services necessary to operate the Fund. Pursuant to a separate agreement with BISYS, Fifth Third Bank performs sub-administrative services on behalf of the Funds including providing certain administrative personnel and services necessary to operate the Funds, for which it receives a fee from BISYS computed daily as a percentage of the daily net assets of the Funds. Under the terms of the administration agreement, BISYS' fees are computed

Fountain Square Funds
--------------------------------------------------------------------------------

daily as a percentage of the average net assets of the Trust for the period. Administration fees are computed at 0.20% of first $1 billion of net assets of the Trust, 0.18% of net assets of the Trust between $1 billion and $2 billion, and 0.17% of more than $2 billion of net assets of the Trust.

Distribution Services Fee--BISYS serves as the Trust's principal distributor (the "Distributor"). In accordance with Rule 12b-1 under the 1940 Act, the Trust entered into a Distribution Plan with the Distributor with respect to Investment A Shares and Investment C Shares. Under the Distribution Plan, the Funds may pay a fee to the Distributor. These fees may be used by BISYS to pay banks, including the investment advisor, broker dealers and other institutions, or to reimburse BISYS or its affiliates for administration, distribution and shareholder service assistance in connection with the distribution of Fund.

Administrative Services Fee--Effective April 23, 1996, the Trust entered into an Administrative Services Agreement with Fifth Third Bank with respect to Investment C Shares. Under the Plan, the Funds may make payments up to 0.25% of the average daily net asset value of Investment C Shares in exchange for certain administrative services for shareholders and for the maintenance of shareholder accounts.

Transfer and Dividend Disbursing Agent, Accounting and Custody Fees--Fifth Third Bank serves as transfer and dividend disbursing agent for the Trust for which it receives a fee. Fifth Third Bank sub-contracts the execution of the transfer and dividend disbursing agent functions to a non-affiliated entity. Fifth Third Bank handles the execution of the transfer and dividend disbursing agent functions.

Fifth Third Bank also maintains the Trust's accounting records except with respect to the International Equity Fund for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses. BISYS Fund Services provides accounting services for the International Equity Fund for a fee based on average net assets for the period.

Fifth Third Bank is the Trust's custodian for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

Certain Officers and Trustees of the Trust are Officers and Trustees of the above companies but are not paid any fees directly by the Trust for serving as Officers and Trustees of the Trust.

                                                   Quality                    Equity                                International
                                                   Growth       Pinnacle      Income       Balanced      Mid Cap       Equity
                                                    Fund          Fund         Fund          Fund         Fund          Fund
                                                -----------   ----------    ----------    ----------   -----------   ----------
(Amounts in thousands)
Investment Advisory Fees:
----------------------------------------------
Annual fee before voluntary fee
   reductions (percentage of average
   net assets)                                            0.80%         0.80%      0.80%       0.80%       0.80%       1.00%
----------------------------------------------
Administrative Fees:
----------------------------------------------
Voluntary fee reductions                             $      100     $      14  $     113   $     116   $     116   $       0
----------------------------------------------
Distribution Services Fees:
----------------------------------------------
Annual fee before voluntary fee
   reductions (percentage of average
   net assets) Investment A Shares                        0.35%         0.35%      0.35%       0.35%       0.35%       0.35%
   Investment C Shares                                    0.75%         0.75%      0.75%       0.75%       0.75%       0.75%
----------------------------------------------
Voluntary fee reductions - Investment A Shares       $    1,646     $      37  $     474   $     523   $     752   $     514
----------------------------------------------
Voluntary fee reductions - Investment C Shares               23            --          3          11           3           1
----------------------------------------------
Administrative Services Fees:
----------------------------------------------
Annual fee before voluntary fee
   reductions (percentage of average
   net assets) Investment C Shares                        0.25%         0.25%      0.25%       0.25%       0.25%       0.25%
----------------------------------------------

Fountain Square Funds
--------------------------------------------------------------------------------

                                                                               U.S.
                                                    Bond         Quality    Government     Municipal      Ohio
                                                  Fund For        Bond      Securities       Bond       Tax-Free
                                                   Income         Fund         Fund          Fund         Fund
                                                -----------   ----------    ----------    ----------   -----------
(Amounts in thousands)
Investment Advisory Fees:
----------------------------------------------
Annual fee before voluntary fee
   reductions (percentage of average
   net assets)                                         0.55%          0.55%          0.55%          0.55%          0.55%
----------------------------------------------
Voluntary fee reductions                            $     0        $     0        $    33        $     0        $     0
----------------------------------------------
Administrative Fees:
----------------------------------------------
Voluntary fee reductions                            $   111        $    99        $    42        $   108        $   142
----------------------------------------------
Distribution Services Fees:
----------------------------------------------
Annual fee before voluntary fee
   reductions (percentage of average
   net assets) Investment A Shares                     0.35%          0.35%          0.35%          0.35%          0.35%
   Investment C Shares                                 0.75%          0.75%          0.75%          0.75%          0.75%
----------------------------------------------
Voluntary fee reductions - Investment A Shares      $   597        $   346        $   145        $   376        $   623
----------------------------------------------
Administrative Services Fees:
----------------------------------------------
Annual fee before voluntary fee
   reductions (percentage of average
   net assets) Investment C Shares                     0.25%          0.25%          0.25%          0.25%          0.25%
----------------------------------------------

(5) Investment Transactions

Purchases and sales of investments, excluding short-term securities for the year ended July 31, 1998, were as follows (amounts in thousands):

                      Quality                           Equity                               Mid         International
                      Growth          Pinnacle          Income           Balanced            Cap            Equity
                       Fund             Fund             Fund              Fund             Fund             Fund
-----------------   -------------   --------------    -------------    -------------    --------------   --------------
Purchases             $270,619         $ 13,834         $ 64,985         $222,338          $118,921         $ 50,978
-----------------
Sales                 $206,199         $  5,757         $ 54,735         $189,748          $ 91,393         $ 68,539
-----------------

                                                           U.S.                               Ohio
                       Bond Fund         Quality        Government         Municipal        Tax Free
                          For             Bond          Securities           Bond             Bond
                        Income            Fund             Fund              Fund             Fund
-----------------   --------------   --------------    -------------    -------------    --------------
Purchases             $242,547         $280,978         $ 61,849         $130,713          $ 89,072
-----------------
Sales                 $197,205         $245,375         $ 62,609         $121,461          $ 70,880
-----------------

(6) Concentration of Credit Risk

The Ohio Tax Free Bond Fund invests a substantial proportion of its assets in debt obligations issued by the State of Ohio and its political subdivisions, agencies and public authorities. The Portfolio is more susceptible to factors adversely affecting issuers of Ohio municipal securities than a fund that is not concentrated in these issuers to the same extent.

Fountain Square Funds
--------------------------------------------------------------------------------


The International Equity Fund invests in equity and fixed income securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility or portfolio securities and currency holdings. The International Equity Fund has a relatively large concentration of securities invested in companies domiciled in Great Britain. The Fund may be more susceptible to the political, social and economic events adversely affecting the Great Britain companies than funds not so concentrated.

(7) Federal Income Tax Information (unaudited)

For corporate shareholders the following percentage of the total ordinary income distributions paid during the fiscal year ended July 31, 1998 qualify for the corporate dividends received deduction for the following funds:

                                                 Percentage
                                                 ----------
              Quality Growth Fund                   57.75%
              Pinnacle Fund                        100.00%
              Equity Income Fund                   100.00%
              Balanced Fund                         14.69%


During the fiscal year ended July 31, 1998 the Trust declared tax-exempt income distributions as follows (amounts in thousands):

                                           Tax-Exempt Distributions
                                           ------------------------
              Municipal Fund                        $4,463
              Ohio Tax Free Bond Fund                7,307

As of July 31, 1998, for federal income purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any (amounts in thousands):

                                                   Amount       Expires
                                                   --------------------
              International Equity Fund               $466        2006
              Quality Bond Fund                        450        2002
              U.S. Government Securities Fund          369        2003
                                                       997        2004

As of July 31, 1998, the Quality Bond Fund had a post October 31 deferral in the amount of $151 (amount in thousands).

During the fiscal year ended July 31, 1998 the Trust declared mid term capital gain distributions and long term capital gain distributions as follows (amounts in thousands):

                                           Mid-Term 28%         Long-Term 20%
                                         -----------------      ---------------
              Quality Growth Fund              $19,309             $14,058
              Pinnacle Fund                          -                 389
              Equity Income Fund                 5,232               6,889
              Balanced Fund                      5,143               4,486
              Mid Cap Fund                       7,292              12,589
              International Equity Fund          2,400               1,171
              Bond Fund For Income                 222                 394
              Ohio Tax Free Bond Fund              239                 427
              Municipal Bond Fund                  166                 480

Fountain Square Funds
--------------------------------------------------------------------------------


(8) Reorganization

The Trust entered an Agreement and Plan of Reorganization with the Pinnacle Fund pursuant to which all of the assets and liabilities of the Pinnacle Fund were transferred to a new portfolio of the Trust (the Fountain Square Pinnacle Fund). The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on March 9, 1998 following approval by shareholders of the Pinnacle Fund at special shareholder meeting held on February 27, 1998. Immediately before and after the reorganization the Pinnacle Fund and the Fountain Square Pinnacle Fund, respectively, had shares outstanding of 809, Net Assets of $24,714, Net Asset Value of $30.56, and Unrealized Appreciation of $9,452 (amounts in thousands).

(9) Subsequent Events

The Trust entered an Agreement and Plan of Reorganization with the Cardinal Funds pursuant to which all the assets and liabilities of each Cardinal portfolio will transfer to a portfolio of the Trust in exchange for shares of the corresponding portfolio of the Trust. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on September 21, 1998 and was approved by shareholders of the Cardinal Funds at a special shareholder meeting held on July 24, 1998.

Fountain Square Quality Growth Fund
Financial Highlights
--------------------------------------------------------------------------------

(For a share outstanding throughout each period)

                                                                     Quality Growth Fund
                                       ----------------------------------------------------------------------------------------
                                                                     Period Ended July 31,
                                       ----------------------------------------------------------------------------------------
                                                1998                  1997                  1996            1995       1994
                                       --------------------- --------------------- ---------------------- ---------------------
                                       Investor A Investor C Investor A Investor C Investor A Investor C* Investor A Investor A
                                       ---------- ---------- ---------- ---------- ---------- ----------- ---------- ----------
Net asset value, beginning
  of period                               $19.23     $19.18     $13.16     $13.16     $11.79      $13.37      $9.70      $9.54
-------------------------------------  ---------- ---------- ---------- ---------- ---------- ----------- ---------- ----------
Income from investment
  operations
-------------------------------------
  Net investment income (loss)              0.03      (0.07)      0.08      (0.03)      0.12          --       0.14       0.13
-------------------------------------  ---------- ---------- ---------- ---------- ---------- ----------- ---------- ----------
  Net realized and unrealized
   gains (losses) on investments            2.49       2.45       6.75       6.72       1.37       (0.21)      2.09       0.17
-------------------------------------  ---------- ---------- ---------- ---------- ---------- ----------- ---------- ----------
  Total from investment
   operations                               2.52       2.38       6.83       6.69       1.49       (0.21)      2.23       0.30
-------------------------------------  ---------- ---------- ---------- ---------- ---------- ----------- ---------- ----------
Less distributions
-------------------------------------
  Dividends to shareholders
   from net investment income              (0.03)        --      (0.09)        --      (0.12)         --      (0.14)     (0.13)
-------------------------------------
  Distributions to shareholders
   from net realized gains on
   investment transactions                 (1.46)     (1.46)     (0.67)     (0.67)        --          --         --         --
-------------------------------------
  Distributions to shareholders
   in excess of net investment
   income (a)                                 --         --         --         --         --          --         --      (0.01)
-------------------------------------
  Total distributions                      (1.49)     (1.46)     (0.76)     (0.67)     (0.12)         --      (0.14)     (0.14)
-------------------------------------  ---------- ---------- ---------- ---------- ---------- ----------- ---------- ----------
Net asset value, end of period            $20.26     $20.10     $19.23     $19.18     $13.16      $13.16     $11.79      $9.70
-------------------------------------  ========== ========== ========== ========== ========== =========== ========== ==========
Total return**                             14.12%     13.41%     54.02%     52.79%     12.69%      12.50%(d)  23.21%      3.17%
-------------------------------------
Ratios to Average Net Assets
-------------------------------------
  Expenses                                  1.00%      1.63%      1.00%      1.75%      0.99%       1.77%(c)   1.00%      1.00%
-------------------------------------
  Net investment income (loss)              0.10%     (0.54%)     0.45%     (0.32%)     0.98%       0.26%(c)   1.44%      1.42%
-------------------------------------
  Expense waiver/
     reimbursement (b)                      0.37%      0.39%      0.36%      0.26%      0.03%       0.06%(c)   0.05%      0.03%
-------------------------------------
Supplemental data
-------------------------------------
  Net assets, end of period
   (000 omitted)                         $520,068     $8,357   $399,683     $3,146   $134,469        $420    $82,594    $69,648
-------------------------------------
  Portfolio turnover rate (e)                 45%        45%        37%        37%        37%         37%        34%        37%
-------------------------------------

 *Reflects operations for the period from April 25, 1996 (date of commencement of operations) to July 31, 1996.

**Based on net asset value, which does not reflect the sales load.

(a) These distributions did not represent a return of capital for federal tax purposes for the year ended July 31, 1994.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c)  Annualized.

(d) Represents total return for Investment A Shares for the period from August 1, 1995 to April 24, 1996 plus the total return for the Investment C Shares for the period from April 25, 1996 to July 31, 1996.

(e) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Pinnacle Fund
Financial Highlights
-------------------------------------------------------------------------------

(For a share outstanding throughout each period)

                                                                           Pinnacle Fund***
                                        -------------------------------------------------------------------------------------
                                                                         Period Ended July 31,
                                        -------------------------------------------------------------------------------------
                                                 1998               1997         1996         1995       1994         1993
                                        ----------------------   ----------   ----------   ---------------------   ----------
                                        Investor A* Investor C** Investor A   Investor A   Investor A Investor A   Investor A
                                        ----------  ----------   ----------   ----------   ---------- ----------   ----------
Net asset value, beginning
  of period                                 $27.71      $30.16       $23.96       $22.47       $18.83     $21.15       $21.83
-------------------------------------   ----------  ----------   ----------   ----------   ---------- ----------   ----------
Income from investment
  operations
-------------------------------------
  Net investment income (loss)               (0.02)      (0.04)        0.13         0.05         0.11       0.09         0.10
-------------------------------------
  Net realized and unrealized
   gains (losses) on investments              5.13        2.16         8.25         5.04         6.54      (0.34)        0.62
-------------------------------------   ----------  ----------   ----------   ----------   ---------- ----------   ----------
  Total from investment
   operations                                 5.11        2.12         8.38         5.09         6.65      (0.25)        0.72
-------------------------------------   ----------  ----------   ----------   ----------   ---------- ----------   ----------
Less distributions
-------------------------------------
  Dividends to shareholders
   from net investment income                   --          --        (0.13)       (0.05)       (0.11)     (0.09)       (0.10)
-------------------------------------
  Distributions to shareholders
   from net realized gains on
   investment transactions                   (0.47)         --        (4.50)       (3.55)       (2.90)     (1.98)       (1.30)
-------------------------------------   ----------  ----------   ----------   ----------   ---------- ----------   ----------
  Total distributions                        (0.47)         --        (4.63)       (3.60)       (3.01)     (2.07)       (1.40)
-------------------------------------   ----------  ----------   ----------   ----------   ---------- ----------   ----------
Net asset value, end of period              $32.35      $32.28       $27.71       $23.96       $22.47     $18.83       $21.15
-------------------------------------   ==========  ==========   ==========   ==========   ========== ==========   ==========
Total return (e)                            18.58%(c)    7.07%(c)    35.40%       22.50%       35.40%     (1.10%)       3.30%
-------------------------------------
Ratios to Average Net Assets
-------------------------------------
  Expenses                                   1.28%(b)    2.17%(b)     1.12%        1.16%        1.14%      1.15%        1.17%
-------------------------------------
  Net investment income (loss)              (0.12%)(b)  (0.84%)(b)    0.46%        0.18%        0.44%      0.41%        0.46%
-------------------------------------
  Expense waiver/
    reimbursement (a)                        0.30%(b)    0.42%(b)     0.00%        0.00%        0.00%      0.00%        0.00%
-------------------------------------
Supplemental data
-------------------------------------
  Net assets, end of period
   (000 omitted)                           $35,549        $922      $22,272      $16,491      $14,673    $13,014      $15,135
-------------------------------------
  Portfolio turnover rate (d)                  38%(b)      38%(b)       50%          44%          68%        91%          85%
-------------------------------------

***Reflects operations for the period from January 1, 1998 to July 31, 1998.

***Reflects operations for the period from March 9, 1998 (commencement of operations) to July 31, 1998.

***Information for the period prior to March 9, 1998 is for the Pinnacle Fund, the predecessor fund of the Fountain Square Pinnacle Fund.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Not annualized.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) Based on net asset value, which does not reflect the sales load.



(See Notes which are an integral part of the Financial Statements)

Fountain Square Equity Income Fund
Financial Highlights
--------------------------------------------------------------------------------

(For a share outstanding throughout each period)

                                                       Equity Income Fund
                                        -----------------------------------------------
                                                      Period Ended July 31,
                                        -----------------------------------------------
                                                  1998                      1997*
                                        ----------------------- -----------------------
                                        Investor A  Investor C  Investor A  Investor C
                                        ----------- ----------- ----------- -----------
Net asset value, beginning
    of period                               $14.44      $14.45      $12.00      $12.00
--------------------------------------  ----------- -----------  ---------- -----------
Income from investment
    operations
--------------------------------------
    Net investment income (loss)              0.26        0.17        0.15        0.10
--------------------------------------
    Net realized and unrealized
      gains (losses) on investments           2.43        2.41        2.43        2.45
--------------------------------------  ----------- -----------  ---------- -----------
    Total from investment
      operations                              2.69        2.58        2.58        2.55
--------------------------------------  ----------- -----------  ---------- -----------
Less distributions
--------------------------------------
    Dividends to shareholders
      from net investment income             (0.27)      (0.16)      (0.14)      (0.10)
--------------------------------------
    Distributions to shareholders
      from net realized gains on
      investment transactions                (1.48)      (1.48)         --          --
--------------------------------------
    Distributions to shareholders
      in excess of net investment
      income                                    --          --          --          --
--------------------------------------  ----------- -----------  ---------- -----------
    Total distributions                      (1.75)      (1.64)      (0.14)      (0.10)
--------------------------------------  ----------- -----------  ---------- -----------
Net asset value, end of period              $15.38      $15.39      $14.44      $14.45
--------------------------------------  =========== ===========  ========== ===========
Total return**                              19.57%      18.72%      21.64%(c)   21.30%(c)
--------------------------------------
Ratios to Average Net Assets
--------------------------------------
    Expenses                                 1.01%       1.57%       1.06%(b)    1.81%(b)
--------------------------------------
    Net investment income (loss)             1.73%       1.21%       2.32%(b)    1.56%(b)
--------------------------------------
    Expense waiver/
       reimbursement (a)                     0.43%       0.52%       0.42%(b)    0.26%(b)
--------------------------------------
Supplemental data
--------------------------------------
    Net assets, end of period
       (000 omitted)                      $150,404        $968    $120,324         $92
--------------------------------------
    Portfolio turnover rate (d)                41%         41%         28%(b)      28%(b)
--------------------------------------

 *Reflects operations for the period from January 27, 1997 (date of commencement of operations) to July 31, 1997.

**Based on net asset value, which does not reflect the sales load.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b)  Annualized.

(c) Not annualized.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Balanced Fund
Financial Highlights
--------------------------------------------------------------------------------

(For a share outstanding throughout each period)

                                                                               Balanced Fund
                                      -------------------------------------------------------------------------------------------
                                                                         Period Ended July 31,
                                      -------------------------------------------------------------------------------------------
                                               1998                   1997                   1996              1995       1994
                                      --------------------- ----------------------  ---------------------- ----------------------
                                      Investor A Investor C Investor A Investor C   Investor A Investor C* Investor A Investor A
                                      ---------- ---------- ---------- -----------  ---------- ----------- ---------- -----------
Net asset value, beginning
    of period                             $15.33     $15.34     $11.75     $11.75       $11.28     $12.13       $9.70      $9.78
------------------------------------  ---------- ---------- ---------- -----------  ---------- ----------- ---------- -----------
Income from investment
    operations
------------------------------------
    Net investment income (loss)            0.27       0.17       0.27       0.16         0.27       0.05        0.28       0.26
------------------------------------
    Net realized and unrealized
      gains (losses) on investments         0.92       0.92       4.06       4.08         0.47      (0.39)       1.57      (0.06)
------------------------------------  ---------- ---------- ---------- -----------  ---------- ----------- ---------- -----------
    Total from investment
      operations                            1.19       1.09       4.33       4.24         0.74      (0.34)       1.85       0.20
------------------------------------  ---------- ---------- ---------- -----------  ---------- ----------- ---------- -----------
Less distributions
------------------------------------
    Dividends to shareholders
      from net investment income           (0.28)     (0.17)     (0.26)     (0.16)       (0.27)     (0.04)      (0.27)     (0.26)
------------------------------------
    Distributions to shareholders
      from net realized gains on
      investment transactions              (1.25)     (1.25)     (0.49)     (0.49)           -          -           -          -
------------------------------------
    Distributions to shareholders
      in excess of net investment
      income (a)                               -          -          -          -            -          -           -      (0.02)
------------------------------------  ---------- ---------- ---------- -----------  ---------- ----------- ---------- -----------
    Total distributions                    (1.53)     (1.42)     (0.75)      (0.65)      (0.27)     (0.04)      (0.27)     (0.28)
------------------------------------  ---------- ---------- ---------- -----------  ---------- ----------- ---------- -----------
Net asset value, end of period            $14.99     $15.01     $15.33      $15.34      $11.75     $11.75      $11.28      $9.70
------------------------------------  ========== ========== ========== ===========  ========== =========== ========== ===========
Total return**                             8.41%      7.67%     38.45%      37.52%       6.52%      6.32%(f)   19.37%      2.02%
------------------------------------
Ratios to Average Net Assets
------------------------------------
    Expenses                               1.00%      1.58%       1.00%      1.75%       1.00%      1.78%(c)    1.00%      1.00%
------------------------------------
    Net investment income (loss)           1.84%      1.24%       2.05%      1.30%       2.31%      1.60%(c)    2.73%      2.64%
------------------------------------
    Expense waiver/
       reimbursement (b)                   0.43%      0.49%       0.40%      0.30%       0.06%      0.07%(c)    0.06%      0.06%
------------------------------------
Supplemental data
------------------------------------
    Net assets, end of period
      (000 omitted)                     $173,177     $4,796    $122,765     $1,155     $92,808       $264     $58,075    $59,363
------------------------------------
    Portfolio turnover rate (e)             135%       135%        101%       101%         61%        61%         58%        53%
------------------------------------

 *Reflects operations for the period from April 25, 1996 (date of commencement of operations) to July 31, 1996.

**Based on net asset value, which does not reflect the sales load.

(a) These distributions did not represent a return of capital for federal tax purposes for the year ended July 31, 1994.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c)  Annualized.

(d) Not annualized.

(e) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(f) Represents total return for Investment A shares for the period from August 1, 1995 to April 24, 1996 plus the total return for Investment C shares for the period from April 25, 1996 to July 31, 1996.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Mid Cap Fund
Financial Highlights
------------------------------------------------------------------------------

(For a share outstanding throughout each period)

                                                                               Mid Cap Fund
                                    ----------------------------------------------------------------------------------------------
                                                                           Period Ended July 31,
                                    ----------------------------------------------------------------------------------------------
                                             1998                    1997                   1996               1995        1994
                                    ----------------------  ---------------------- ----------------------   ----------  ----------
                                    Investor A  Investor C  Investor A  Investor C Investor A Investor C*   Investor A  Investor A
                                    ----------  ----------  ----------  ---------- ---------- -----------   ----------  ----------
Net asset value, beginning
    of period                       $   16.98   $   16.88   $   12.60   $   12.59  $   12.59   $   13.72     $   10.10   $    9.68
----------------------------------- ---------   ---------   ---------   ---------  ---------   ---------     ---------   ---------
Income from investment operations
-----------------------------------
    Net investment income (loss)        (0.03)      (0.05)       0.02       (0.07)      0.06       (0.01)         0.08        0.06
-----------------------------------                                                                                      ---------
    Net realized and unrealized
      gains (losses) on investments      0.98        0.89        5.55        5.51       0.11       (1.12)         2.48        0.43
----------------------------------- ---------   ---------   ---------   ---------  ---------   ---------     ---------   ---------
    Total from investment
      operations                         0.95        0.84        5.57        5.44       0.17       (1.13)         2.56        0.49
----------------------------------- ---------   ---------   ---------   ---------  ---------   ---------     ---------   ---------
Less distributions
-----------------------------------
    Dividends to shareholders
      from net investment income           --          --       (0.02)         --      (0.07)         --         (0.07)      (0.07)
----------------------------------- ---------   ---------   ---------   ---------  ---------   ---------     ---------   ---------
    Distributions to shareholders
      from net realized gains on
      investment transactions           (1.74)      (1.74)      (1.15)      (1.15)     (0.09)         --            --          --
----------------------------------- ---------   ---------   ---------   ---------  ---------   ---------     ---------   ---------
    Distributions to shareholders
      in excess of net investment
      income                               --          --       (0.02)         --         --          --            --          --
----------------------------------- ---------   ---------   ---------   ---------  ---------   ---------     ---------   ---------
    Total distributions                 (1.74)      (1.74)      (1.19)      (1.15)     (0.16)         --         (0.07)      (0.07)
----------------------------------- ---------   ---------   ---------   ---------  ---------   ---------     ---------   ---------
Net asset value, end of period      $   16.19   $   15.98   $   16.98   $   16.88  $   12.60   $   12.59     $   12.59   $   10.10
----------------------------------- =========   =========   =========   =========  =========   =========     =========   =========
Total return**                          5.69%       5.03%      47.17%      46.05%      1.27%       1.11%(c)     25.45%       5.07%
----------------------------------- ---------   ---------   ---------   ---------  ---------   ---------     ---------   ---------
Ratios to Average Net Assets
-----------------------------------
    Expenses                            1.01%       1.61%       1.00%       1.75%      1.00%       1.78%(b)      1.00%       1.00%
-----------------------------------
    Net investment income (loss)       (0.19%)     (0.81%)      0.10%      (0.62%)     0.42%      (0.51%)(b)     0.77%       0.60%
-----------------------------------
    Expense waiver/
       reimbursement (a)                0.40%       0.44%       0.37%       0.27%      0.06%       0.06%(b)      0.18%       0.33%
-----------------------------------
Supplemental data
-----------------------------------
    Net assets, end of period
      (000 omitted)                 $ 217,547   $   1,049   $ 186,066   $     439  $  72,663   $     229     $  47,184   $  30,210
-----------------------------------
    Portfolio turnover rate (d)           44%         44%         52%         52%        54%         54%           23%         44%
-----------------------------------

**Reflects operations for the period from April 24, 1996 (date of initial public investment) to July 31, 1996.

**Based on net asset value, which does not reflect the sales load.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Represents total return for Investment A shares for the period from August 1, 1995 to April 23, 1996 plus the total return for Investment C shares for the period from April 24, 1996 to July 31, 1996.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fountain Square International Equity Fund
Financial Highlights
--------------------------------------------------------------------------------

(For a share outstanding throughout each period)


                                                                     International Equity Fund
                                       --------------------------------------------------------------------------------------
                                                                        Period Ended July 31,
                                       --------------------------------------------------------------------------------------
                                                 1998                    1997                      1996              1995
                                        ----------------------  ----------------------  ------------------------  -----------
                                        Investor A  Investor C  Investor A  Investor C  Investor A  Investor C**  Investor A*
                                        ----------  ----------  ----------  ----------  ----------  ------------  -----------
Net asset value, beginning
    of period                             $12.05      $12.01      $10.74      $10.71       $9.83       $11.21        $10.00
--------------------------------------  ----------  ----------  ----------  ----------  ----------  ------------  -----------
Income from investment
    operations
--------------------------------------
    Net investment income (loss)            0.09       (0.06)       0.04       (0.02)       0.01         0.01          0.05
--------------------------------------
    Net realized and unrealized
      gains (losses) on investments         1.31        1.39        2.15        2.16        0.90        (0.51)        (0.22)
--------------------------------------  ----------  ----------  ----------  ----------  ----------  ------------  -----------
    Total from investment
      operations                            1.40        1.33        2.19        2.14        0.91        (0.50)        (0.17)
--------------------------------------  ----------  ----------  ----------  ----------  ----------  ------------  -----------
Less distributions
--------------------------------------
    Dividends to shareholders
      from net investment income           (0.59)      (0.53)      (0.66)      (0.46)         --           --            --
--------------------------------------
    Distributions to shareholders
      from net realized gains on
      investment transactions              (0.30)      (0.30)      (0.06)      (0.06)         --           --            --
--------------------------------------
    Distributions to shareholders
      in excess of net investment
      income                                  --          --       (0.16)      (0.32)         --           --            --
--------------------------------------  ----------  ----------  ----------  ----------  ----------  ------------  -----------
    Total distributions                    (0.89)      (0.83)      (0.88)      (0.84)         --           --            --
--------------------------------------  ----------  ----------  ----------  ----------  ----------  ------------  -----------
Net asset value, end of period            $12.56      $12.51      $12.05      $12.01      $10.74       $10.71         $9.83
--------------------------------------  ==========  ==========  ==========  ==========  ==========  ============  ===========
Total return***                           13.29%      12.57%      21.78%      21.25%       9.26%        8.95%(c)     (1.70%)(c)
--------------------------------------
Ratios to Average Net Assets
--------------------------------------
    Expenses                               1.47%       2.22%       1.38%       2.13%       1.61%        2.34%(b)      1.65%(b)
--------------------------------------
    Net investment income (loss)           0.66%      (0.09%)      0.39%      (0.28%)      0.32%        0.76%(b)      0.62%(b)
--------------------------------------
    Expense waiver/
       reimbursement (a)                   0.35%       0.25%       0.35%       0.25%       0.05%           --         0.07%(b)
--------------------------------------
Supplemental data
--------------------------------------
    Net assets, end of period
      (000 omitted)                     $163,297        $291    $151,728        $210    $120,349          $57       $86,442
--------------------------------------
    Portfolio turnover rate (d)              39%         39%         60%         60%         41%          41%           54%
--------------------------------------


  *Reflects operations for the period from August 19, 1994 (date of initial public investment) to July 31, 1995.

 **Reflects operations for the period from April 25, 1996 (date of initial public investment) to July 31, 1996.

***Based on net asset value, which does not reflect the sales load.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b)  Annualized.

(c)  Not annualized.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Bond Fund For Income
Financial Highlights
-------------------------------------------------------------------------------

(For a share outstanding throughout each period)

                                                          Bond Fund For Income
                                        --------------------------------------------------------
                                                          Period Ended July 31,
                                        --------------------------------------------------------
                                                  1998                          1997
                                        --------------------------   ---------------------------
                                        Investor A   Investor C***   Investor A*     Investor C*
                                        ----------   -------------   -----------     -----------
Net asset value, beginning
    of period                           $    12.19    $     12.18    $     12.00     $     12.00
--------------------------------------  ----------    -----------    -----------     -----------
Income from investment operations
--------------------------------------
    Net investment income (loss)              0.68           0.60           0.37           (0.01)
--------------------------------------
    Net realized and unrealized
      gains (losses) on investments           0.06           0.05           0.18            0.50
--------------------------------------  ----------    -----------    -----------     -----------
    Total from investment operations          0.74           0.65           0.55            0.49
--------------------------------------  ----------    -----------    -----------     -----------
Less distributions
--------------------------------------
    Dividends to shareholders
      from net investment income             (0.69)         (0.59)         (0.36)          (0.22)
--------------------------------------
    Distributions to shareholders
      from net realized gains on
      investment transactions                (0.05)         (0.05)            --              --
--------------------------------------
    Distributions to shareholders
      in excess of net investment
      income                                    --             --             --           (0.09)
--------------------------------------  ----------    -----------    -----------     -----------
    Total distributions                      (0.74)         (0.64)         (0.36)          (0.31)
--------------------------------------  ----------    -----------    -----------     -----------
Net asset value, end of period          $    12.19    $     12.19    $     12.19     $     12.18
--------------------------------------  ==========    ===========    ===========     ===========
Total return**                                6.23%          5.50%          4.64%(c)        4.18%(c)
--------------------------------------
Ratios to Average Net Assets
--------------------------------------
    Expenses                                  0.75%          1.34%          0.79%(b)        1.54%(b)
--------------------------------------
    Net investment income (loss)              5.54%          4.89%          6.08%(b)        4.20%(b)
--------------------------------------
    Expense waiver/reimbursement (a)          0.42%          0.32%          0.42%(b)        0.26%(b)
--------------------------------------
Supplemental data
--------------------------------------
    Net assets, end of period
       (000 omitted)                    $  188,071    $       230    $   157,108     $         6
--------------------------------------
    Portfolio turnover rate (d)                127%           127%           157%(b)         157%(b)
--------------------------------------

  *Reflects operations for the period from January 27, 1997 (date of commencement of operations) to July 31, 1997.

 **Based on net asset value, which does not reflect the sales load.

***Per share information is calculated using the average share method.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Not annualized.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Quality Bond Fund
Financial Highlights
--------------------------------------------------------------------------------

(For a share outstanding throughout each period)


                                                                        Quality Bond Fund
                                  -----------------------------------------------------------------------------------------------
                                                                      Period Ended July 31,
                                  -----------------------------------------------------------------------------------------------
                                            1998                    1997                    1996              1995        1994
                                  ----------------------  ----------------------  -----------------------  ----------------------
                                  Investor A  Investor C  Investor A  Investor C  Investor A  Investor C*  Investor A  Investor A
                                  ----------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
Net asset value, beginning
   of period                        $9.85        $9.86       $9.52       $9.53       $9.72       $9.62        $9.55      $10.29
--------------------------------  ----------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
Income from investment
   operations
--------------------------------
   Net investment income (loss)      0.54         0.48        0.55        0.49        0.56        0.14         0.64        0.57
--------------------------------
   Net realized and unrealized
      gains (losses) on
      investments                    0.12         0.09        0.32        0.32       (0.19)      (0.08)        0.17       (0.69)
--------------------------------  ----------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
   Total from investment
     operations                      0.66         0.57        0.87        0.81        0.37        0.06         0.81       (0.12)
--------------------------------  ----------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
Less distributions
--------------------------------
   Dividends to shareholders
      from net investment income    (0.55)       (0.48)      (0.54)      (0.48)      (0.57)      (0.15)       (0.64)      (0.59)
--------------------------------
   Distributions to shareholders
      from net realized gains on
      investment transactions           -           -            -           -           -           -            -       (0.03)
--------------------------------
   Distributions to shareholders
      in excess of net investment
      income                            -           -            -           -           -           -            -           -
--------------------------------  ----------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
   Total distributions              (0.55)      (0.48)       (0.54)      (0.48)      (0.57)      (0.15)       (0.64)      (0.62)
--------------------------------  ----------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
Net asset value, end of period      $9.96       $9.95        $9.85       $9.86       $9.52       $9.53        $9.72       $9.55
--------------------------------  ==========  ==========  ==========  ==========  ==========  ===========  ==========  ==========
Total return**                      6.91%       5.92%        9.43%       8.68%       3.86%       3.71%(c)     8.89%      (1.25%)
--------------------------------
Ratios to Average Net Assets
   Expenses                         0.75%       1.50%        0.75%       1.50%       0.75%       1.52%(b)     0.75%       0.75%
--------------------------------
   Net investment income (loss)     5.50%       4.76%        5.71%       4.97%       5.80%       5.03%(b)     6.72%       5.76%
   Expense waiver/
      reimbursement (a)             0.45%       0.35%        0.41%       0.31%       0.06%       0.09%(b)     0.09%       0.11%
--------------------------------
Supplemental data
--------------------------------
   Net assets, end of period
     (000 omitted)               $107,794        $399      $91,789        $204     $83,422        $162      $55,767     $47,272
--------------------------------
   Portfolio turnover rate (d)       279%        279%         181%        181%        117%        117%         138%        112%
--------------------------------


*Reflects operations for the period from April 25, 1996 (date of commencement of operations) to July 31, 1996.

**Based on net asset value, which does not reflect the sales load.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b)  Annualized.

(c) Represents total return for Investment A Shares for the period from August 1, 1995 to April 24, 1996 plus the total return for the Investment C Shares for the period from April 25, 1996 to July 31, 1996.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fountain Square U.S. Government Securities Fund
Financial Highlights
--------------------------------------------------------------------------------

(For a share outstanding throughout each period)


                                                                      U.S. Government Securities Fund
                                     -----------------------------------------------------------------------------------------------
                                                                           Period Ended July 31,
                                     -----------------------------------------------------------------------------------------------
                                              1998                    1997                    1996               1995        1994
                                     ----------------------  ----------------------  -----------------------  ----------------------
                                     Investor A  Investor C  Investor A  Investor C  Investor A  Investor C*  Investor A  Investor A
                                     ----------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
Net asset value, beginning
    of period                           $9.75       $9.75       $9.55       $9.56       $9.77       $9.65        $9.64      $10.21
-----------------------------------  ----------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
Income from investment
    operations
-----------------------------------
    Net investment income (loss)         0.52        0.46        0.54        0.46        0.55        0.16         0.58        0.51
-----------------------------------
    Net realized and unrealized
      gains (losses) on investments      0.07        0.04        0.19        0.19       (0.20)      (0.10)        0.13       (0.49)
-----------------------------------  ----------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
    Total from investment
      operations                         0.59        0.50        0.73        0.65        0.35        0.06         0.71        0.02
-----------------------------------  ----------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
Less distributions
-----------------------------------
    Dividends to shareholders
      from net investment income        (0.52)      (0.45)      (0.53)      (0.46)      (0.57)      (0.15)       (0.58)      (0.57)
-----------------------------------
    Distributions to shareholders
      from net realized gains on
      investment transactions              --          --          --          --          --          --           --       (0.02)
-----------------------------------  ----------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
    Total distributions                 (0.52)      (0.45)      (0.53)      (0.46)      (0.57)      (0.15)       (0.58)      (0.59)
-----------------------------------  ----------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
Net asset value, end of period          $9.82       $9.80       $9.75       $9.75       $9.55       $9.56        $9.77       $9.64
-----------------------------------  ==========  ==========  ==========  ==========  ==========  ===========  ==========  ==========
Total return**                          6.17%       5.19%       7.83%       6.92%       3.63%       3.48%(c)     7.66%       0.11%
-----------------------------------
Ratios to Average Net Assets
-----------------------------------
    Expenses                            0.75%       1.50%       0.75%       1.50%       0.75%       1.52%(b)     0.75%       0.75%
-----------------------------------
    Net investment income (loss)        5.30%       4.56%       5.56%       4.82%       5.67%       4.80%(b)     5.98%       5.17%
-----------------------------------
    Expense waiver/
       reimbursement (a)                0.53%       0.43%       0.50%       0.40%       0.29%       0.37%(b)     0.39%       0.18%
-----------------------------------
Supplemental data
-----------------------------------
    Net assets, end of period
      (000 omitted)                   $41,550        $118     $42,414         $75     $30,754         $49      $25,054     $29,107
-----------------------------------
    Portfolio turnover rate (d)          155%        155%        169%        169%        103%        103%         115%         55%
-----------------------------------


*Reflects operations for the period from April 24, 1996 (date of commencement of operations) to July 31, 1996.

**Based on net asset value, which does not reflect the sales load.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Represents total return for Investment A Shares for the period from August 1, 1995 to April 23, 1996 plus the total return for the Investment C Shares for the period from April 24, 1996 to July 31, 1996.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Municipal Bond Fund
Financial Highlights
-------------------------------------------------------------------------------

(For a share outstanding throughout each period)


                                                         Municipal Bond Fund
                                        ------------------------------------------------------
                                                        Period Ended July 31,
                                        ------------------------------------------------------
                                                   1998                         1997
                                        -------------------------     ------------------------
                                        Investor A  Investor C***     Investor A*  Investor C*
                                        ----------  -------------     -----------  -----------
Net asset value, beginning
    of period                            $12.33        $12.33            $12.00       $12.00
------------------------------------- -----------  -----------       -----------  -----------
Income from investment
    operations
-------------------------------------
    Net investment income (loss)           0.50          0.18              0.28        (0.20)
-------------------------------------
    Net realized and unrealized
      gains (losses) on investments        0.01          0.07              0.32         0.75
------------------------------------- -----------  -----------       -----------  -----------
    Total from investment
      operations                           0.51          0.25              0.60         0.55
------------------------------------- -----------  -----------       -----------  -----------
Less distributions
-------------------------------------
    Dividends to shareholders
      from net investment income          (0.51)        (0.18)            (0.27)       (0.16)
-------------------------------------
    Distributions to shareholders
      from net realized gains on
      investment transactions             (0.09)        (0.09)               --           --
-------------------------------------
    Distributions to shareholders
      in excess of net investment
      income                                 --            --                --        (0.06)
------------------------------------- -----------  -----------       -----------  -----------
    Total distributions                   (0.60)        (0.27)            (0.27)       (0.22)
------------------------------------- -----------  -----------       -----------  -----------
Net asset value, end of period           $12.24        $12.31            $12.33       $12.33
------------------------------------- ===========  ===========       ===========  ===========
Total return**                            4.28%         2.03%(c)          5.04%(c)     4.65%(c)
-------------------------------------
Ratios to Average Net Assets
-------------------------------------
    Expenses                              0.76%         1.51%(b)          0.81%(b)     1.56%(b)
-------------------------------------
    Net investment income (loss)          4.09%         3.41%(b)          4.44%(b)     3.09%(b)
-------------------------------------
    Expense waiver/
       reimbursement (a)                  0.45%         0.37%(b)          0.42%(b)     0.26%(b)
-------------------------------------
Supplemental data
-------------------------------------
    Net assets, end of period
       (000 omitted)                   $117,333        $   --          $101,616          $11
-------------------------------------
    Portfolio turnover rate (d)            121%          121%               63%(b)       63%(b)
-------------------------------------


*Reflects operations for the period from January 27, 1997 (date of commencement of operations) to July 31, 1997.

**Based on net asset value, which does not reflect the sales load.

***Reflects operations for the period from August 1, 1997 to January 8, 1998. As of July 31, 1998, no shares or assets existed in the Municipal Bond Fund Investment C Shares. The ending net asset value is the last NAV for a share redeemed on January 8, 1998. The Municipal Bond Fund Investment C Shares continue to be open for investment with an offering price equal to the Municipal Bond Fund Investment A Shares. Per share information is calculated using the average share method for Investment C Shares.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Not annualized.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (See Notes which are an integral part of the Financial Statements)

Fountain Square Ohio Tax Free Bond Fund
Financial Highlights
--------------------------------------------------------------------------------

(For a share outstanding throughout each period)


                                                                          Ohio Tax Free Bond Fund
                                     -----------------------------------------------------------------------------------------------
                                                                           Period Ended July 31,
                                     -----------------------------------------------------------------------------------------------
                                              1998                    1997                     1996              1995        1994
                                     ----------------------  ----------------------  -----------------------  ----------------------
                                     Investor A  Investor C  Investor A  Investor C  Investor A  Investor C*  Investor A  Investor A
                                     ----------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
Net asset value, beginning
    of period                          $10.31     $10.31       $10.01      $10.00      $9.99        $10.02       $9.75       $9.95
-----------------------------------  ----------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
Income from investment
    operations
-----------------------------------
    Net investment income (loss)         0.42       0.35         0.43        0.36       0.40          0.10        0.42        0.40
-----------------------------------
    Net realized and unrealized
      gains (losses) on investments      0.02       0.01         0.30        0.31       0.03         (0.01)       0.24       (0.21)
-----------------------------------  ----------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
    Total from investment
      operations                         0.44       0.36         0.73        0.67       0.43          0.09        0.66        0.19
-----------------------------------  ----------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
Less distributions
-----------------------------------
    Dividends to shareholders
      from net investment income        (0.42)     (0.35)       (0.43)      (0.35)     (0.41)        (0.11)      (0.42)      (0.39)
-----------------------------------
    Distributions to shareholders
      from net realized gains on
      investment transactions           (0.04)     (0.04)          --          --         --            --          --          --
-----------------------------------
    Distributions to shareholders
      in excess of net investment
      income                               --         --           --       (0.01)        --            --          --          --
-----------------------------------  ----------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
    Total distributions                 (0.46)     (0.39)       (0.43)      (0.36)     (0.41)        (0.11)      (0.42)      (0.39)
-----------------------------------  ----------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
Net asset value, end of period         $10.29     $10.28       $10.31      $10.31     $10.01        $10.00       $9.99       $9.75
-----------------------------------  ==========  ==========  ==========  ==========  ==========  ===========  ==========  ==========
Total return**                          4.38%      3.56%        7.49%       6.84%      4.33%         3.98%(c)    7.02%       1.95%
-----------------------------------
Ratios to Average Net Assets
-----------------------------------
    Expenses                            0.74%      1.49%        0.75%       1.50%      0.74%         1.52%(b)    0.35%       0.00%
-----------------------------------
    Net investment income (loss)        4.09%      3.33%        4.27%       3.51%      4.01%         3.41%(b)    4.36%       4.18%
-----------------------------------
    Expense waiver/
       reimbursement (a)                0.43%      0.33%        0.37%       0.27%      0.32%         0.28%(b)    0.77%       1.33%
-----------------------------------
Supplemental data
-----------------------------------
    Net assets, end of period
      (000 omitted)                  $188,966       $584     $168,800        $248    $35,463           $38     $28,315     $23,854
-----------------------------------
    Portfolio turnover rate (d)           42%        42%          49%         49%        30%           30%         27%         94%
-----------------------------------


*Reflects operations for the period from April 24, 1996 (date of commencement of operations) to July 31, 1996.

**Based on net asset value, which does not reflect the sales load.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Represents total return for Investment A Shares for the period from August 1, 1995 to April 23, 1996 plus the total return for the Investment C Shares for the period from April 24, 1996 to July 31, 1996.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Report of Independent Auditors
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders
FOUNTAIN SQUARE FUNDS

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Fountain Square Quality Growth Fund, Fountain Square Equity Income Fund, Fountain Square Balanced Fund, Fountain Square Mid Cap Fund, Fountain Square International Equity Fund, Fountain Square Pinnacle Fund, Fountain Square Bond Fund for Income, Fountain Square Quality Bond Fund, Fountain Square U.S. Government Securities Fund, Fountain Square Municipal Bond Fund, and Fountain Square Ohio Tax Free Bond Fund (the Funds) as of July 31, 1998, and the related statements of operations, statements of changes in net assets, statements of cash flows and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights for the Fountain Square Pinnacle Fund for each of the respective years or periods ended December 31, 1997 were audited by other auditors whose report dated January 27, 1998 expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of July 31, 1998, and the results of their operations, the changes in their net assets, their cash flows and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                /s/ Ernest A. Young LLP



Cincinnati, Ohio
September 24, 1998


Addresses
-------------------------------------------------------------------------------------------------------------------
       Fountain Square Quality Growth Fund                                         Fountain Square Funds
       Fountain Square Pinnacle Fund                                               c/o Fifth Third Bank
       Fountain Square Equity Income Fund                                          38 Fountain Square Plaza
       Fountain Square Balanced Fund                                               Cincinnati, Ohio 45263
       Fountain Square Mid Cap Fund
       Fountain Square International Equity Fund
       Fountain Square Bond Fund For Income
       Fountain Square Quality Bond Fund
       Fountain Square U.S. Government Securities Fund
       Fountain Square Municipal Bond Fund
       Fountain Square Ohio Tax Free Bond Fund
-------------------------------------------------------------------------------------------------------------------

Investment Advisor
                     Fifth Third Bank                                              38 Fountain Square Plaza
                                                                                   Cincinnati, Ohio 45263
-------------------------------------------------------------------------------------------------------------------

Custodian, Transfer Agent, Dividend Disbursing Agent, and Sub-Administrator
                     Fifth Third Bank                                              38 Fountain Square Plaza
                                                                                   Cincinnati, Ohio 45263
-------------------------------------------------------------------------------------------------------------------

Distributor and Administrator
                     BISYS Fund Services, L.P.                                     3435 Stelzer Road
                                                                                   Columbus, Ohio 43219
-------------------------------------------------------------------------------------------------------------------

Independent Auditors
                     Ernst & Young LLP                                             1300 Chiquita Center
                                                                                   250 East Fifth Street
                                                                                   Cincinnati, Ohio 45202
-------------------------------------------------------------------------------------------------------------------

                                          [LOGO OF FIFTH THIRD BANK APPEAR HERE]

                                                     Fifth Third Bank

                                                    Investment Advisor


9/98